Exhibit 10.8

EXECUTION VERSION

SECURED ENERGY MARKETING AND TRADING FACILITY

COMMON AGREEMENT

dated as of November 1, 2010

among

PPL ENERGYPLUS, LLC,

PPL ENERGY SUPPLY, LLC,

as Guarantor

PPL BRUNNER ISLAND, LLC,

as Guarantor

PPL MONTOUR, LLC,

as Guarantor

WILMINGTON TRUST FSB,

as Collateral Agent

and

THE SECURED COUNTERPARTIES

i

Schedules:

Schedule A	–	Initial Secured Counterparties
Schedule 1.01	–	Existing Debt
Schedule 1.02	–	Existing Liens

Exhibits:

Exhibit A.	Form of Common Agreement Joinder
Exhibit B.	Form of Secured Counterparty ISDA Master Agreement
Exhibit C.	Form of Genco Guaranty
Exhibit D.	Form of Parent Guaranty
Exhibit E.	Form of Brunner Island Mortgage
Exhibit F.	Form of Montour Mortgage
Exhibit G-1.	Form of Notice of Threshold Adjustment – Secured Counterparty Form
Exhibit G-2.	Form of Notice of Threshold Adjustment – Company Form

ii

Exhibit H-1.	Form of Secured Counterparty Exposure Notification – Secured Counterparty Form
Exhibit H-2.	Form of Secured Counterparty Exposure Notification – Company Form
Exhibit I-1.	Form of Notice of Secured Counterparty ISDA Agreement Event of Default – Company Form
Exhibit I-2.	Form of Notice of Secured Counterparty ISDA Agreement Event of Default – Secured Counterparty Form
Exhibit I-3.	Form of Trading Limitation Notice
Exhibit I-4.	Form of Trading Limitation Notice
Exhibit J-1.	Form of Revocation of Trading Limitation Notice
Exhibit J-2.	Form of Notice of Cure of Secured Counterparty ISDA Agreement Event of Default – Company Form
Exhibit J-3.	Form of Notice of Cure of Secured Counterparty ISDA Agreement Event of Default – Secured Counterparty Form
Exhibit K-1.	Form of Notice of Early Termination Date – Company Form
Exhibit K-2.	Form of Notice of Early Termination Date – Secured Counterparty Form
Exhibit L-1.	Form of Notice to the Collateral Agent of an Early Termination Date – Company Form
Exhibit L-2.	Form of Notice to the Collateral Agent of an Early Termination Date – Secured Counterparty Form
Exhibit M.	Form of Notice to the Secured Counterparties of an Early Termination Date
Exhibit N-1.	Form of Vote Request – Company Form
Exhibit N-2.	Form of Vote Request – Secured Counterparty Form
Exhibit N-3.	Form of Vote Notice

iii

COMMON AGREEMENT dated as of November 1, 2010 (this “Agreement”), among PPL ENERGYPLUS, LLC, a Pennsylvania limited liability company (the “Company”), PPL ENERGY SUPPLY, LLC, a Delaware limited liability company (the “Parent”), as a Guarantor, PPL BRUNNER ISLAND, LLC, a Delaware limited liability company (“PPL Brunner Island”), as a Guarantor, PPL MONTOUR, LLC, a Delaware limited liability company (“PPL Montour”), as a Guarantor, WILMINGTON TRUST FSB, as collateral agent on behalf of the Secured Counterparties (together with its permitted successors and assigns, the “Collateral Agent”), and the Secured Counterparties from time to time parties hereto.

RECITALS

The Company, the Parent, PPL Brunner Island and PPL Montour intend by this Agreement and the other Facility Documents to establish a secured energy marketing and trading facility (the “Facility”) with one or more Secured Counterparties.

Under the Facility, the Company and the Secured Counterparties may from time to time enter into transactions involving the purchase and sale of electrical energy, generating capacity, fuel and other energy related commodities and other Energy Transactions pursuant to the Secured Counterparty ISDA Agreements; under each Parent Guaranty, the Parent will guaranty to the applicable Secured Counterparty a portion of the Company’s payment obligations under the Secured Counterparty ISDA Agreement with such Secured Counterparty; under the Genco Guaranty, PPL Brunner Island and PPL Montour will jointly and severally guaranty up to $800,000,000 of the Company’s payment obligations in respect of all Secured Counterparty ISDA Agreements and the Company’s payment obligations to the Collateral Agent under the Facility Documents; PPL Brunner Island will secure its obligations under the Genco Guaranty, the Company’s payment obligations in respect of the Secured Counterparty ISDA Agreements and the Company’s payment obligations to the Collateral Agent under the Facility Documents, up to the maximum amount to be described in the PPL Brunner Island Mortgage, by granting a mortgage lien in favor of the Collateral Agent for the benefit of the Secured Counterparties on the PPL Brunner Island Generating Station pursuant to the Brunner Island Mortgage; and PPL Montour will secure its obligations under the Genco Guaranty, the Company’s payment obligations in respect of the Secured Counterparty ISDA Agreements and the Company’s payment obligations to the Collateral Agent under the Facility Documents, up to the maximum amount to be described in the PPL Montour Mortgage, by granting a mortgage lien in favor of the Collateral Agent for the benefit of the Secured Counterparties on the Montour Generating Station pursuant to the PPL Montour Mortgage.

This Agreement contains representations and warranties and covenants common to all Energy Transactions under the Facility. This Agreement also contains provisions defining the role of the Collateral Agent and its relationship with the Secured Counterparties, including provisions relating to the enforcement of the Genco Guaranty and the exercise of remedies under the Mortgages.

In consideration of the foregoing, the parties do hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions.

“Adjusted Aggregate Facility Utilization” means, for any Valuation Date, the sum of each Adjusted Individual Facility Utilization for that Valuation Date for all Secured Counterparties.

“Adjusted Facility Limit” has the meaning set forth in Section 7.04(b).

“Adjusted Individual Facility Utilization” means, for any Valuation Date and for each Secured Counterparty:

(a) subject to Section 2.03(b):

(i) the Individual Facility Utilization for such Secured Counterparty as of such Valuation Date multiplied by

(ii) the lesser of one and the result of (A) the Facility Limit (including as adjusted in accordance with Sections 2.05 and 7.04 and solely for purposes of this definition, as adjusted in accordance with Section 2.03(b)) divided by (B) the sum of the Individual Facility Utilization for all Secured Counterparties (taking into account, when applicable, any increases to Individual Facility Utilizations as a result of CT Decreases for all CTD Secured Counterparties) other than any Terminated Secured Counterparty;

provided, that, if the Counterparty Threshold for any Secured Counterparty will decrease effective as of such Valuation Date pursuant to Section 2.02 as a result of a Threshold Modification and the fraction determined under clause (ii) above (after giving effect to such decrease and any similar decreases with respect to any other Secured Counterparty) would be less than one (referred to as the “Overutilization Condition”), then, for such Valuation Date and each Valuation Date thereafter until the Overutilization Condition is no longer true, the following shall apply:

(1) such Secured Counterparty shall be considered a “CTD Secured Counterparty”;

(2) the amount of such decrease, together with the amount of any further decreases effective during such period, shall be considered a “CT Decrease”; and

(3) the Adjusted Individual Facility Utilization for each CTD Secured Counterparty shall be determined utilizing the amount of its Counterparty Threshold in effect immediately prior to giving effect to such CT Decrease; provided, however, that, if the Facility Limit exceeds the sum of the amount determined in clause (ii)(B) above (as calculated without giving effect to any CT Decrease) (such excess, the “CTD Facility Limit Excess”), then the Adjusted Individual Facility Utilization for each CTD Secured Counterparty will be increased pro rata based on the amount by which such CTD Secured Counterparty’s Individual Facility Utilization (calculated after giving effect to the CT Decrease) exceeds its respective Adjusted Individual Facility Utilization (as initially calculated above without giving effect to any CT Decrease), but shall in no event exceed such CTD Secured Counterparty’s Facility Threshold.

“Adjusted Obligations” means, with respect to each Secured Counterparty and any time any proceeds are distributed under Section 7.05, the greater of zero and the result of the following:

(i) all Obligations then owed to such Secured Counterparty; less

(ii) the sum of:

(x) such Secured Counterparty’s Counterparty Threshold as of the Relevant Valuation Date for such Secured Counterparty; plus

(y) such Secured Counterparty’s Bilateral Collateral Entitlement as of the Relevant Valuation Date or, if the Posted Credit Support is greater than the Bilateral Collateral Entitlement, the Posted Credit Support as of such Relevant Valuation Date posted to such Secured Counterparty;

provided, that, if such Secured Counterparty is a CTD Secured Counterparty as of such Relevant Valuation Date, then (A) the calculations set forth in clause (ii) above shall utilize the Counterparty Threshold without giving effect to any CT Decrease, and (B) such CTD Secured Counterparty’s Adjusted Obligations will be increased by the amount of any increase to such CTD Secured Counterparty’s Adjusted Individual Facility Utilization pursuant to the final proviso in the definition of “Adjusted Individual Facility Utilization”.

“Affected Party” has the meaning given to such term in the Secured Counterparty ISDA Agreements.

“Affiliate” means, with respect to a Person, any other Person who is directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through the ownership of stock or its equivalent, by contract or otherwise.

“Agreement” has the meaning set forth in the Preamble hereof.

“Automatic Threshold Adjustment” means, with respect to any Secured Counterparty, any reduction or increase in its Counterparty Threshold or Facility Threshold that occurs as a result of the operation of the applicable Secured Counterparty ISDA Agreement (in existence on the date of this Agreement or the date such Secured Counterparty becomes a party to this Agreement), including any such change that results from any downgrade in the ratings assigned by any Rating Agency to any Credit Party or that arises as a result of the occurrence of an Event of Default or Termination Event under (and as defined in) the applicable Secured Counterparty ISDA Agreement. An “Automatic Threshold Adjustment” shall not be a Threshold Modification.

“Availability Event” means the weighted average Equivalent Availability Factor for all of the units of the Generating Stations (determined by calculating (a) the sum of the products of (i) the Equivalent Availability Factor for each such unit and (ii) such unit’s net maximum capacity, divided by (b) the sum of the net maximum capacity for all such units) over the immediately preceding 24-month period is less than 70%.

“Bilateral Collateral Entitlement” means, with respect to each Secured Counterparty and any time any proceeds are distributed under Section 7.05, the result of

(a) such Secured Counterparty’s Secured Counterparty Exposure as of the Relevant Valuation Date, less

(b) such Secured Counterparty’s Adjusted Individual Facility Utilization as of the Relevant Valuation Date, less

(c) such Secured Counterparty’s Counterparty Threshold, in each case, as of the Relevant Valuation Date.

provided, that, if such Secured Counterparty is a CTD Secured Counterparty as of such Relevant Valuation Date, then (A) the calculation of the Bilateral Collateral Entitlement shall utilize the Counterparty Threshold without giving effect to any CT Decrease, and (B) such CTD Secured Counterparty’s Bilateral Collateral Entitlement will be decreased by the amount of any increase to such CTD Secured Counterparty’s Adjusted Individual Facility Utilization pursuant to the final proviso to the definition of “Adjusted Individual Facility Utilization”.

“Brunner Island Mortgage” means the Open-End Mortgage, Security Agreement and Fixture Filing dated as of October 26, 2010 from PPL Brunner Island to the Collateral Agent relating to PPL Brunner Island’s interest in the Brunner Island Generating Station located in York County, Pennsylvania, such mortgage substantially in the form of Exhibit E.

“Business Day” means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York City.

“Capital Lease” means any lease of property which, in accordance with GAAP, should be capitalized on the lessee’s balance sheet.

“Capital Lease Obligations” means, with respect to any Person, the obligations of such Person as lessee under a Capital Lease, in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP.

“CERCLA” has the meaning set forth Section 4.02(k)(i)(C).

“Collateral Agent” has the meaning set forth in the Preamble of this Agreement.

“Common Agreement Joinder” means a Common Agreement Joinder substantially in the form of Exhibit A.

“Company” has the meaning set forth in the Preamble of this Agreement.

“Confirmation” has the meaning given to such term in the applicable Secured Counterparty ISDA Agreement.

“Corporation” means a corporation, association, company, joint stock company, limited liability company, partnership or business trust.

“Counterparty Threshold” has the meaning given to such term in the Secured Counterparty ISDA Agreements and for purposes of this Agreement shall be deemed to be the amount notified to the Collateral Agent in accordance with Section 2.02.

“Credit Parties” means the Company, the Parent and each of the Gencos.

“Credit Support Annex” means, with respect to any Secured Counterparty ISDA Agreement, the Credit Support Annex contained in the related Schedules and Annexes.

“Cross Termination Event” has the meaning set forth in Section 6.02(a).

“CT Decrease” has the meaning set forth in the definition of Adjusted Individual Facility Utilization.

“CTD Facility Limit Excess” has the meaning set forth in the definition of Adjusted Individual Facility Utilization.

“CTD Secured Counterparty” has the meaning set forth in the definition of Adjusted Individual Facility Utilization.

“Data Availability Date” means each quarterly date on which the Equivalent Availability Factor is reported pursuant to Section 5.03(h) of this Agreement.

“Debt” of any Person means, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all Guarantees by such Person of Debt of others, (iv) all Capital Lease Obligations and Synthetic Leases of such Person, (v) all obligations of such Person in respect of Interest Rate Protection Agreements, foreign currency exchange agreements or other interest or exchange rate hedging arrangements (the amount of any such obligation to be the net amount that would be payable upon the acceleration, termination or liquidation thereof), but only to the extent that such net obligations exceed $75,000,000 in the aggregate, (vi) all obligations of such Person as an account party in respect of letters of credit and bankers’ acceptances; and (vii) obligations of such Person in excess of $75,000,000 for the deferred purchase price of property under any installment sale, conditional sale or title retention agreement that is not in the ordinary course of business of such Person; provided, however, that “Debt” of such Person does not include (a) except to the extent such obligations are described in clause (vii) above, any obligations of such Person under any installment sale, conditional sale or title retention agreement or any other agreement relating to obligations for the deferred purchase price of property or services, (b) any obligations under agreements relating to the purchase and sale of any commodity, including any power sale or purchase agreements, any commodity hedge or derivative (regardless of whether any such transaction is a “financial” or physical transaction), and including, without limitation, this Agreement, the other Facility Documents and the Secured Counterparty ISDA Agreements, (c) any trade obligations or other obligations of such Person incurred in the ordinary course of business or (d) any obligations of such Person under any lease agreement (including any lease intended as security) that is not a Capital Lease or a Synthetic Lease.

As used in the definition of “Debt,” “Guarantee” of or by any Person means any obligation, contingent or otherwise, of such person guaranteeing or having the economic effect of guaranteeing any Debt of any other person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to purchase (or to advance or supply funds for the purchase of) any security for payment of such Debt, (ii) to purchase or lease property, securities or services for the purpose of assuring the owner of such Debt of the payment of such Debt or (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt; provided, however, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

“Default” means any occurrence, circumstance or event, or any combination thereof, which, with the lapse of time or the giving of notice, or both, would constitute an Event of Default.

“Early Termination Date” means, with respect to any Secured Counterparty and Secured Counterparty ISDA Agreement, the Early Termination Date designated or occurring thereunder that results in the termination of all Energy Transactions then outstanding under such Secured Counterparty ISDA Agreement.

“Effective Date” means November 3, 2010, or such other date as the Credit Parties, the Collateral Agent and the Initial Secured Counterparties shall agree.

“Eligible Collateral” has, with respect to any Secured Counterparty, the meaning set forth in the applicable Secured Counterparty ISDA Agreement.

“Energy Transaction” means an “Energy Transaction” as such term is defined in the Secured Counterparty ISDA Agreements.

“Energy Transaction Date” has the meaning set forth in Section 3.02.

“Environmental Laws” means any and all federal, state and local statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses or other written governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or Hazardous Substances or wastes into the environment, including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or Hazardous Substances or wastes.

“Environmental Liabilities” means all liabilities (including anticipated compliance costs) in connection with or relating to the business, assets, present or previously owned, leased or operated property, activities (including, without limitation, off-site disposal) or operations of any Credit Party, which arise under or relate to matters covered by Environmental Laws.

“Equivalent Availability Factor” for any unit of a Generating Station for any period, is equal to (a) the Available Hours for such unit during such period less the Equivalent Derated Hours for such period, (b) divided by the Period Hours during such period, expressed as a percentage. For purposes of this definition (i) “Period Hours” are the number of hours in the period being reported that the unit was in the active state; (ii) “Available Hours” are the sum of the Unit Service Hours and Reserve Shutdown Hours; (iii) “Unit Service Hours” are the number of hours the unit was synchronized to the system (for units equipped with multiple generators, count only those hours when at least one of the generators was synchronized, whether or not one or more generators were actually in service); (iv) “Reserve Shutdown Hours” is the sum of all hours the unit was available to the system but not synchronized for economy reasons; and (v) “Equivalent Derated Hours” are the product of the planned, unplanned and seasonal derated hours and the size of the deratings, divided by the net maximum capacity, in each case determined in accordance with the Generating Availability Data System (GADS) Data Reporting Instructions.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

“ERISA Group” means the Parent and all members of any controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Parent, are treated as a single employer under Section 414(b) or (c) of the Internal Revenue Code.

“Event of Default” has the meaning set forth in Section 6.01.

“Existing Debt” means the Debt outstanding on the Effective Date and listed on Schedule 1.01 hereto.

“Extension Date” has the meaning set forth in Section 2.05(a).

“Facility” has the meaning set forth in the Recitals.

“Facility Documents” means this Agreement, the Guaranties and the Mortgages.

“Facility Limit” means the Initial Facility Limit, as adjusted pursuant to Section 2.05 and/or 7.04 of this Agreement (but without giving effect to any adjustments pursuant to Section 2.03(b)).

“Facility Reduction Factor” is equal to 1.5% for each 1% reduction below 70% in the weighted average Equivalent Availability Factor for the Generating Stations for any calculation period. For purposes of illustration, for a weighted average Equivalent Availability Factor of 67% reported on any Data Availability Date, the Facility Reduction Factor would be 4.5% (1.5% multiplied by (70-67)).

“Facility Threshold” for each Secured Counterparty has the meaning given to such term in the applicable Secured Counterparty ISDA Agreement and for purposes of this Agreement shall be deemed to be the amount notified to the Collateral Agent in accordance with Section 2.02 and the other provisions of this Agreement.

“Fee Letter” has the meaning set forth in Section 5.01(g).

“Final Notification Time” means 12:00 noon, New York City time, on a Business Day.

“Fourth Level Obligations” means, with respect to each Secured Counterparty, the amount, if any, by which:

(i) such Secured Counterparty’s Adjusted Obligations, exceed

(ii) such Secured Counterparty’s Third Level Obligations distributed in accordance with Section 7.05(c).

“GAAP” means United States generally accepted accounting principles applied on a consistent basis.

“Genco” means each of PPL Brunner Island and PPL Montour.

“Genco Guaranty” means the joint and several guaranty made by the Gencos substantially in the form of Exhibit C.

“Generating Stations” means the generating stations owned by PPL Montour and PPL Brunner Island which are subject to the Liens created under the Mortgages.

“Good Utility Practices” means those practices, methods, equipment, specifications and standards of safety and performance, as the same may change from time to time, as are commonly used by electric generation stations capable of operations using coal in the region and of a type and size similar to each Generating Station as good, safe and prudent engineering practices in connection with the design, construction, operation, maintenance, repair and use of electrical and other equipment, facilities and improvements of such electrical station, with commensurate standards of safety, performance, dependability, efficiency and economy. “Good Utility Practices” does not necessarily mean one particular practice, method, equipment specification or standard in all cases, but is instead intended to encompass a broad range of acceptable practices, methods, equipment specifications and standards.

“Governmental Authority” means any federal, state or local government, authority, agency, central bank, quasi-governmental authority, court or other body or entity, and any arbitrator, with authority to bind a party at law.

“Guaranties” means the Parent Guaranties and the Genco Guaranty.

“Guarantors” means the Parent and the Gencos.

“Hazardous Substance” means any toxic, caustic or otherwise hazardous substance, including petroleum, its derivatives, by products and other hydrocarbons, or any substances having any constituent elements displaying any of the foregoing characteristics.

“Indemnitee” has the meaning given such term in Section 5.04(a).

“Individual Facility Utilization” means, for any Valuation Date and for each Secured Counterparty, the lesser of (a) such Secured Counterparty’s Facility Threshold and (b) an amount equal to the excess, if any, of the Secured Counterparty Exposure of such Secured Counterparty for that Valuation Date over such Secured Counterparty’s Counterparty Threshold.

“Initial Facility Limit” shall be $800,000,000.

“Initial Notification Time” means 10:00 a.m., New York City time, on a Business Day.

“Initial Secured Counterparties” means the Secured Counterparties that are parties to this Agreement on the Effective Date and that are identified in Schedule A.

“Interest Rate Protection Agreements” means any agreement providing for an interest rate swap, cap or collar, or any other financial agreement designed to protect against fluctuations in interest rates.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.

“Liens” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance intended to confer or having the effect of conferring upon a creditor a preferential interest.

“Material Adverse Effect” means (a) any material adverse effect upon the business, assets, financial condition or operations of the Credit Parties taken as a whole, (b) a material adverse effect on the ability of any Credit Party to perform its obligations under any Secured Counterparty ISDA Agreement or any Facility Document to which it is a party or (c) a material adverse effect on (i) the value of the Mortgaged Property taken as a whole or (ii) the validity or enforceability of any of the Secured Counterparty ISDA Agreements or the Facility Documents.

“Material Plan” means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $50,000,000.

“Mid-Exposure” means, with respect to any Valuation Date, the average of the final valuation of Secured Counterparty Exposure provided by the Company with respect to such Valuation Date and the valuation of Secured Counterparty Exposure provided by the Secured Counterparty with respect to such Valuation Date.

“Montour Mortgage” means the Open-End Mortgage, Security Agreement and Fixture Filing dated as of October 26, 2010 from PPL Montour to the Collateral Agent relating to PPL Montour’s interest in the Montour Generating Station located near Washingtonville, Pennsylvania, such mortgage substantially in the form of Exhibit F.

“Mortgages” means the Brunner Island Mortgage and the Montour Mortgage.

“Mortgaged Property” means the property on which a Lien is granted under either Mortgage, provided that when used with respect to PPL Brunner Island, “Mortgaged Property” has the meaning set forth in the Brunner Island Mortgage, and when used with respect to PPL Montour, “Mortgaged Property” has the meaning set forth in the Montour Mortgage.

“Multiemployer Plan” means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

“Non-Recourse Debt” means Debt of a Genco with respect to which recourse to the Genco is limited to specific designated assets which do not include any of its Mortgaged Property.

“Notice of Early Termination Date” has the meaning set forth in Section 6.05(d).

“Obligations” means all obligations owed to any Secured Counterparty or the Collateral Agent under the relevant Secured Counterparty ISDA Agreements or the Facility Documents.

“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.

“Parent” has the meaning set forth in the Preamble of this Agreement.

“Parent Guaranty” means each guaranty by the Parent to a Secured Counterparty of all or a portion of the Company’s payment obligations under the Secured Counterparty ISDA Agreement with such Secured Counterparty, substantially in the form of Exhibit D.

“Parent’s Rating” means the senior unsecured long-term debt rating of the Parent (without giving effect to any third party credit enhancement) from a Rating Agency.

“Patriot Act” has the meaning set forth in Section 9.13.

“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

“Permitted Liens” means any of the following:

(a) the Liens contemplated by Secured Counterparty ISDA Agreements or the Facility Documents;

(b) the Liens and other matters reflected on the title reports delivered to the Collateral Agent and the Initial Secured Counterparties on the Effective Date;

(c) Liens existing on the Effective Date that are described on Schedule 1.02 hereto;

(d) Liens for taxes, assessments or governmental charges or levies not yet due or which are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside and which are not reasonably expected to have a material adverse effect on the value of the Mortgaged Property taken as a whole;

(e) Liens arising out of pledges or deposits under worker’s compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

(f) Liens imposed by law, such as carriers’, landlords’, warehousemen’s and mechanics’ liens and other similar liens arising in the ordinary course of business (i) which secure payment of obligations not more than 60 days past due or (ii) which are being contested in good faith by appropriate proceedings, for which adequate reserves in accordance with GAAP shall have been set aside and which are not reasonably expected to have a material adverse effect on the value of the Mortgaged Property taken as a whole;

(g) easements (including, without limitation, reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variances and other restrictions, charges or encumbrances (whether or not recorded) affecting the use of real property which do not, in the aggregate, materially impair the use by the Gencos of the Mortgaged Property, considered as a whole, for the purposes for which it is held by the Gencos, or the value of the Mortgaged Property considered as a whole;

(h) judgment Liens which secure payment of legal obligations arising from judgments that would not constitute an Event of Default under Section 6.01(f);

(i) any vendor’s Liens, purchase money Liens or any other Lien on any property or asset acquired after the date hereof existing on any such property or asset at the time of acquisition thereof (and not created in anticipation thereof), as long as, in any such case, no such Lien shall extend to or cover any other asset, and only to the extent that the aggregate value of the obligations secured by such Liens shall not at any time exceed $25,000,000;

(j) Liens, deposits and/or similar arrangements to secure the performance of bids, tenders or contracts (other than contracts for borrowed money), public or statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(k) Liens arising out of obligations or duties to any municipality or public authority with respect to any franchise, grant, license, permit or certificate;

(l) rights reserved to or vested in any municipality or public authority to control or regulate any asset or to use such asset in a manner which does not materially impair the use of such asset for the purposes for which it is held;

(m) irregularities in or deficiencies of title to any asset which do not materially adversely affect the use of such property in the normal course of business;

(n) any Lien on any property or asset of any corporation or other entity existing at the time such corporation or entity is acquired, merged or consolidated or amalgamated with or into a Genco and not created in contemplation of such event;

(o) any Lien on any asset securing obligations incurred or assumed for the purpose of financing all or any part of the cost of acquiring, constructing or improving such asset, as long as any such Lien attaches to such asset, solely to extent of the value of the obligation secured by such Lien, concurrently with or within 180 days after the acquisition, construction or improvement thereof, and only to the extent that the aggregate value of the obligations secured by such Liens shall not at any time exceed $50,000,000;

(p) any Liens in connection with the issuance of tax-exempt industrial development or pollution control bonds or similar bonds issued pursuant to Section 103(b) of the Internal Revenue Code to finance all or any part of the purchase price of or the cost of constructing, equipping or improving property, but only to the extent that the aggregate principal amount of all such bonds at any time outstanding shall not exceed $25,000,000;

(q) rights of lessees arising under leases entered into by a Genco as lessor in the ordinary course of such Genco’s business, which leases are not reasonably expected to have a material adverse effect on the value of the Mortgaged Property taken as a whole;

(r) any Liens on or reservations with respect to governmental and other licenses, permits, franchises, consents and allowances; any Liens on patents, patent licenses and other patent rights, patent applications, trade names, trademarks, copyrights, claims, credits, choses in action and other intangible property and general intangibles, including, but not limited to, computer software;

(s) any Liens on automobiles, buses, trucks and other similar vehicles and movable equipment; marine equipment; airplanes, helicopters and other flight equipment; and parts, accessories and supplies used in connection with any of the foregoing;

(t) any Liens on furniture and furnishings; and computers and data processing, data storage, data transmission, telecommunications and other facilities, equipment and apparatus, which, in any case, are used primarily for administrative or clerical purposes;

(u) Liens securing letters of credit entered into in the ordinary course of business, but only to the extent that the aggregate face amount of any such letters of credit so secured shall not at any time exceed $10,000,000;

(v) Liens on property which is the subject of one or more lease obligations designating either Genco as lessee and all right, title and interest of such Genco in and to such property and in, to and under such lease agreement, whether or not such lease agreement is intended as a security; provided, that to the extent that any such leases are Capital Leases, the aggregate amount of the Capital Lease Obligations subject to such Liens shall not at any time exceed $25,000,000; and provided further that to the extent that any such leases are Synthetic Leases, the aggregate amount of obligations thereunder considered to be borrowed money indebtedness for tax purposes shall not at any time exceed $25,000,000;

(w) Liens arising out of the refinancing, extension, renewal or refunding of any obligation secured by any Lien permitted by clauses (a) through (v) of this definition of “Permitted Liens”; provided that such obligation is not increased; and

(x) other Liens, so long as the aggregate value of the obligations secured by such Liens shall not at any time exceed $25,000,000.

“Person” means an individual, a corporation, a partnership, an association, a limited liability company, a trust or an unincorporated association or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Plan” means at any time an employee pension benefit plan (including a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

“Posted Credit Support” has the meaning set forth in the Secured Counterparty ISDA Agreement.

“PPL Brunner Island” has the meaning set forth in the Preamble of this Agreement.

“PPL Montour” has the meaning set forth in the Preamble of this Agreement.

“Rating Agency” means any of Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc., or Moody’s Investors Service, Inc., or in any case its respective successor, or absent any such successor, any such nationally recognized statistical rating organization as the Parent and the Required Secured Counterparties may select.

“Relevant Valuation Date” means, with respect to each Secured Counterparty and any time proceeds are distributed under Section 7.05, the Valuation Date for which the notice delivered by the Collateral Agent under Section 2.03(a) has most recently been issued to such Secured Counterparty prior to such time.

“Required Secured Counterparties” means, at any time, the Secured Counterparties whose combined Voting Interest is greater than 50% of the aggregate Voting Interests as of the Final Notification Time on the second Business Day prior to the date on which the determination is made pursuant to this Agreement or the relevant Facility Document, as applicable, provided that (i) if any Secured Counterparty shall cease to have been a party to this Agreement at the time at which such determination is made, then the Required Secured Counterparties shall be determined without regard to such former Secured Counterparty, based on Voting Interest of the remaining Secured Counterparties as of the Final Notification Time on such second prior Business Day and (ii) for the purposes of determining the “Required Secured Counterparties”, if at such time the aggregate Voting Interests of all Secured Counterparties is zero, then the Required Secured Counterparties shall mean all Secured Counterparties.

“Responsible Officer” means, as to any Person, the chief executive officer, president, chief financial officer, controller, treasurer or assistant treasurer of such Person.

“Sanctioned Entity” means (i) an agency of the government of, (ii) an organization directly or indirectly controlled by, or (iii) a person resident in, a country that is subject to a sanctions program identified on the list maintained by OFAC and available at http://www.treas.gov/offices/enforcement/ofac/sanctions/index.html, or as otherwise published from time to time as such program may be applicable to such agency, organization or person.

“Sanctioned Person” means a Person named on the list of Specialty Designated Nationals or Blocked Persons maintained by OFAC available at http://www.treas.gov/offices/enforcement/ofac/sdn/index.html, or as otherwise published from time to time.

“SEC” means the Securities and Exchange Commission, or any successor thereto.

“Second Notification Time” means 11:00 a.m., New York City time, on a Business Day.

“Secured Counterparty” means a party to this Agreement (including a party that has executed a Common Agreement Joinder) with whom the Company may enter into one or more Energy Transactions under the Facility pursuant to this Agreement and such party’s Secured Counterparty ISDA Agreement; provided, that, neither the Company nor any of its Affiliates may be a Secured Counterparty.

“Secured Counterparty Exposure” means for any Valuation Date and with respect to each Secured Counterparty, (i) prior to the occurrence of an Early Termination Date in respect of such Secured Counterparty ISDA Agreement, the amount, if any, that would be payable to the Secured Counterparty by the Company (expressed as a positive number or zero) pursuant to Section 6(e)(ii)(2)(A) of such Secured Counterparty ISDA Agreement if all Energy Transactions under such Secured Counterparty ISDA Agreement were being terminated as of the Valuation Time with respect to such Valuation Date (it being understood, for the avoidance of doubt, that if any amount payable under such Section 6(e)(ii)(2)(A) would be payable by the Secured Counterparty to the Company, then the Secured Counterparty Exposure will be zero); and (ii) after the occurrence of an Early Termination Date in respect of such Secured Counterparty

ISDA Agreement, the amount of the Termination Payment, if any, due and owing to the Secured Counterparty under such Secured Counterparty ISDA Agreement as determined in accordance with the terms of the Secured Counterparty ISDA Agreement.

“Secured Counterparty ISDA Agreement” means, with respect to any Secured Counterparty, the ISDA Master Agreement entered into by such Secured Counterparty with the Company in accordance with Section 2.04, including the related Schedules and Annexes (including the Credit Support Annex) thereto (substantially in the form of Exhibit B hereto) and the Confirmation for each Energy Transaction to which such Secured Counterparty is a party together with any modification thereto to the extent such modifications are not inconsistent with the terms hereof.

“Solvent” means, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Subsidiary” means any Corporation, a majority of the outstanding Voting Stock of which is owned, directly or indirectly, by the Parent or one or more other Subsidiaries of the Parent.

“Synthetic Lease” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP.

“Terminated Secured Counterparty” has the meaning set forth in Section 2.03(b)(i).

“Termination Payment” means the amount, if any, payable to the Secured Counterparty under the applicable Secured Counterparty ISDA Agreement upon a termination (whether as a result of the occurrence of an event of default or other termination event) of the Energy Transactions outstanding under such Secured Counterparty ISDA Agreement, including any “Settlement Amount” or “Termination Payment” (as defined in such agreement) and any accrued and unpaid interest thereon.

“Termination Valuation Date” means, with respect to any notice of designation of an Early Termination Date delivered by a Secured Counterparty pursuant to Section 2.03(b), either:

(a) if such notice is delivered on a Valuation Date prior to the Second Notification Time, the Valuation Date on which such notice is delivered; or

(b) in all other cases, the next Valuation Date occurring after such notice is delivered.

“Third Level Obligations” means, with respect to each Secured Counterparty, the lesser of:

(a) such Secured Counterparty’s Adjusted Individual Facility Utilization as of the Relevant Valuation Date (calculated in accordance with Section 2.03(b)), and

(b) such Secured Counterparty’s Adjusted Obligations.

“Threshold Modification” means, with respect to any Secured Counterparty, any modification or amendment to its Counterparty Threshold or Facility Threshold agreed to by the Company and any Secured Counterparty following the Effective Date or the date that the Secured Counterparty became a party to this Agreement, but for the avoidance of any doubt, shall not include an Automatic Threshold Adjustment.

“Trading Limitation Notice” has the meaning set forth in Section 6.05(b).

“Unfunded Liabilities” means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

“Valuation Date” means each Business Day.

“Valuation Time” means, for each Valuation Date, the close of business on the Business Day before such Valuation Date.

“Voting Interest” means, with respect to any Secured Counterparty at any time, (x) if there are no Energy Transactions in effect between such Secured Counterparty and the Company at such time and such Secured Counterparty is not a Terminated Secured Counterparty, zero; (y) if such Secured Counterparty is a Terminated Secured Counterparty, its Adjusted Individual Facility Utilization at such time; and (z) if there are any Energy Transactions in effect between such Secured Counterparty and the Company at such time, the greater of (i) such Secured Counterparty’s Adjusted Individual Facility Utilization and (ii) 50% of its Facility Threshold at such time.

“Voting Stock” means stock (or other interests) of a Corporation having ordinary voting power for the election of directors, managers or trustees thereof, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

“Wholly-Owned Subsidiary” means, with respect to any Person at any date, any Subsidiary of such Person all of the Voting Stock of which (except directors’ qualifying shares) are at the time directly or indirectly owned by such Person.

Section 1.02 Rules of Interpretation and Construction.

(a) The singular includes the plural and the plural includes the singular. The definitions of terms apply equally to the singular and plural forms of the terms defined.

(b) A reference to a law, regulation or rule includes any amendment or modification to such law, regulation or rule, and all regulations and rulings promulgated thereunder.

(c) A reference to a Person includes its permitted successors, permitted replacements and permitted assigns.

(d) The words “include,” “includes” and “including” are not limiting.

(e) A reference in this Agreement to an Article, Section, Exhibit, Schedule, Annex or Appendix is to the Article, Section, Exhibit, Schedule, Annex or Appendix of this Agreement unless otherwise indicated. In the event of any conflict between the provisions of this Agreement (exclusive of the Exhibits, Schedules, Annexes and Appendices thereto) and any Exhibit, Schedule, Annex or Appendix thereto, the provisions of this Agreement shall control.

(f) References to any document, instrument or agreement (a) shall include all exhibits, schedules, annexes and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, amended and restated, modified and supplemented from time to time and in effect at any given time.

(g) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to such document as a whole and not to any particular provision of such document.

(h) Any reference to a time of day shall be deemed to be a reference to the local prevailing time in New York City, New York.

(i) Unless the context otherwise requires, whenever any statement is qualified by “to the best knowledge of” or “known to” (or a similar phrase) any Person that is not a natural person, it is intended to indicate that the senior management of such Person has conducted a commercially reasonable inquiry and investigation prior to making such statement and no member of the senior management of such Person (including managers, in the case of limited liability companies, and general partners, in the case of partnerships) has current actual knowledge of the inaccuracy of such statement.

ARTICLE II

THE FACILITY

Section 2.01 Energy Transactions. The Company and each Secured Counterparty may, but are not required to, enter into Energy Transactions from time to time under the terms of this Agreement and the applicable Secured Counterparty ISDA Agreement, and in the event that the Company and such Secured Counterparty so agree to enter into such Energy Transactions, each such Energy Transaction shall be subject to the terms of the Facility Documents and the applicable Secured Counterparty ISDA Agreement. This Agreement and the other Facility Documents are intended to provide credit support for the obligations of the Company to the Secured Counterparties under the respective Secured Counterparty ISDA Agreements.

Section 2.02 Individual Thresholds and Common Facility Limit. In connection with the Facility contemplated by this Agreement: (a) the Company and each Secured Counterparty shall agree on an individual basis in each separate Secured Counterparty ISDA Agreement to an individual unsecured credit limit for the Company as reflected in the definition of “Counterparty Threshold” and an additional individual credit limit for the Company, to be secured by the Mortgages, as reflected in the definition of “Facility Threshold”; (b) the Company shall post Eligible Collateral on a separate basis to each Secured Counterparty on the terms set forth in the applicable Secured Counterparty ISDA Agreement; (c) the Parent shall execute a Parent Guaranty in favor of each Secured Counterparty to guarantee the Company’s payment obligations under the Secured Counterparty ISDA Agreement with such Secured Counterparty in an amount equal to the sum of the respective Counterparty Threshold and Facility Threshold (and such other amounts as are specified in the form of such guaranty attached as Exhibit D); and (d) the Gencos shall enter into the Genco Guaranty in order to guarantee the Company’s payment obligations under all Secured Counterparty ISDA Agreements and the Company’s payment obligations to the Collateral Agent under the Facility Documents in an amount equal to the Initial Facility Limit. The Company and each Secured Counterparty shall notify the Collateral Agent of the respective Facility Threshold and Counterparty Threshold applicable to each Secured Counterparty upon the execution of the Secured Counterparty ISDA Agreement with such Secured Counterparty. Each Secured Counterparty (in the form attached hereto as Exhibit G-1) and the Company (in the form attached hereto as Exhibit G-2) shall promptly notify the Collateral Agent (with a copy to the other party) of any Threshold Modification or any Automatic Threshold Adjustment. Any modification or amendment of a Facility Threshold or a Counterparty Threshold notified pursuant to this Section 2.02 shall, for purpose of this Agreement, become effective (i) as of the Valuation Date such notice is delivered to the Collateral Agent if such notice is delivered at or prior to the Second Notification Time and (ii) in all other cases, on the Valuation Date following the Valuation Date on which such notice is delivered to the Collateral Agent.

Section 2.03 Notification of Secured Counterparty Exposure and Determination of Adjusted Individual Facility Utilization.

(a) Each of the Company and each Secured Counterparty shall calculate the respective Secured Counterparty Exposure for all Energy Transactions between the Company and such Secured Counterparty on each Valuation Date and shall promptly notify the other party and the Collateral Agent (in the form attached hereto as Exhibit H-1 with respect to a Secured Counterparty or in the form attached hereto as Exhibit H-2 with respect to the Company) of its calculation by no later than the Initial Notification Time on such Valuation Date. If there is a difference between the calculations of the Company and the respective Secured Counterparty with respect to such Secured Counterparty Exposure, the parties shall endeavor to agree on a mutually acceptable valuation; provided, that, in the event that the Company and such Secured Counterparty are unable to agree on the calculation of the Secured Counterparty Exposure by the Second Notification Time on such Valuation Date, then the Secured Counterparty Exposure with respect to such Secured Counterparty shall be the Mid- Exposure. The Company shall, and each Secured Counterparty may, notify the Collateral Agent (with a copy to the other party) of the Secured Counterparty Exposure calculated as provided in the previous sentence no later than the Second Notification Time on such Valuation Date if applicable. The Collateral Agent shall notify each Secured Counterparty and the Company by the Final Notification Time on each Valuation Date of the respective Adjusted Individual Facility Utilization for such Secured Counterparty, the Counterparty Threshold applicable to such Secured Counterparty and, at any time at which the Adjusted Aggregate Facility Utilization exceeds 70% of the Facility Limit as in effect at such time, both the Adjusted Aggregate Facility Utilization and the total of all Termination Payments then due and owing and that have been notified to the Collateral Agent pursuant to this Section 2.03(a); provided, that,

(i) if on any Valuation Date neither the Company nor the applicable Secured Counterparty notifies the Collateral Agent of the Secured Counterparty Exposure for such Secured Counterparty in accordance with this Section 2.03(a), then the Collateral Agent shall calculate the Adjusted Individual Facility Utilization for such Secured Counterparty using the applicable Secured Counterparty Exposure, if any, that was last reported prior to such date;

(ii) if on any Valuation Date either the Company or the applicable Secured Counterparty fails to notify the Collateral Agent of the Secured Counterparty Exposure for such Secured Counterparty in accordance with the first sentence of this Section 2.03(a), then the Collateral Agent shall calculate the Adjusted Individual Facility Utilization for such Secured Counterparty using only the applicable Secured Counterparty Exposure, if any, that was reported by the party that did notify the Collateral Agent in accordance with this Section 2.03(a);

(iii) if on any Valuation Date both the Company and the applicable Secured Counterparty provide separate and different valuations for the Secured Counterparty Exposure for such Secured Counterparty to the Collateral Agent and such parties have not reconciled such valuations prior to the Second Notification Time, then the Collateral Agent shall calculate the Adjusted Individual Facility Utilization for such Secured Counterparty using the Mid-Exposure for such Secured Counterparty Exposure; and

(iv) if at any time, the Collateral Agent does not provide notice to the Company and a Secured Counterparty of the Adjusted Individual Facility Utilization, then the Adjusted Individual Facility Utilization of that Secured Counterparty shall be deemed to have remained unchanged since the prior notice thereof from the Collateral Agent; and

provided, further, that any Secured Counterparty Exposure resulting from any Energy Transaction entered into by the Company and a Secured Counterparty in breach of Section 6.05(c)(i) of this Agreement shall be valid as between the Company and the relevant Secured Counterparty; and the sole remedy for any action undertaken in breach of Section 6.05(c) shall be the exclusion of the amount, if any, that would be payable to the Secured Counterparty by the Company pursuant to Section 6(e) of such Secured Counterparty’s Secured Counterparty ISDA Agreement upon termination of such Energy Transaction from the Obligations owed to such Secured Counterparty solely for purposes of calculating the amounts due to the Secured Counterparty under the Facility Documents and distributing the proceeds of the Mortgaged Property (but would otherwise be enforceable as between such Secured Counterparty and the Company), and, in connection therewith, the parties hereto agree that the Collateral Agent shall be deemed to not have any knowledge of such breach and shall use the Secured Counterparty Exposure reported to it pursuant to this Section 2.03(a) for all purposes of this Agreement, including (unless and until the Collateral Agent receives notice from a Secured Counterparty of a different Secured Counterparty Exposure, after receipt of which the Collateral agent shall use such different Secured Counterparty Exposure) Section 7.05.

(b) If any Secured Counterparty or the Company provides a notice to the Collateral Agent in the form of Exhibit K or Exhibit L hereto, as applicable, then for each Valuation Date after such Termination Valuation Date:

(i) such Secured Counterparty shall be considered a “Terminated Secured Counterparty”;

(ii) such Secured Counterparty’s Adjusted Individual Facility Utilization for each such Valuation Date shall be deemed to be the Adjusted Individual Facility Utilization that was determined as of the Termination Valuation Date in respect of such Secured Counterparty’s Secured Counterparty ISDA Agreement; and

(iii) for each Valuation Date after such Termination Valuation Date, with respect to each Secured Counterparty that was not a “Terminated Secured Counterparty” on such Termination Valuation Date its Adjusted Individual Facility Utilization for each such Valuation Date shall be deemed to be the Adjusted Individual Facility Utilization as of such Valuation Date.

For purposes of determining the Adjusted Individual Facility Utilization for each Secured Counterparty other than any Terminated Secured Counterparty, the Facility Limit shall be deemed to be reduced by the aggregate amount of the Adjusted Individual Facility Utilization for all Terminated Secured Counterparties.

Section 2.04 Secured Counterparty ISDA Agreements.

(a) Each Secured Counterparty shall enter into a Secured Counterparty ISDA Agreement (including Schedules and Annexes) with the Company in substantially the form of Exhibit B, with such changes and modifications as may be agreed separately by each Secured Counterparty and the Company (subject to the limitations set forth in clause (b) below). All Energy Transactions between the Company and such Secured Counterparty under the Facility shall be entered into under such Secured Counterparty ISDA Agreement.

(b) Modification of any of the following from the form set forth in Exhibit B (either at the time a Secured Counterparty ISDA Agreement is entered into or thereafter) shall require the consent of Required Secured Counterparties:

(i) Definition of “Specified Entity,” with respect to the Company;

(ii) The requirement that Loss and Second Method apply for payments on Early Termination (or modifications to either such term); and

(iii) Provisions regarding “Cross Default” and “Specified Indebtedness.”

(c) Modification of any of the following: at any date from the definition set forth in Section 1.01 of this Agreement and where applicable, the definition contained in the form of Secured Counterparty ISDA Agreement contained in Exhibit B shall, in each case, require the consent the Company and of all Secured Counterparties as of that date and, if the rights and duties of the Collateral Agent are affected thereby, the Collateral Agent, and notice of any such modification shall be delivered promptly to the Collateral Agent:

“Adjusted Obligations,” “Credit Support Annex,” “Initial Facility Limit,” “Adjusted Individual Facility Utilization,” “Adjusted Aggregate Facility Utilization,” “Bilateral Collateral Entitlement,” “Credit Support Annex,” “CT Decrease,” “CTD Facility Limit Excess,” “CTD Secured Counterparty,” “Threshold Modification,” “Energy Transaction,” “Facility Limit,” “Final Notification Time,” “Fourth Level Obligations,” “Individual Facility Utilization,” “Initial Notification Time,” “Local Business Day,” “Mid Exposure,” “Relevant Valuation Date,” “Required Secured Counterparties,” “Second Notification Time,” “Secured Counterparty Exposure,” “Termination Valuation Date,” “Third Level Obligations,” “Valuation Date,” or “Valuation Time.”

Section 2.05 Term of Facility.

(a) The initial term of the Facility shall commence on the Effective Date and end on the fifth anniversary of the Effective Date. On each anniversary of the Effective Date, the term of the Facility shall be extended automatically for one year (each such anniversary, an “Extension Date”). Any Secured Counterparty who desires not to participate in the Facility beyond the initial term or any extension thereof shall so notify the Company and the Collateral Agent not later than six months prior to the applicable Extension Date. Upon the expiration of the current term with respect to any Secured Counterparty that has so notified the Company and the Collateral Agent that it desires not to participate in an extension pursuant to the preceding sentence, and provided that (i) any Eligible Collateral required to be posted in accordance with the applicable Secured Counterparty ISDA Agreement after giving effect to such expiration has been posted and (ii) the Company has delivered a certificate to the Collateral Agent certifying to such non-extension and that such Eligible Collateral has been posted, the Facility Threshold for such Secured Counterparty shall be deemed to be zero, the Energy Transactions between the Company and such Secured Counterparty shall no longer be subject to this Agreement, and, except as to the agreements and obligations specified in Section 9.05, such Secured Counterparty shall no longer be a party to this Agreement, and shall no longer be deemed to be a Secured Counterparty for purposes of the Facility Documents, but shall continue to be entitled to the benefit of the Parent Guaranty in favor of such Secured Counterparty with respect to unsecured amounts owing to the Secured Counterparty under the Secured Counterparty ISDA Agreements; provided that, the Parent shall be entitled to replace the Parent Guaranty issued to such Secured Counterparty in connection herewith with a guaranty in substantially similar form, but revised to reduce the amount of the guarantee cap specified in Section 2 thereof by the amount of such Secured Counterparty’s secured Facility Threshold specified in Section 2 (it being understood that such guarantee cap shall thereafter be equal to the unsecured Counterparty Threshold agreed upon by the Parent and such Secured Counterparty), on terms to be reasonably agreed upon by Parent and such Secured Counterparty.

(b) If the Company elects to permanently reduce the Facility Threshold for any Secured Counterparty to zero pursuant to the Secured Counterparty ISDA Agreement, then provided that (i) any Eligible Collateral required to be posted in accordance with the Secured Counterparty ISDA Agreement after giving effect to such reduction in the Facility Threshold and such release has been posted and (ii) the Company has delivered a certificate to the Collateral Agent certifying as to such reduction in Facility Threshold to zero and that such Eligible Collateral has been posted, the Facility Threshold for such Secured Counterparty shall be reduced to zero, and, except as to the agreements and obligations specified in Section 9.05, such Secured Counterparty shall no longer be a party to this Agreement, and shall no longer be deemed to be a Secured Counterparty for purposes of the Facility Documents.

(c) If at any time there are no Energy Transactions outstanding under any of the Secured Counterparty ISDA Agreements the Company may terminate the Facility by written notice to the Collateral Agent and all Secured Counterparties upon 30 Business Days’ prior notice and, except for those provisions specifically stated herein to survive termination, this Agreement shall be of no further force and effect.

Section 2.06 Joinder of Additional Counterparties to Common Agreement. A Person may become a Secured Counterparty by entering into a Common Agreement Joinder with the Credit Parties and the Collateral Agent and by entering into a Secured Counterparty ISDA Agreement which is consistent with the terms and provisions of the Facility Documents. The Parent shall deliver its Parent Guaranty to such Secured Counterparty concurrently with entering into the Common Agreement Joinder with such Secured Counterparty.

Section 2.07 Conflicts Between Common Agreement and Secured Counterparty ISDA Agreements. In the event of any inconsistency or conflict between the provisions of this Agreement and any Secured Counterparty ISDA Agreement, the provisions of this Agreement shall prevail; provided, however, that notwithstanding anything herein to the contrary, any additional covenants, obligations, duties, representations and warranties in the Secured Counterparty ISDA Agreements shall be binding upon the parties thereto unless this Agreement expressly prohibits or overrides such additional provisions.

ARTICLE III

EFFECTIVENESS; INDIVIDUAL ENERGY TRANSACTIONS

Section 3.01 Effectiveness. This Agreement shall first become effective upon the Effective Date.

Section 3.02 Individual Energy Transactions. As of the date of entry into each Energy Transaction (each, an “Energy Transaction Date”), all representations and warranties of the Credit Parties contained in Article IV hereof shall be true and correct on and as of such Energy Transaction Date, except to the extent they expressly relate to an earlier time and except that the representations and warranties set forth in Sections 4.02(d)(iii), and 4.03(k) shall be deemed only to relate to the matters referred to therein on and as of the Effective Date.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.01 Representations and Warranties of the Company. The Company represents and warrants to the Collateral Agent and each Secured Counterparty of the Effective Date and, except as described in Section 3.02, each Energy Transaction Date, that:

(a) Status. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has the limited liability company authority to make and perform this Agreement and each other Facility Document to which it is a party.

(b) Authority; No Conflict. The execution, delivery and performance by the Company of this Agreement and each other Facility Document to which it is a party have been duly authorized by all necessary limited liability company action and do not (i) violate any provision of law or regulation, or any decree, order, writ or judgment applicable to it, (ii) violate any provision of its limited liability company agreement, or (iii) result in the breach of or constitute a default under any indenture or other agreement or instrument to which the Company is a party.

(c) Enforceability. Each of this Agreement and each other Facility Document to which the Company is a party constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent limited by (i) bankruptcy, insolvency or reorganization laws or by other similar laws relating to or affecting the enforceability of creditors’ rights generally and by general equitable principles which may limit the right to obtain equitable remedies regardless of whether enforcement is considered in a proceeding of law or equity or (ii) any applicable public policy on enforceability of provisions relating to contribution and indemnification.

(d) Litigation. There is no litigation, arbitration or administrative proceeding pending or, to the knowledge of the Company, threatened which would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations under this Agreement or the other Facility Documents to which it is a party or which questions the validity of this Agreement or the other Facility Documents to which it is a party.

(e) Governmental Approvals. No authorization, consent or approval from any Governmental Authority is required for the execution, delivery and performance by the Company of this Agreement or the other Facility Documents to which it is a party, except such authorizations, consents and approvals as have been obtained prior to the date hereof and are in full force and effect.

(f) Investment Company Act. The Company is not an “investment company” within the meaning of the Investment Company Act of 1940.

(g) Tax Returns and Payments. The Company has filed or caused to be filed all Federal, state, local and foreign income tax returns required to have been filed by it and has paid or caused to be paid all income taxes shown to be due on such returns except income taxes that are being contested in good faith by appropriate proceedings and for which appropriate reserves with respect thereto shall have been set aside in accordance with GAAP or that would not reasonably be expected to have a Material Adverse Effect.

(h) Compliance with Laws. To the knowledge of the Company, the Company is in compliance with all applicable laws, regulations and orders of any Governmental Authority, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including, without limitation, compliance with all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws), except to the extent (i) such compliance is being contested in good faith by appropriate proceedings or (ii) noncompliance would not reasonably be expected to materially and adversely affect its ability to perform any of its obligations under this Agreement or any other Facility Document to which it is a party.

(i) No Default. No Default or Event of Default has occurred and is continuing.

Section 4.02 Representations and Warranties of the Parent. The Parent represents and warrants to the Collateral Agent and each Secured Counterparty as of the Effective Date and, except as described in Section 3.02, each Energy Transaction Date, that:

(a) Status. The Parent is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has the limited liability company authority to make and perform this Agreement and each other Facility Document to which it is a party.

(b) Authority; No Conflict. The execution, delivery and performance by the Parent of this Agreement and each other Facility Document to which it is a party have been duly authorized by all necessary limited liability company action and do not (i) violate any provision of law or regulation, or any decree, order, writ or judgment applicable to it, (ii) violate any provision of its limited liability company agreement, or (iii) result in the breach of or constitute a default under any indenture or other agreement or instrument to which the Parent is a party.

(c) Enforceability. Each of this Agreement and each other Facility Document to which the Parent is a party constitutes the legal, valid and binding obligation of the Parent, enforceable against the Parent in accordance with its terms except to the extent limited by (i) bankruptcy, insolvency or reorganization laws or by other similar laws relating to or affecting the enforceability of creditors’ rights generally and by general equitable principles which may limit the right to obtain equitable remedies regardless of whether enforcement is considered in a proceeding of law or equity or (ii) any applicable public policy on enforceability of provisions relating to contribution and indemnification.

(d) Financial Condition.

(i) Audited Financial Statements. The consolidated balance sheet of the Parent and its consolidated subsidiaries as of December 31, 2009 and the related consolidated statements of income and cash flows for the fiscal year then ended, reported on by Ernst & Young, LLP, copies of which have been delivered to each of the Collateral Agent and the Secured Counterparties in the manner contemplated by Section 5.02(a), fairly present, in conformity with GAAP, the consolidated financial position of the Parent and its consolidated subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year.

(ii) Interim Financial Statements. The unaudited consolidated balance sheet of the Parent and its consolidated subsidiaries as of September 30, 2010 and the related unaudited consolidated statements of income and cash flows for the nine months then ended fairly represent, in conformity with GAAP applied on a basis consistent with the financial statements referred to in Section 4.02(d)(i), the consolidated financial position of the Parent and its consolidated subsidiaries as of such date and their consolidated results of operations and cash flows for such nine-month period (subject to normal year-end audit adjustments).

(iii) Material Adverse Change. Since December 31, 2009 there has been no change in the business, assets, financial condition or operations of the Parent and its consolidated subsidiaries, considered as a whole, that would reasonably be expected to materially and adversely affect the Parent’s ability to perform any of its obligations under this Agreement or the other Facility Documents to which it is a party.

(e) Litigation. Except as disclosed in or contemplated by the Parent’s most recent Annual Report on Form 10-K filed with the SEC, or in any subsequent Quarterly or Current Report on Form 10-Q or 8-K filed with the SEC, or otherwise furnished in writing to the Collateral Agent and each Secured Counterparty, no litigation, arbitration or administrative proceeding against the Parent is pending or, to the Parent’s knowledge, threatened, which would reasonably be expected to materially and adversely affect the ability of the Parent to perform any of its obligations under this Agreement or the other Facility Documents. There is no litigation, arbitration or administrative proceeding pending or, to the knowledge of the Parent, threatened which questions the validity of this Agreement or the other Facility Documents to which it is a party.

(f) ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Material Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Material Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Material Plan, (ii) failed to make any contribution or payment to any Material Plan, or made any amendment to any Material Plan, which has resulted or could result in the imposition of a lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any material liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

(g) Governmental Approvals. No authorization, consent or approval from any Governmental Authority is required for the execution, delivery and performance by the Parent of this Agreement or the other Facility Documents to which it is a party, except such authorizations, consents and approvals as have been obtained and are in full force and effect.

(h) Investment Company Act. The Parent is not an “investment company” within the meaning of the Investment Company Act of 1940.

(i) Tax Returns and Payments. The Parent has filed or caused to be filed all Federal, state, local and foreign income tax returns required to have been filed by it and has paid or caused to be paid all income taxes shown to be due on such returns except income taxes that are being contested in good faith by appropriate proceedings and for which the Parent shall have been set aside with respect thereto on its books appropriate reserves in accordance with GAAP or that would not reasonably be expected to have a Material Adverse Effect.

(j) Compliance with Laws. To the knowledge of the Parent, the Parent is in compliance with all applicable laws, regulations and orders of any Governmental Authority, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including, without limitation, compliance with all applicable ERISA and Environmental Laws and the requirements of any permits issued under such Environmental Laws), except to the extent (i) such compliance is being contested in good faith by appropriate proceedings or (ii) non compliance would not reasonably be expected to materially and adversely affect the Parent’s ability to perform any of its obligations under this Agreement or any other Facility Document to which it is a party.

(k) Environmental Matters.

(i) Except (y) as disclosed in or contemplated by the Parent’s most recent Annual Report on Form 10-K filed with the SEC or in any subsequent Quarterly or Current Report on Form 10-Q or 8-K filed with the SEC, or otherwise furnished to the Collateral Agent and the Secured Counterparties in writing, or (z) to the extent that the liabilities of the Parent or its Subsidiaries, taken as a whole, that relate to or could result from the matters referred to in clauses (A) through (C) of this Section 4.02(k) inclusive, would not reasonably be expected to result in a Material Adverse Effect, to the Parent’s or any of its Subsidiaries’ knowledge:

(A) no notice, notification, citation, summons, complaint or order has been issued, no complaint has been filed, no penalty has been assessed nor is any investigation or review pending or threatened by any governmental or other entity with respect to any (I) alleged violation by the Parent or any of its Subsidiaries of any Environmental Law, (II) alleged failure by the Parent or any of its Subsidiaries to have any environmental permit, certificate, license, approval, registration or authorization required in connection with the conduct of its business or (III) generation, storage, treatment, disposal, transportation or release of Hazardous Substances;

(B) no Hazardous Substance has been released (and no written notification of such release has been filed) (whether or not in a reportable or threshold planning quantity) at, on or under any property now or previously owned, leased or operated by the Parent or any of its Subsidiaries; and

(C) no property now or previously owned, leased or operated by the Parent or any of its Subsidiaries or any property to which the Parent or any of its Subsidiaries has, directly or indirectly, transported or arranged for the transportation of any Hazardous Substances, is listed or, to the Parent’s or any of its Subsidiaries’ knowledge, proposed for listing, on the National Priorities List promulgated pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), on CERCLIS (as defined in CERCLA) or on any similar federal, state or foreign list of sites requiring investigation or clean-up.

(ii) Except as disclosed in or contemplated by the Parent’s most recent Annual Report on Form 10-K filed with the SEC or in any subsequent Quarterly or Current Report on Form 10-Q or 8-K filed with the SEC, or otherwise furnished to the Collateral Agent and the Secured Counterparties in writing, to the Parent’s or any Subsidiary’s knowledge, there are no Environmental Liabilities that have resulted or could reasonably be expected to result in a Material Adverse Effect.

(iii) For purposes of this Section 4.02(k), the terms “Parent” and “Subsidiary” shall include any business or business entity (including a corporation, association, company, joint stock company, limited liability company, partnership or business trust) which is a predecessor, in whole or in part, of the Parent or any of its Subsidiaries from the time such business or business entity became a Subsidiary of PPL Corporation, a Pennsylvania corporation.

(l) Rights to Property. The Parent and the other Credit Parties have good and valid fee, leasehold, easement or other right, title or interest in or to all the properties necessary to the conduct of their business as conducted on the Effective Date and as presently proposed to be conducted, except to the extent the failure to have such rights or interests would not have a Material Adverse Effect.

(m) OFAC. None of the Parent or any of the other Credit Parties: (i) is a Sanctioned Person, (ii) has more than 10% of its assets in Sanctioned Entities, and (iii) derives more than 10% of its operating income from investments in, or transactions with Sanctioned Persons or Sanctioned Entities.

(n) No Default. No Default or Event of Default has occurred and is continuing.

Section 4.03 Representations and Warranties of Each Genco. Each Genco represents and warrants to the Collateral Agent and each Secured Counterparty as of the Effective Date and, except as described in Section 3.02, each Energy Transaction Date, that:

(a) Status. It is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has the limited liability company authority to make and perform this Agreement and each other Facility Document to which it is a party.

(b) Authority; No Conflict. The execution, delivery and performance by it of this Agreement and each other Facility Document to which it is a party have been duly authorized by all necessary limited liability company action and do not (i) violate any provision of law or regulation, or any decree, order, writ or judgment, (ii) violate any provision of its limited liability company agreement or (iii) result in the breach of or constitute a default under any indenture or other agreement or instrument to which it is a party.

(c) Enforceability. Each of this Agreement and the other Facility Documents to which it is a party constitutes the legal, valid and binding obligation of such Genco, enforceable against it in accordance with its terms except to the extent limited by (i) bankruptcy, insolvency or reorganization laws or by other similar laws relating to or affecting the enforceability of creditors’ rights generally and by general equitable principles which may limit the right to obtain equitable remedies regardless of whether enforcement is considered in a proceeding of law or equity and (ii) any applicable public policy on enforceability of provisions relating to contribution and indemnification.

(d) Litigation. There is no litigation, arbitration or administrative proceeding pending or, to the knowledge of such Genco, threatened which would reasonably be expected to materially and adversely affect its ability to perform its obligations under this Agreement or the other Facility Documents to which it is a party or which questions the validity of this Agreement or the other Facility Documents to which it is a party.

(e) Governmental Approvals. No authorization, consent or approval from any Governmental Authority is required for the execution, delivery and performance by it of this Agreement or the other Facility Documents to which it is a party, except such authorizations, consents and approvals as have been obtained prior to the date hereof and are in full force and effect and except any authorizations, consents and approvals as may be required in connection with any exercise of remedies under the Mortgages and customarily arise, under Federal, state and local public utility regulation, or other permitting and environmental, legislation or regulation, from the ownership, control or operation of an electric generating station and related assets.

(f) Investment Company Act. It is not an “investment company” within the meaning of the Investment Company Act of 1940.

(g) Tax Returns and Payments. Such Genco has filed or caused to be filed all Federal, state, local and foreign income tax returns required to have been filed by it and has paid or caused to be paid all income taxes shown to be due on such returns except income taxes that are being contested in good faith by appropriate proceedings and for which appropriate reserves shall have been set aside with respect thereto in accordance with GAAP or that would not reasonably be expected to have a Material Adverse Effect.

(h) Compliance with Laws. To its knowledge, it is in compliance with all applicable laws, regulations and orders of any Governmental Authority, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including, without limitation, compliance with all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws), except to the extent (i) such compliance is being contested in good faith by appropriate proceedings or (ii) noncompliance would not reasonably be expected to materially and adversely affect its ability to perform any of its obligations under this Agreement or any other Facility Document to which it is a party.

(i) Rights in Mortgaged Property.

(i) It is the legal and beneficial owner of its Mortgaged Property in existence on the date hereof, free and clear of any Liens except for Permitted Liens.

(ii) The Mortgage to which it is a party is effective to create in favor of the Collateral Agent, for the benefit of the Collateral Agent and the Secured Counterparties, a legal, valid, binding and enforceable Lien on, and security interest in, all of such Genco’s right, title and interest in and to the Mortgaged Property thereunder, and after such Mortgage has been duly recorded with the Recorder of Deeds Offices in York County and Montour County and

appropriate financing statements have been filed, such Mortgage shall constitute a valid and perfected Lien on, and security interest in, all right, title and interest of such Genco in such Mortgaged Property, as security for the Obligations, in each case prior and superior in right to any Liens except Permitted Liens.

(j) Environmental Matters.

(i) Except (y) as disclosed in or contemplated by the Parent’s most recent Annual Report on Form 10-K filed with the SEC or in any subsequent Quarterly or Current Report on Form 10-Q or 8-K filed with the SEC, or otherwise furnished to the Collateral Agent and the Secured Counterparties in writing, or (z) to the extent that the liabilities of such Genco that relate to or could result from the matters referred to in clauses (A) through (C) of this Section 4.03(j) inclusive, would not reasonably be expected to result in a Material Adverse Effect, to such Genco’s knowledge:

(A) no notice, notification, citation, summons, complaint or order has been issued, no complaint has been filed, no penalty has been assessed nor is any investigation or review pending or threatened by any governmental or other entity with respect to any (I) alleged violation by the Genco of any Environmental Law, (II) alleged failure by the Genco to have any environmental permit, certificate, license, approval, registration or authorization required in connection with the conduct of its business or (III) generation, storage, treatment, disposal, transportation or release of Hazardous Substances;

(B) no Hazardous Substance has been released (and no written notification of such release has been filed) (whether or not in a reportable or threshold planning quantity) at, on or under any property now or previously owned, leased or operated by such Genco; and

(C) no property now or previously owned, leased or operated by such Genco or any property to which such Genco has, directly or indirectly, transported or arranged for the transportation of any Hazardous Substances, is listed or, to such Genco’s knowledge, proposed for listing, on the National Priorities List promulgated pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), on CERCLIS (as defined in CERCLA) or on any similar federal, state or foreign list of sites requiring investigation or clean-up.

(ii) Except as disclosed in or contemplated by the Parent’s most recent Annual Report on Form 10-K filed with the SEC or in any subsequent Quarterly or Current Report on Form 10-Q or 8-K filed with the SEC, or otherwise furnished to the Collateral Agent and the Secured Counterparties in writing, to such Genco’s knowledge, there are no Environmental Liabilities that have resulted or could reasonably be expected to result in a Material Adverse Effect.

(k) Historical Equivalent Availability Factor, Output and Efficiency. The historical Equivalent Availability Factor of the Generating Station operated by such Genco is as follows:

	Twenty-Four Months ended
Generating Station/Unit	September 30, 2010	December 31, 2009

PPL Brunner Island
Unit 1	93.8%	93.8%
Unit 2	84.4%	82.4%
Unit 3	81.5%	78.2%

PPL Montour
Unit 1	87.6%	76.6%
Unit 2	77.3%	84.3%

(l) Solvency. Such Genco is Solvent.

(m) No Default. No Default or Event of Default has occurred and is continuing.

Section 4.04 Representations and Warranties of Secured Counterparties. Each Secured Counterparty represents and warrants to the Company and the Collateral Agent as of the Effective Date and each Energy Transaction Date, follows:

(a) Status. It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if applicable under such laws, it is in good standing under such laws.

(b) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any such other documentation and has taken all necessary action to authorize such execution, delivery and performance.

(c) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets.

(d) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement and each other Facility Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with.

(e) Obligations Binding. Its obligations under this Agreement and each other Facility Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms except to the extent limited by (i) applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law) and (ii) any applicable public policy on enforceability of provisions relating to contribution and indemnification.

(f) Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit, or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any other Facility Document to which it is a party or its ability to perform its obligations under this Agreement and any other document relating to this Agreement to which it is a party.

Section 4.05 Representations and Warranties of Collateral Agent. The Collateral Agent represents and warrants to the Company and each Secured Counterparty as of the Effective Date as follows:

(a) Status. It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if applicable under such laws, it is in good standing under such laws.

(b) Authority. It has the power to execute this Agreement and any other Facility Document to which it is a party, to deliver this Agreement, each such other Facility Document and any other documentation relating to this Agreement that it is required by this Agreement or any such other Facility Document to deliver and to perform its obligations under this Agreement or any such other Facility Document and any such other documentation and has taken all necessary action to authorize such execution, delivery and performance.

(c) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets.

(d) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any documentation relating to this Agreement to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with.

(e) Obligations Binding. Its obligations under this Agreement and any documentation relating to this Agreement to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(f) Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit, or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any documents relating to this Agreement to which it is a party or its ability to perform its obligations under this Agreement and any other document relating to this Agreement to which it is a party.

ARTICLE V

COVENANTS

Section 5.01 Covenants of the Company. The Company covenants and agrees as follows:

(a) Conduct of Business and Maintenance of Existence. The Company will (i) continue to engage in businesses of the same general type as now conducted by the Company and businesses related thereto or arising out of such businesses, except to the extent that the failure to maintain any existing business would not reasonably be expected to have a Material Adverse Effect and (ii) except as otherwise permitted in Section 5.01(d), preserve, renew and keep in full force and effect, its limited liability company existence and its rights, privileges and franchises necessary or material to the normal conduct of business, except, in each case, where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

(b) Compliance with Laws. The Company will comply with all applicable laws, regulations and orders of any Governmental Authority, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including, without limitation, compliance with all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws) except to the extent (i) such compliance is being contested in good faith by appropriate proceedings or (ii) noncompliance would not reasonably be expected to have a Material Adverse Effect.

(c) Books and Records. The Company (i) will keep proper books of record and account in conformity with GAAP and (ii) will permit representatives of the Collateral Agent and each of the Secured Counterparties to examine and make copies from any of its books and records and to discuss its affairs, finances and accounts with its officers, any employees and independent public accountants, all to the extent as would be made available to and discussed with the Company’s or the Parent’s lenders and at such reasonable times and as often as may reasonably be desired; provided, that, the rights created in this Section 5.01(c) to “discuss” and copy shall not extend to any matters which the Company reasonably determines, in good faith, to be confidential, unless the Collateral Agent and each such Secured Counterparty agree in writing to keep such matters confidential; and provided, further, that nothing in this Section 5.01(c) shall require the Company to disclose to any Secured Counterparty the terms of any of the Energy Transactions, including any Secured Counterparty Exposure or to disclose matters which would competitively disadvantage the Credit Parties in respect of the Secured Counterparties.

(d) Merger or Consolidation. The Company will not merge or consolidate with any other Person if the Company is not the surviving or resulting Person, unless (i) immediately after giving effect thereto no event shall occur and be continuing which constitutes a Default or Event of Default, and (ii) such other Person is (a)(1) the Parent or a successor of the Parent permitted hereunder or (2) any other Person which is a Wholly-Owned Subsidiary of the Parent or a successor of the Parent permitted hereunder, and (b) the surviving or resulting Person, as the case may be, assumes and agrees in writing to pay and perform all of the obligations of the Company under this Agreement, the other Facility Documents to which it is a party and the Secured Counterparty ISDA Agreements.

(e) Taxes. The Company shall file or cause to be filed all Federal, state, local and foreign income tax returns required to be filed by it and shall pay or caused to be paid all income taxes shown to be due on such returns except income taxes that are being contested in good faith by appropriate proceedings and for which there has been set aside on its books appropriate reserves with respect thereto in accordance with GAAP or that would not reasonably be expected to have a Material Adverse Effect.

(f) Notice of Default. The Company shall promptly give the Collateral Agent and the Secured Counterparties notice of any Default, Event of Default or Cross Termination Event of which it has knowledge.

(g) Fees and Expenses of Collateral Agent. The Credit Parties shall, jointly and severally, pay (i) the fees of the Collateral Agent set forth in the letter dated November 1, 2010 among the Credit Parties and the Collateral Agent (the “Fee Letter”), and (ii) the reasonable costs and out-of-pocket expenses of the Collateral Agent (including the reasonable fees and disbursements of counsel) in connection with the preparation, execution, delivery, administration, modification or amendment of the Facility Documents or any Default or alleged Default thereunder and (iii) all reasonable out-of-pocket expenses incurred by the Collateral Agent, including (without duplication) the reasonable fees and disbursements of one outside counsel (and, to the extent reasonably necessary or appropriate, one local counsel in each relevant jurisdiction), in connection with any restructuring, workout, collection, bankruptcy, insolvency and other enforcement proceedings in connection with the enforcement and protection of its rights.

(h) Data Availability Date. The Company shall deliver to the Collateral Agent and each Secured Counterparty, within the time period specified in Section 5.03(h) for delivery of a report by each Genco as to the matters stated therein and for the Data Availability Date specified therein, a certificate (i) stating whether an Availability Event shall have occurred and is continuing, and (ii) setting forth the Facility Limit, after giving effect to any adjustments required to be made pursuant to Section 7.04(c).

Section 5.02 Covenants of the Parent. The Parent covenants and agrees as follows:

(a) Reporting. The Parent will deliver or cause to be delivered to the Collateral Agent and each of the Secured Counterparties (it being understood that the posting of the information required in clauses (i), (ii) and (iv) of this Section 5.02(a) on the Parent’s website (http://www.pplweb.com) shall be deemed to be effective delivery to the Collateral Agent and the Secured Counterparties):

(i) Annual Financial Statements. Promptly when available and in any event within ten (10) days after the date such information is required to be delivered to the SEC, a consolidated balance sheet of the Parent and its consolidated subsidiaries as of the end of its most recent fiscal year and the related consolidated statements of income and cash flows for such fiscal year, accompanied by an opinion thereon by independent public accountants of recognized national standing, which opinion shall state that such consolidated financial statements present fairly the consolidated financial position of the Parent and its consolidated subsidiaries as of the date of such financial statements and the results of their operations for the period covered by such financial statements in conformity with GAAP applied on a consistent basis.

(ii) Quarterly Financial Statements. Promptly when available and in any event within ten (10) days after the date such information is required to be delivered to the SEC, a consolidated balance sheet of the Parent and its consolidated subsidiaries as of the end of its most recent fiscal quarter and the related consolidated statements of income and cash flows for such fiscal quarter, all certified (subject to normal year-end audit adjustments) as to fairness of presentation, GAAP and consistency by any vice president, the treasurer or the controller of the Parent.

(iii) Officer’s Certificate. Promptly after the delivery of each set of financial statements referred to in subsections (i) and (ii) above and within the time periods referred to in such subsections, a certificate of the chief accounting officer or controller of the Parent stating whether, to his knowledge, there exists on the date of such certificate any Default or Event of Default and, if any Default or Event of Default then exists, setting forth the details thereof and the action proposed to be taken with respect thereto.

(iv) Securities Laws Filings. Promptly when available and in any event within ten (10) days after the date such information is required to be delivered to the SEC, a copy of any Annual Report on Form 10-K to the SEC and a copy of any Quarterly Report on Form 10-Q to the SEC, and promptly upon the filing thereof, any other filings with the SEC.

(v) ERISA Matters. If and when any member of the ERISA Group: (A) gives or is required to give notice to the PBGC of any “reportable event” (as defined in Section 4043 of ERISA) with respect to any Material Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Material Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (B) receives, with respect to any Material Plan that is a Multiemployer Plan, notice of any complete or partial withdrawal liability under Title IV of ERISA, or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (C) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose material liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Material Plan, a copy of such notice; (D) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code with respect to a Material

Plan, a copy of such application; (E) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (F) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA; or (G) fails to make any payment or contribution to any Plan or makes any amendment to any Plan which has resulted or could result in the imposition of a lien or the posting of a bond or other security, a copy of such notice and a certificate of the chief accounting officer of the Parent setting forth details as to such occurrence and the action, if any, which the Parent or applicable member of the ERISA Group is required or proposes to take.

(b) Conduct of Business and Maintenance of Existence. The Parent will (i) continue to engage in businesses of the same general type as now conducted by the Parent and businesses related thereto or arising out of such businesses, except to the extent that the failure to maintain any existing business would not reasonably be expected to have a Material Adverse Effect and (ii) except as otherwise permitted in Section 5.02(e), preserve, renew and keep in full force and effect its limited liability company existence and its rights, privileges and franchises necessary or material to the normal conduct of business, except, in each case, where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

(c) Compliance with Laws. The Parent will comply with all applicable laws, regulations and orders of any Governmental Authority, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including, without limitation, compliance with all applicable ERISA and Environmental Laws and the requirements of any permits issued under such Environmental Laws) except to the extent (i) such compliance is being contested in good faith by appropriate proceedings or (ii) noncompliance would not reasonably be expected to have a Material Adverse Effect.

(d) Books and Records. The Parent (i) will keep proper books of record and account in conformity with GAAP and (ii) will permit representatives of the Collateral Agent and each of the Secured Counterparties to examine and make copies from any of its books and records and to discuss its affairs, finances and accounts with its officers, any employees and independent public accountants, all to the extent as would be made available to and discussed with the Parent’s lenders and at such reasonable times and as often as may reasonably be desired; provided, that, the rights created in this Section 5.02(d) to “discuss” and copy shall not extend to any matters which the Parent reasonably determines, in good faith, to be confidential, unless the Collateral Agent and each such Secured Counterparty agree in writing to keep such matters confidential; and provided, further, that nothing in this Section 5.02(d) shall require the Parent to disclose to any Secured Counterparty the terms of any of the Energy Transactions, including any Secured Counterparty Exposure or to disclose matters which would competitively disadvantage the Credit Parties in respect of the Secured Counterparties.

(e) Merger or Consolidation; Maintenance of Ownership of the Company and Each Genco. The Parent will not merge with or into or consolidate with or into any other Person, unless (i) immediately after giving effect thereto, no event shall occur and be continuing which constitutes a Default or Event of Default, (ii) the surviving or resulting Person, as the case may be, assumes and agrees in writing to pay and perform all of the obligations of the Parent under this Agreement, the other Facility Documents to which the Parent is a party, (iii) substantially all of the consolidated assets and consolidated revenues of the surviving or resulting Person, as the case may be, are anticipated to come from utility or energy businesses and (iv) the surviving or resulting Person, as the case may be, has senior unsecured long-term debt ratings from at least two Rating Agencies that are at least equal to the Parent’s Rating by such Rating Agency at the end of the fiscal quarter immediately preceding the effective date of such consolidation or merger. The Parent will maintain direct or indirect ownership of 100% of the Voting Stock of the Company and each Genco.

(f) Taxes. The Parent shall file or cause to be filed all Federal, state, local and foreign income tax returns required to be filed by it and shall pay or caused to be paid all income taxes shown to be due on such returns except income taxes that are being contested in good faith by appropriate proceedings and for which the Parent has set aside on its books appropriate reserves with respect thereto in accordance with GAAP or that would not reasonably be expected to have a Material Adverse Effect.

(g) Notice of Default. The Parent shall promptly give the Collateral Agent and the Secured Counterparties notice of any Default or Event of Default of which it has knowledge.

Section 5.03 Covenants of each Genco. Each Genco covenants and agrees as follows:

(a) Conduct of Business and Maintenance of Existence. Such Genco will (i) continue to engage in businesses of the same general type as now conducted by such Genco and businesses related thereto or arising out of such businesses, except to the extent that the failure to maintain any existing business would not reasonably be expected to have a Material Adverse Effect and (ii) except as permitted in Sections 5.03(d), 5.03(f) and 5.03(j), preserve, renew and keep in full force and effect its limited liability company existence and its rights, privileges and franchises necessary or material to the normal conduct of business, except, in each case, where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

(b) Compliance with Laws. Such Genco will comply with all applicable laws, regulations and orders of any Governmental Authority, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including, without limitation, compliance with all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws) except to the extent (a) such compliance is being contested in good faith by appropriate proceedings or (b) noncompliance would not reasonably be expected to have a Material Adverse Effect.

(c) Books and Records. Such Genco (i) will keep proper books of record and account in conformity with GAAP and (ii) will permit representatives of the Collateral Agent and each of the Secured Counterparties to visit and inspect its Generating Station, to examine and make copies from any of its books and records and to discuss its affairs, finances and accounts with its officers, any employees and independent public accountants, all to the extent as would be made available to and discussed with the Genco’s or the Parent’s lenders and at such reasonable times and as often as may reasonably be desired; provided, that, the rights created in this Section 5.03(c) to “visit,” “inspect,” “discuss” and copy shall not extend to any matters which such Genco reasonably determines, in good faith, to be confidential, unless the Collateral Agent and each such Secured Counterparty agree in writing to keep such matters confidential; and provided, further, that nothing in this Section 5.03(c) shall require such Genco to disclose to any Secured Counterparty the terms of any of the Energy Transactions, including any Secured Counterparty Exposure or to disclose matters which would competitively disadvantage the Credit Parties in respect of the Secured Counterparties.

(d) Merger or Consolidation. Such Genco will not merge or consolidate with any other Person if such Genco is not the surviving or resulting Person, unless (i) immediately after giving effect thereto, no event shall occur and be continuing which constitutes a Default or Event of Default, and (ii) such other Person is (a)(1) the Parent or a successor of the Parent permitted hereunder or (2) any other Person which is a Wholly-Owned Subsidiary of the Parent or a successor of the Parent permitted hereunder, (b) the surviving or resulting Person, as the case may be, assumes and agrees in writing to pay and perform all of the obligations of such Genco under this Agreement, and the other Facility Documents to which it is a party and (c) the surviving or resulting Person confirms the Lien of the applicable Mortgage with respect to such Genco’s Mortgaged Property.

(e) Taxes. Such Genco shall file or cause to be filed all Federal, state, local and foreign income tax returns required to be filed by it and shall pay or caused to be paid all income taxes shown to be due on such returns except income taxes that are being contested in good faith by appropriate proceedings and for which there has been set aside on its books appropriate reserves with respect thereto in accordance with GAAP or that would not reasonably be expected to have a Material Adverse Effect.

(f) Maintenance of Mortgaged Property. Such Genco shall keep its Mortgaged Property, considered as a whole, in good condition, repair and working order and shall cause to be made such repairs, renewals, replacements, betterments and improvements thereof, as, in the judgment of such Genco, may be necessary in order that the operation of such Mortgaged Property, considered as a whole, may be conducted in accordance with Good Utility Practices; provided, however, that nothing in this Section 5.03(f) shall prevent such Genco from discontinuing, or causing the discontinuance of, the operation and maintenance of any portion of such Mortgaged Property if such discontinuance is in the judgment of such Genco desirable in the conduct of its business; and provided, further, that nothing in this Section 5.03(f) shall prevent such Genco from selling, transferring or otherwise disposing of, or causing the sale, transfer or other disposition of, any portion of such Mortgaged Property in compliance with the other provisions of this Agreement.

(g) Insurance. Such Genco shall maintain or cause to be maintained insurance with respect to its Mortgaged Property with financially sound (determined in the reasonable judgment of the Parent and such Genco) and responsible companies in such amounts (and with such risk retentions) and against such risks as usually carried by the owners of similar businesses and properties in the same general area in which such Genco operates.

(h) Availability Data. Such Genco shall deliver quarterly to the Collateral Agent and each Secured Counterparty within 45 days after the end of the applicable fiscal quarter historical data on the Equivalent Availability Factor for the preceding 24 months.

(i) Liens. Such Genco shall not create, assume or suffer to exist any Lien on any of its Mortgaged Property, except Permitted Liens.

(j) Disposition of Mortgaged Property. Such Genco shall not sell, lease, assign, transfer or otherwise dispose of any of its Mortgaged Property other than (i) property that is unnecessary, worn out or no longer useful or usable in connection with the operation or maintenance of its Generating Station, (ii) property that is replaced with property of at least comparable value, subject to no Liens except for Permitted Liens and (iii) other property, the disposition of which (after giving effect to any replacements or substitutions) would not have a Material Adverse Effect, and to the extent that the value of such other property so disposed of does not exceed $25,000,000 per calendar year in the aggregate. Upon any sale, lease, assignment, transfer or disposition permitted under this Section 5.03(j), all liens in favor of the Collateral Agent on such property shall be released upon the written request of the Genco to the Collateral Agent, accompanied by a certificate of a Responsible Officer of the Genco that such sale, lease assignment, transfer or disposition, as the case may be, is permitted under this Section 5.03(j).

(k) Permits and Licenses. Such Genco shall maintain in full force and effect all permits and licenses necessary, or, with respect to permits and licenses not required by applicable law in effect on the date of execution and delivery of this Agreement, promptly obtain such permits and licenses necessary, for its operation of its Generating Station, except in each case to the extent that failure to maintain or obtain any such permit or license would not be reasonably expected to have a Material Adverse Effect.

(l) Debt. Such Genco will not incur, create, assume or permit to exist any Debt except:

(i) Existing Debt and any extensions, renewals or refinancings thereof (to the extent that such extensions, renewals or refinancings do not increase the principal amount thereof above the principal amount of such Existing Debt outstanding on the Effective Date);

(ii) unsecured Debt owing to the Parent or a Wholly-Owned Subsidiary of the Parent; provided that such Genco’s obligations under such Debt are subordinated to its obligations under the Genco Guaranty and its Mortgage;

(iii) Non-Recourse Debt; and

(iv) other Debt, the aggregate principal amount of which does not exceed $25,000,000 at any time.

(m) Recording and Maintenance of Financing Statements. Such Genco shall file any financing or continuation statements and record any documents or instruments in all public offices in which such filings and recordings are required or advisable at any time or times to perfect and maintain the perfection of any security interest in such Genco’s Mortgaged Property.

(n) Further Assurances. Upon the request of the Collateral Agent, such Genco shall execute and deliver, or cause the execution and delivery of, all documents as may be necessary or that the Collateral Agent may reasonably request to effectuate such Genco’s obligations set forth in Section 5.03(m) above or that the Collateral Agent may reasonably request to carry out the intent of the Mortgage.

(o) Notice of Default. Such Genco shall promptly give the Collateral Agent and the Secured Counterparties notice of any Default or Event of Default of which it has knowledge.

Section 5.04 Indemnification.

(a) Indemnity in Respect of Facility Documents. Each Credit Party jointly and severally shall indemnify the Collateral Agent and each Secured Counterparty, their respective Affiliates and the respective directors, officers, trustees, agents and employees of the foregoing (each, an “Indemnitee”) and hold each Indemnitee harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs and expenses or disbursements of any kind whatsoever (including, the reasonable fees and disbursements of counsel), which may at any time (including, at any time following the payment of the Obligations) be imposed on, incurred by or asserted against such Indemnitee relating to or arising out of the Facility Documents; provided, that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee’s own gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non-appealable judgment or order.

(b) Indemnity in Respect of Environmental Liabilities. Each Credit Party jointly and severally agrees to indemnify each Indemnitee and hold each Indemnitee harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs and expenses or disbursements of any kind whatsoever (including, reasonable expenses of investigation by engineers, environmental consultants and similar technical personnel and the reasonable fees and disbursements of counsel) which may at any time (including, at any time following the payment of the Obligations) be imposed on, incurred by or asserted against such Indemnitee in respect of or in connection with any and all Environmental Liabilities. Without limiting the generality of the foregoing, each Credit Party hereby waives all rights of contribution or any other rights of recovery with respect to liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs and expenses and disbursements in respect of or in connection with Environmental Liabilities that it might have by statute or otherwise against any Indemnitee. Anything in the foregoing to the contrary notwithstanding, the Credit Parties shall not be required to indemnify the Indemnitees for the acts and omissions of the Collateral Agent or any other Indemnitee in respect of the Mortgaged Property after the Collateral Agent or the other Indemnitees have succeeded to the control of the Mortgaged Property and it shall have ceased to be in the possession or otherwise under the control of any of the Credit Parties.

(c) Notice, Assumption of Defense, Etc. Upon receipt of notice of the commencement of any action against an Indemnitee, such Indemnitee shall, with reasonable promptness, if a claim in respect thereof is to be made against a Credit Party under its agreement contained in this Section 5.04, notify such Credit Party in writing of the commencement thereof;

but the omission so to notify a Credit Party shall not relieve it from any liability which it may have to the Indemnitee otherwise than under its agreement contained in this Section 5.04(c). In the case of any such notice to a Credit Party, such Credit Party shall be entitled (i) to participate at its own expense in the defense and (ii) except with respect to actions against the Collateral Agent, its Affiliates and their respective directors, officers, trustees, agents and employees, if it so elects, to assume the defense, of any such action, but, if it elects to assume the defense, such defense shall be conducted by counsel chosen by it and satisfactory to the Indemnitee and to any other Credit Party that is a defendant in the suit. In the event that any Credit Party elects to assume the defense of any such action and retain such counsel in accordance with the preceding sentence, the Indemnitee shall bear the fees and expenses of any additional counsel retained by it. No Credit Party shall be liable in the event of any settlement of any such action effected without its consent. Each Indemnitee agrees promptly to notify each such Credit Party of the commencement of any litigation or proceedings against it arising out of, in connection with, or as a result of the Facility Documents or the transactions contemplated thereby.

(d) Waiver of Damages. Except, in the case of the Company and each Secured Counterparty, to the extent that such agreement and waiver limits a party’s rights under Section 6(e) of the ISDA Master Agreement that is part of its Secured Counterparty ISDA Agreement, to the fullest extent permitted by applicable law, each party agrees that it will not assert and hereby waives any claim against any other party on any theory of liability for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of the Facility Documents or the transactions contemplated thereby. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with the Facility Documents or the transactions contemplated thereby; provided, that nothing in this Section 5.04(d) shall relieve any Secured Counterparty from its obligations under Sections 8.09 or 9.12 or the Collateral Agent from its obligations under Section 9.12.

ARTICLE VI

EVENTS OF DEFAULT; CROSS TERMINATION REMEDIES

Section 6.01 Events of Default. The occurrence and continuance of any of the following shall constitute an event of default (“Event of Default”) hereunder:

(a) Event of Default under Secured Counterparty ISDA Agreements. An “Event of Default” (as defined in any Secured Counterparty ISDA Agreement) in respect of the Company shall have occurred and be continuing under any Secured Counterparty ISDA Agreement provided, that, the waiver or cure of such Event of Default under the Secured Counterparty ISDA Agreement shall constitute a waiver and cure of the corresponding Event of Default hereunder, except that if any Secured Counterparty shall have given notice of early termination of its Energy Transactions, then with respect to such Secured Counterparty, such Event of Default can only be waived by such Secured Counterparty; or;

(b) Critical Covenants.

(i) A Credit Party shall fail to observe or perform any of its covenants or agreements set forth in any of the following Sections of this Agreement: Section 5.01(d), Section 5.02(e), Section 5.03(d), Section 5.03(j) or Section 5.03(l); or

(ii) A Credit Party shall fail to observe or perform any of its covenants or agreements set forth in any of the following Sections of this Agreement: Section 5.01(f), Section 5.02(g) or Section 5.03(o) for 30 days after such failure (in the case of failure to give prompt notice of a Default), or 10 days (in the case of failure to give prompt notice of an Event of Default); or

(iii) a Genco shall fail to observe or perform its covenants or agreements set forth in Section 5.03(i) and (A) such failure continues for 60 days after the Genco has knowledge thereof, or (B) such failure results from a grant of a Lien securing Debt exceeding $50,000,000; or

(iv) a Genco shall fail to observe or perform any covenant or agreement set forth in Section 5.03(e) or Section 5.03(g) and such failure continues for 30 days after written notice thereof shall be given to such Genco by the Collateral Agent or any Secured Counterparty; provided, however, that if such failure cannot be remedied within such 30-day period, then the period within which to remedy such failure shall be extended up to an additional 30 days, so long as the Credit Party diligently pursues such remedy and such failure is reasonably capable of being remedied within such additional 30 day period and the continuation of such failure during the period of such extension would not be reasonably expected to have a Material Adverse Effect; or

(c) Other Covenants. Any Credit Party shall fail to observe or perform any covenant or agreement (other than those described in (a) or (b) above) made by it in this Agreement or any other Facility Document to which it is a party within 60 days after written notice thereof shall be given to such Credit Party by the Collateral Agent or any Secured Counterparty; provided, however, that if such failure cannot be remedied within such 60-day period, then the period within which to remedy such failure shall be extended up to an additional 60 days, so long as the Credit Party diligently pursues such remedy and such failure is reasonably capable of being remedied within such additional 60 day period and the continuation of such failure during the period of such extension would not be reasonably expected to have a Material Adverse Effect; or

(d) Representations and Warranties. Any representation, warranty or certification made by any Credit Party in this Agreement or any other Facility Document or in any certificate or other document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made or deemed made and continues to be material and unremedied for a period of 60 days after receipt by the Credit Party of written notice thereof; provided, however, that if such condition cannot be remedied within such 60-day period, then the period within which to remedy such condition shall be extended up to an additional 60 days, so long as the Credit Party diligently pursues such remedy and such condition is reasonably capable of being remedied within such additional 60 day period, and the continuation of such condition during the period of such extension would not be reasonably expected to have a Material Adverse Effect; or

(e) ERISA. Any member of the ERISA Group shall fail to pay when due any amount or amounts aggregating in excess of $50,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or default, within the meaning of Section 4219(c)(5) of ERISA with respect to one or more Multiemployer Plans which could reasonably be expected to cause one or more members of the ERISA Group to incur a current payment obligation in excess of $50,000,000; or

(f) Judgments. Any Credit Party shall fail to pay, bond or otherwise discharge within 60 days of entry any judgment or order for the payment of money in excess of $20,000,000, entered against such Credit Party that is not stayed on appeal or otherwise being appropriately contested in good faith; or

(g) Impairment of Security Interests. Either of the Mortgages shall fail in any material respect to provide to the Collateral Agent the Liens and security interests intended to be created thereby (including the priority intended to be created thereby), either of the Mortgages shall be invalid or cease to be in full force and effect in any material respect except in accordance with its terms, or either Genco shall assert the invalidity or lack of priority of such Liens or security interests or disaffirm its obligations under its Mortgage; or

(h) Invalidity of Guaranties. Any of the Guaranties shall be invalid or ceases to be in full force and effect in any material respect except in accordance with its terms, or any Guarantor disaffirms its Guaranty or asserts such Guaranty is invalid.

Section 6.02 Cross Termination Events.

(a) The occurrence and continuance of any of the following termination events under any Secured Counterparty ISDA Agreement shall constitute a cross termination event (“Cross Termination Event”) hereunder:

(i) Credit Event upon Merger under Secured Counterparty ISDA Agreements. Any “Credit Event upon Merger” (as defined in any Secured Counterparty ISDA Agreement) where the Company is the sole Affected Party shall occur and be continuing under any Secured Counterparty ISDA Agreement.

(ii) Illegality affecting Energy Transactions in General. An “Illegality” (as defined in any Secured Counterparty ISDA Agreement) as to any type or types of Energy Transaction that affects the Secured Counterparties generally (and not a particular Secured Counterparty due to its particular circumstances) shall occur and be continuing under any Secured Counterparty ISDA Agreement.

(b) Termination. If a Cross Termination Event shall have occurred and be continuing, each Secured Counterparty shall be entitled to terminate all outstanding Energy Transactions. Each Secured Counterparty so terminating an Energy Transaction shall deliver written notice of such termination to the Collateral Agent promptly after such termination and if all Obligations to such Secured Counterparty have been paid in full, such notice shall set forth that all Obligations have been in paid full and the Facility Threshold for such Secured Counterparty shall be reduced to zero. Upon any termination of such Energy Transactions and delivery of such written notice from the Secured Counterparty to the Collateral Agent of such termination and payment in full of all Obligations to such Secured Counterparty, such Secured Counterparty shall no longer be a party to this Agreement and shall no longer be deemed to be a “Secured Counterparty” for purposes of the Facility Documents except as to the agreements and obligations specified in Section 9.05.

Section 6.03 Individual Remedies. Subject to Article VII, if an Event of Default shall have occurred and is continuing, each Secured Counterparty shall be entitled to enforce individually remedies available to it under its Parent Guaranty, its Secured Counterparty ISDA Agreements and any security or other document relating to Eligible Collateral posted to that Secured Counterparty.

Section 6.04 Remedies of Collateral Agent for Benefit of Secured Counterparties. If an Event of Default shall have occurred and be continuing, the Collateral Agent shall be entitled to, and, upon the instruction of the Required Secured Counterparties, shall, enforce remedies under the Genco Guaranty and the Mortgages as instructed by the Required Secured Counterparties.

Section 6.05 Default Notices; Trading Limitations.

(a) At any time any Secured Counterparty becomes aware of the existence of any Default or Event of Default with respect to any Credit Party, such Secured Counterparty may, but shall not be required to, notify the Collateral Agent (with a copy of such notice to the Credit Parties) of such Default or Event of Default and provide reasonable details thereof.

(b) If the Collateral Agent (i) receives notice in the Form of Exhibit I-1 of an Event of Default under (and as defined in) any Secured Counterparty ISDA Agreement from a Credit Party pursuant to Section 5.01(f), 5.02(g) or 5.03(o) of this Agreement or (ii) receives notice in the Form of Exhibit I-2 of an Event of Default under (and as defined in) any Secured Counterparty ISDA Agreement from any Secured Counterparty pursuant to clause (a) above, the Collateral Agent shall promptly (but in any event no later than 10:00 a.m. on the Business Day following the date of delivery of any such notice under clause (i) or (ii)) provide a notice (a “Trading Limitation Notice”) to each Secured Counterparty and the Company in the form of Exhibit I-3 with respect to clause (i) or Exhibit I-4 with respect to clause (ii) hereto. Such Trading Limitation Notice shall remain in effect until the Collateral Agent provides notice in the form of Exhibit J-1 hereto to each Secured Counterparty and the Company that it has received a notice in the form of Exhibit J-2 or Exhibit J-3, as applicable, hereto from the Person that originally delivered the notice of Event of Default pursuant to (i) or (ii) above, as applicable, to the effect that circumstances giving rise thereto have been cured or otherwise resolved by the relevant parties and specifying that it is a notice pursuant to this last sentence of Section 6.05(b) of this Agreement.

(c) The Company agrees that, subject to Section 6.05(e), promptly upon its receipt of any Trading Limitation Notice (but in any event from and after the Business Day following the issuance of any Trading Limitation Notice) and during the time such Trading Limitation Notice is outstanding, it will not:

(i) enter into any Energy Transactions (including by way of novating prior transactions to a Secured Counterparty ISDA Agreement or otherwise);

(ii) terminate, novate or agree to terminate or novate any prior Energy Transaction that would have the effect of increasing any Secured Counterparty’s Secured Counterparty Exposure (provided that this clause (ii) shall not affect the Company’s or any Secured Counterparty’s right to terminate for an “Event of Default” or “Termination Event” pursuant to the terms of the relevant Secured Counterparty ISDA Agreement); or

(iii) increase or agree to increase the Facility Threshold or Counterparty Threshold in any Secured Counterparty ISDA Agreement.

Notwithstanding the foregoing, any Energy Transaction entered into by the Company and a Secured Counterparty in breach of Section 6.05(c)(i) shall be valid as between the Company and the relevant Secured Counterparty; and the sole remedy for any transaction undertaken in breach of Section 6.05(c) shall be the exclusion of the amount, if any, that would be payable to the Secured Counterparty by the Company pursuant to Section 6(e)(ii)(2)(B) of such Secured Counterparty’s Secured Counterparty ISDA Agreement upon termination of such Energy Transaction from the Obligations owed to such Secured Counterparty for purposes of calculating the amounts due to the Secured Counterparty under the Facility Documents and distributing the proceeds of the Mortgaged Property.

(d) Each Secured Counterparty and the Company shall promptly provide notice to the Collateral Agent, in the form of Exhibit K-1 with respect to the Company or Exhibit K-2 with respect to a Secured Counterparty, after such Secured Counterparty has designated an Early Termination Date (a “Notice of Early Termination Date”) or in the form of Exhibit L-1 with respect to the Company or Exhibit L-2 with respect to a Secured Counterparty after an Early Termination Date has occurred, with respect to any Energy Transactions between such Secured Counterparty and the Company as a result of an “Event of Default” of the Company or a “Termination Event” where the Company is the sole “Affected Party” (as such terms are defined in the applicable Secured Counterparty ISDA Agreement). Upon the receipt of any such notice, the Collateral Agent will provide a notice to the other Secured Counterparties, in the form of Exhibit M hereto.

(e) Nothing in this Section 6.05 or in this Agreement shall be deemed to prohibit or preclude the Company, following the issuance of any Trading Limitation Notice, from (i) permanently reducing the Facility Threshold for any Secured Counterparty (other than the Terminated Secured Counterparty) to zero in accordance with Section 2.05(b) of this Agreement, or reducing the Facility Limit to zero in accordance with Section 7.04(b) of this Agreement; or (ii) making any Termination Payments in satisfaction of its obligation under a Secured Counterparty ISDA Agreement with any Secured Counterparty (and, upon such payment in full, such Secured Counterparty shall not be entitled to participate in the application of proceeds pursuant to Section 7.05).

ARTICLE VII

INTERCREDITOR MATTERS

Section 7.01 Pari Passu. Subject to Section 7.05, all Liens and rights to the Mortgaged Property shall be held for the equal and ratable benefit of the Secured Counterparties from time to time, ratably in accordance with their respective Adjusted Individual Facility Utilizations, and for the benefit of the Collateral Agent, and no Secured Counterparty shall be entitled to any preference or priority over any other Secured Counterparty with respect to the Mortgaged Property and all Secured Counterparties shall share in the Mortgaged Property in accordance with the terms of this Agreement.

Section 7.02 Right to Enforce Genco Guaranty and Mortgages; No Impairment of Right to Sue.

(a) Notwithstanding anything contained herein or in any of the other Facility Documents to the contrary, each Secured Counterparty hereby agrees that no Secured Counterparty shall have an individual right to realize upon any of the Mortgaged Property or to enforce the Genco Guaranty or either Mortgage, it being understood and agreed that all powers, rights and remedies thereunder may be exercised solely by the Collateral Agent on behalf of itself and the Secured Counterparties, at the direction of the Required Secured Counterparties (or such greater number of Secured Counterparties as may be required hereunder) and in accordance with the terms hereof and thereof; provided that nothing in this Agreement (including Section 6.03) shall be construed to prevent or impair the rights of any Secured Counterparty to enforce its rights under its respective Parent Guaranty or Secured Counterparty ISDA Agreement or its rights with respect to any Eligible Collateral posted to it under its Secured Counterparty ISDA Agreement regardless of whether an Event of Default has occurred under this Agreement.

(b) Notwithstanding anything contained herein or in any of the other Facility Documents to the contrary, each Secured Counterparty hereby agrees that, in the event of a foreclosure by the Collateral Agent on any of the Mortgaged Property pursuant to a public or private sale or other disposition, the Collateral Agent or any Secured Counterparty may be the purchaser of any or all of such Mortgaged Property at any such sale or other disposition and the Collateral Agent, as agent for and representative of the Secured Counterparties (but not for any Secured Counterparty or Secured Counterparties in its or their respective individual capacities unless the Required Secured Counterparties shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Mortgaged Property sold at any such sale, to use and apply any of the Obligations as a credit on account of the purchase price for any Mortgaged Property payable by the Collateral Agent (on its own behalf and on behalf of the Secured Counterparties) at such sale or other disposition.

(c) The Collateral Agent shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 7.02(b) that is conducted in a commercially reasonable manner. Each Credit Party hereby waives any claim against the Collateral Agent and the Secured Counterparties arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

Section 7.03 Prohibition on Contesting Liens. Each Secured Counterparty agrees that it will not (and waives any right to) object to or contest or support any other Person in objecting to or contesting (including in any bankruptcy or insolvency proceeding) the priority, validity, extent, perfection or enforceability of the Lien of the Collateral Agent (for its own benefit and for the benefit of the Secured Counterparties) in the Mortgaged Property.

Section 7.04 Release of Liens.

(a) Except in connection with any termination of the Facility pursuant to Section 2.05(c), any dispositions permitted under Section 5.03(j), and as contemplated by Section 7.04(b), no Mortgaged Property shall be released from the Liens created under the Mortgages without the prior written consent of all Secured Counterparties that have outstanding Energy Transactions under the Secured Counterparty ISDA Agreements at such time and upon a written direction from all such Secured Counterparties to the Collateral Agent to execute and deliver any instruments of release and take such other action as may be necessary or desirable to cause the Mortgaged Property to be so released from such Liens.

(b) The Company shall have the right at any time, upon five (5) Business Days’ notice to the Collateral Agent, to reduce the Facility Limit (the Facility Limit as so reduced, the “Adjusted Facility Limit”), and if the Facility Limit shall be reduced to zero, the Company may request the Liens of the Collateral Agent (for its own benefit and for the benefit of the Secured Counterparties) in the Mortgaged Property to be released. Upon any such request, and provided that (i) any Eligible Collateral required to be posted in accordance with the Secured Counterparty ISDA Agreements after giving effect to such reduction in the Facility Limit and such release has been posted and (ii) each applicable Secured Counterparty has delivered a certificate to the Collateral Agent that such Eligible Collateral has been posted, the Collateral Agent shall promptly execute and deliver all documents necessary to effect and evidence the release of the Liens created under the Mortgages on the Mortgaged Property. Upon any such request of the Company, and provided that any Eligible Collateral required to be posted pursuant to the applicable Secured Counterparty ISDA Agreement has been so posted, such Secured Counterparty shall promptly deliver such certificate to the Collateral Agent.

(c) On any Data Availability Date, if an Availability Event shall have occurred and be continuing on such date, the Facility Limit shall be automatically reduced in an amount equal to the Initial Facility Limit or, if applicable, the Adjusted Facility Limit, multiplied by the Facility Reduction Factor. Upon receipt of notice of any such reduction from the Company and the Gencos’ contemplated Section 5.01(h) and 5.03(h), the Collateral Agent shall notify each Secured Counterparty of the new Facility Limit and upon any such reduction, the Company shall deliver any Eligible Collateral to each Secured Counterparty required in accordance with the applicable Secured Counterparty ISDA Agreement. The Facility Limit, as adjusted as provided in this Section 7.04, shall continue in effect until the next Data Availability Date, at which point (i) if no Availability Event shall have occurred and be continuing on such date, the Facility Limit shall be automatically reinstated to be equal to the Facility Limit that would be in effect at such time but for the reductions made pursuant to this Section 7.04(c), or (ii) if an Availability Event shall have occurred and be continuing on such date, the Facility Limit shall be adjusted to an amount equal to the Initial Facility Limit or if applicable, the Adjusted Facility Limit, reduced by an amount equal to such Facility Limit multiplied by the Facility Reduction Factor on that date. The Collateral Agent may, in the absence of bad faith, notice from any Secured Counterparty to the contrary, or actual knowledge to the contrary, rely on and presume the correctness of the information (including as to the Facility Limit) set forth in the certificates of the Company and the Gencos delivered pursuant to Sections 5.01(h) and 5.03(h), and in the absence of receipt of any such certificates may presume that there has been no change in the Facility Limit pursuant to this Section 7.04(c). For the avoidance of doubt, the Facility Limit shall never be greater than the Initial Facility Limit unless amended in accordance with Section 9.03.

Section 7.05 Application of Proceeds. Any proceeds realized by the Collateral Agent from its exercise of rights and remedies under or against the Genco Guaranties and Mortgaged Property shall be applied in the following order:

(a) first, to the payment of all reasonable costs and expenses incurred by the Collateral Agent in connection with the taking, holding, preparing for disposition, processing and disposing of any Mortgaged Property or otherwise in connection with any Facility Document or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent in connection with the Mortgaged Property and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy under any Facility Document;

(b) second, to the payment of fees due to the Collateral Agent under the Facility Documents, including fees and expenses referred to in Section 5.01(g) hereof;

(c) third, to the payment of all Third Level Obligations then due, ratably in accordance with the Third Level Obligations owed to each Secured Counterparty;

(d) fourth, to the payment of all Fourth Level Obligations then due, ratably in accordance with the Fourth Level Obligations owed to each Secured Counterparty;

(e) fifth, to the payment of any other Obligations remaining outstanding under each Secured Counterparty ISDA Agreement or any Facility Document to each Secured Counterparty, ratably in accordance with the remaining Obligations owed to each Secured Counterparty; and

(f) sixth, to the applicable Genco or pursuant to applicable law or court order.

Section 7.06 Reinstatement. Obligations owning to the Secured Counterparties and to the Collateral Agent hereunder and under the Facility Documents shall be reinstated if and to the extent that for any reason any payment by or on behalf of a Credit Party in respect of such Obligations is rescinded or must otherwise be returned by any holder of any of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

ARTICLE VIII

THE COLLATERAL AGENT

Section 8.01 Appointment of Collateral Agent.

(a) Each Secured Counterparty hereby appoints Wilmington Trust, FSB as Collateral Agent hereunder and under the Genco Guaranty and the Mortgages, and each of the Secured Counterparties hereby authorizes Wilmington Trust, FSB to act as Collateral Agent in accordance with the terms of this Agreement and such other applicable Facility Documents. The Collateral Agent hereby agrees to act in its capacity as such upon the express conditions contained herein and in the other Facility Documents, as applicable. In performing its functions and duties under the Facility Documents, the Collateral Agent shall act solely as an agent of the Secured Counterparties and does not assume and shall not be deemed to have assumed any obligation towards or any relationship of agency or trust with or for any Credit Party. Each Secured Counterparty irrevocably authorizes the Collateral Agent to take such action on its behalf, and to exercise such powers, rights and remedies hereunder and under the other Facility Documents as are specifically delegated or granted to the Collateral Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. The Collateral Agent shall have only those duties and responsibilities that are expressly specified herein and in the other Facility Documents. The Collateral Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. The Collateral Agent shall not have, by reason hereof or of any of the other Facility Documents, a fiduciary relationship with any Secured Counterparty, and nothing herein or in any of the other Facility Documents, express or implied, is intended to or shall be so construed as to impose upon the Collateral Agent any obligations in respect hereof or in respect of any of the other Facility Documents except as expressly set forth herein or in the other Facility Documents.

(b) Except as expressly set forth in this Article VIII, the provisions of this Article VIII are solely for the benefit of the Collateral Agent and the Secured Counterparties and no Credit Party shall have any rights as a third-party beneficiary hereof.

Section 8.02 Delegation of Duties. The Collateral Agent may execute any of its duties under this Agreement and the other Facility Documents (including for purposes of holding or enforcing any Lien on the Mortgaged Property or any portion thereof granted under the Mortgages or of exercising any rights or remedies thereunder) by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts of its choice concerning all matters pertaining to such duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agent, employee or attorney-in-fact selected by it with reasonable care.

Section 8.03 Collateral Agent may act for Individual Secured Counterparties. The Collateral Agent may serve as custodian for any Secured Counterparty with respect to any Eligible Collateral.

Section 8.04 Exculpatory Provisions.

(a) Neither the Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by any of them under or in connection with this Agreement or any other Facility Document (except for such Person’s own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Secured Counterparties or any Credit Party for any recitals, statements, representations and warranties made by any Credit Party or any Secured Counterparty or any officer thereof contained in this Agreement or any other Facility Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement or any other Facility Document (including amounts given or certified in connection with an application of proceeds pursuant to Section 7.05) or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any of the Facility Documents, or any failure of any Credit Party to perform its obligations hereunder or thereunder or the satisfaction of any condition set forth herein, other than to confirm receipt of items expressly required to be delivered to the Collateral Agent. The Collateral Agent shall not be under any obligation to any Secured Counterparty to ascertain or to inquire as to the observance or performance of any agreements contained in, or conditions of, this Agreement or any other Facility Document, or to inspect the properties, books, or records of any Credit Party. The Collateral Agent shall not be under any obligation to any party to ascertain or inquire as to the observance or performance of any agreements contained in, or conditions of, this Agreement or any of the other Facility Documents, or to inspect the properties, books or records of any Secured Counterparty. Except as expressly set forth herein and in the other Facility Documents, the Collateral Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Credit Party or any of its Affiliates that is communicated to or obtained by the Collateral Agent or any of its Affiliates in any capacity. The Collateral Agent shall not be responsible for, nor shall it have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Facility Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Facility Document or any other agreement, instrument or document, or (iv) the satisfaction of any condition set forth herein or therein, other than to confirm receipt of items expressly required to be delivered to the Collateral Agent.

(b) The Collateral Agent may refrain from any act or the taking of any action (including the failure to take an action) in connection with this Agreement or any of the other Facility Documents, or from the exercise of any power, discretion or authority vested in it hereunder or thereunder (i) if such action would, in the reasonable opinion of the Collateral Agent, be contrary to applicable law or the terms of this Agreement or such Facility Document or (ii) if such action is not expressly provided for in this Agreement or under any other Facility Document, it shall not have received a direction of the Required Secured Counterparties to take such action. Upon receipt of any such direction the Collateral Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such directions. Notwithstanding anything herein, the Collateral Agent (i) may, at any time and for any purpose, request each Secured Counterparty to certify the amount of such Secured Counterparty’s Voting Interest as of the relevant time and whether such Secured Counterparty has (or had) any Energy Transactions outstanding at the relevant time, and until such certifications are received the Collateral Agent may refrain from any act or the taking of any action (including the failure to take an action) that requires a determination under this Agreement or any Facility Document of the amount of such Secured Counterparty’s Voting Interest or a determination of whether such Secured Counterparty has any Energy Transactions outstanding, and (ii) shall be fully protected and absolved and shall have no liability arising from the taking or not taking of any action in accordance with such certifications or the determination of, and direction given by, the Required Secured Counterparties. Without limiting the generality of the foregoing, (i) the Collateral Agent shall be entitled to rely, and shall be fully protected in relying upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and shall be entitled to rely and shall be fully protected in relying upon opinions and judgments of attorneys (who may be attorneys for a Credit Party), accountants, experts and other professional advisors selected by it; (ii) no Secured Counterparty shall have any right of action whatsoever against the Collateral Agent as a result of the Collateral Agent acting or (where so instructed) refraining from acting hereunder or under any Facility Document in accordance with a direction of the Required Secured Counterparties; and (iii) the Collateral Agent shall be fully protected in performing (and is hereby authorized by the Secured Counterparties to perform) the ministerial and administrative acts contemplated by or expressly provided in any Facility Document. Unless the Collateral Agent shall have been notified by a party hereto that, or have actual knowledge that, a Default or Event of Default has occurred and is continuing, whenever in the administration of this Agreement or other Facility Documents the Collateral Agent shall deem it necessary or desirable that a factual or legal matter be proved or established in connection with the Collateral Agent taking, suffering or omitting to take any action hereunder or under the other Facility Documents, such matter (unless other evidence in respect thereof is herein specifically prescribed) may, in the absence of bad faith or actual knowledge to the contrary by the Collateral Agent, be deemed by the Collateral Agent to be conclusively proved or established by a certificate of a Responsible Officer of a Credit Party or, if appropriate, from a legal opinion from counsel (who may be counsel to any Credit Party).

(c) Beyond the exercise of reasonable care in the custody thereof and as otherwise specifically set forth herein, the Collateral Agent shall not have any duty as to any of the Mortgaged Property in its possession or control or in the possession or control of any agent or a bailee of the Collateral Agent or any income thereon or as to the preservation of rights against prior parties, and the Collateral Agent shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Mortgaged Property. The Collateral Agent shall be deemed to have exercised reasonable care in the custody of any Mortgaged Property in its possession if such Mortgaged Property is accorded treatment substantially equal to that which it accords its own property. The Collateral Agent shall not be liable or responsible for any loss or diminution in the value of any of the Mortgaged Property, by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Collateral Agent in good faith.

Section 8.05 Notice of Default. The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Collateral Agent has received notice from a Secured Counterparty or a Credit Party referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default.” In the event that the Collateral Agent receives such a notice, it shall give notice thereof to the Secured Counterparties.

Section 8.06 Non-Reliance on Collateral Agent and Secured Counterparties. Each Secured Counterparty expressly acknowledges that neither the Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Collateral Agent hereinafter taken shall be deemed to constitute any representation or warranty by the Collateral Agent to such Person, except as expressly set forth in this Agreement or any other Facility Document. Each Secured Counterparty represents to the Collateral Agent that it has, independently and without reliance upon the Collateral Agent or any other Secured Counterparty, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Credit Parties and made its own decision to enter into this Agreement. Each Secured Counterparty also represents that it will, independently and without reliance upon the Collateral Agent or any other Secured Counterparty, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions regarding entering into Energy Transactions and in taking or not taking action under this Agreement and the other Facility Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Credit Parties. The Collateral Agent shall have no duty or responsibility to provide any Secured Counterparty with any credit or other information concerning the business, assets, operations, properties, financial condition, prospects or creditworthiness of any Credit Party that may come into the possession of the Collateral Agent any of its respective officers, directors, employees, agents, attorneys-in-fact or Affiliates, except to the extent expressly provided in this Agreement or any other Facility Document.

Section 8.07 Collateral Agent in Individual Capacity. The Collateral Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Credit Parties and the Secured Counterparties and their Affiliates as though the Collateral Agent were not a Collateral Agent hereunder and under the other Facility Documents.

Section 8.08 Successor Collateral Agent.

(a) The Collateral Agent may at any time give notice of its resignation to the Secured Counterparties and the Company. Upon receipt of any such notice of resignation, the Required Secured Counterparties shall have the right, subject to the consent of the Parent (not to be unreasonably withheld or delayed) so long as no Default or Event of Default has occurred and is continuing, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Secured Counterparties and shall have accepted such appointment within 60 days after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent, or any Secured Counterparty may, on behalf of itself and all others similarly situated, petition any such court for the appointment of a successor Collateral Agent. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Collateral Agent.

(b) If, at any time, the Collateral Agent shall become incapable of acting as such hereunder, or shall be adjudged as bankrupt or insolvent, or a receiver or liquidator of the Collateral Agent or of its property shall be appointed, or any public officer shall take charge or control of the Collateral Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Required Secured Counterparties may remove the Collateral Agent and appoint a successor Collateral Agent by written instrument, in duplicate, one copy of which instrument shall be delivered to the Collateral Agent so removed and one copy to the successor Collateral Agent, or any Secured Counterparty may on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Collateral Agent and the appointment of a successor Collateral Agent. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Collateral Agent and appoint a successor Collateral Agent.

(c) Upon 60 days notice to the Parent (or such shorter notice as shall be acceptable to the Parent), the Required Secured Counterparties may, subject to the consent of the Parent (not to be unreasonably withheld or delayed), remove the Collateral Agent and appoint a successor Collateral Agent by delivering notice of such removal to the Parent, the Collateral Agent and to the successor Collateral Agent so appointed and to the Credit Parties.

(d) Any resignation or removal of the Collateral Agent and any appointment of a successor Collateral Agent pursuant to any of the provisions of this Section 8.08 shall become effective upon acceptance of appointment by the successor Collateral Agent as provided in Section 8.08(e) and Section 8.08(f).

(e) Any successor Collateral Agent appointed pursuant to this Section 8.08 shall be a bank with an office in the United States and shall not be a Credit Party, a Secured Counterparty or an Affiliate of a Credit Party or a Secured Counterparty. Any such successor shall execute and deliver to the Secured Counterparties, the Credit Parties and to its predecessor Collateral Agent an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Collateral Agent shall become effective and such successor Collateral Agent, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder and under the other Facility Documents, with like effect as if originally named as Collateral Agent hereunder; provided, however, that upon the written request of the Required Secured Counterparties, the Credit Parties or the successor Collateral Agent, upon payment of its charges then unpaid, the Collateral Agent ceasing to act shall pay over to the successor Collateral Agent all moneys at the time held by it hereunder or under the other Facility Documents and shall execute and deliver an instrument transferring to such successor Collateral Agent all such rights, powers, duties and obligations. Upon request of any such successor Collateral Agent, the Credit Parties shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Collateral Agent all such rights and powers.

(f) Upon the acceptance of a successor’s appointment as the Collateral Agent hereunder, and upon the execution and filing or recording of such assignments, financing statements, or amendments thereto, and such amendments or supplements to the Mortgages, and such other instruments or notices, as may be necessary or desirable, or as the Required Secured Counterparties may request, in order to continue the perfection of the Liens granted or purported to be granted by the Mortgages, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Collateral Agent, and the retiring Collateral Agent shall be discharged from all of its duties and obligations hereunder or under the Fee Letter and the other Facility Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Company (following the effectiveness of such appointment) to such Collateral Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. After the retiring Collateral Agent’s resignation or removal hereunder and under the other Facility Documents, the provisions of this Article VIII shall continue in effect for the benefit of such retiring Collateral Agent and its sub-agents, officers, directors, employees, attorneys-in-fact and Affiliates in respect of any actions taken or omitted to be taken by any of them while the retiring Collateral Agent was acting as Collateral Agent.

Section 8.09 Indemnification. Each Secured Counterparty agrees to indemnify the Collateral Agent, in its capacity as such (to the extent not reimbursed by the Credit Parties and without limiting the obligation of the Credit Parties to do so), ratably in accordance with its Voting Interest in effect on the date of the event in respect of which indemnification is sought (or if the combined Voting Interests of all Secured Counterparties at such date shall be zero, then ratably in accordance with each Secured Counterparty’s most recent Facility Threshold in excess of zero), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses or disbursements of any kind whatsoever that may at any time occur, be imposed on, incurred by or asserted against the Collateral Agent in its capacity as such, in any way relating to or arising out of this Agreement or any of the other Facility Documents or the transactions contemplated hereby or thereby or any action taken or omitted to be taken by the Collateral Agent under or in connection with any of the foregoing; provided that no Secured Counterparty shall be liable to the Collateral Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Collateral Agent’s gross negligence or willful misconduct; provided, further, that no action taken in accordance with the directions of the Required Secured Counterparties (or such other number or percentage of the Secured Counterparties as shall be required under the applicable Facility Document) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 8.09. In the case of any investigation, litigation or proceeding giving rise to any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses or disbursements of any kind whatsoever that may at any time occur, this Section 8.09 shall apply whether any such investigation, litigation or proceeding is brought by any Secured Counterparty or any other Person. Without limiting the foregoing, each Secured Counterparty shall reimburse the Collateral Agent upon demand, ratably in accordance with its Voting Interest in effect on the date of the event in respect of which indemnification is sought (or if the combined Voting Interests of all Secured Counterparties at such date shall be zero, then ratably in accordance with each Secured Counterparty’s most recent Facility Threshold in excess of zero) for any reasonable and documented costs or out-of-pocket expenses (including reasonable attorneys’ fees) incurred by the Collateral Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice rendered in respect of rights or responsibilities under, this Agreement or any other Facility Document, to the extent that the Collateral Agent is not reimbursed for such expenses by or on behalf of the Credit Parties, and without limiting the obligation of any of the Credit Parties to do so. If any indemnity furnished to the Collateral Agent for any purpose shall, in the reasonable opinion of the Collateral Agent, be insufficient or become impaired, the Collateral Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against by such indemnity until such additional indemnity is furnished. In no event shall this Section 8.09 require any Secured Counterparty to indemnify the Collateral Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Secured Counterparty’s ratable portion thereof, based on its Voting Interest in effect on the date of the event in respect of which indemnification is sought (or if the combined Voting Interests of all Secured Counterparties at such date shall be zero, then ratably in accordance with each Secured Counterparty’s most recent Facility Threshold in excess of zero); and provided further that nothing in this Section 8.09 shall be deemed to require any Secured Counterparty to indemnify the Collateral Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement of any kind whatsoever resulting from the Collateral Agent’s gross negligence or willful misconduct; provided, further, that no action taken in accordance with the directions of the Required Secured Counterparties (or such other number or percentage of the Secured Counterparties as shall be required under the applicable Facility Document) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 8.09. The agreements in this Section 8.09 shall survive the termination of this Agreement.

ARTICLE IX

MISCELLANEOUS

Section 9.01 Notices. Except as otherwise expressly provided herein, all notices and other communications hereunder shall be in writing (for purposes hereof, the term “writing” shall include information in electronic format such as electronic mail and posting on an internet web page when notice of such posting is given as otherwise provided in this Section 9.01) or by telephone subsequently confirmed in writing. Any notice shall have been duly given and shall be effective if delivered by hand delivery or sent via electronic mail, telecopy, recognized overnight courier service or certified or registered mail, return receipt requested, or posting on an internet web page when notice of such posting is given as otherwise provided in this Section 9.01, and shall be presumed to be received by a party hereto (i) on the date of delivery if delivered by hand, electronic mail or telecopy, (ii) on the Business Day following the day on which the same has been delivered prepaid (or on an invoice basis) to a reputable national overnight air courier service, (iii) on the Business Day following the later of the date on which the information is posted on an internet web page and notice of such posting is given as provided in (i) and the date of effectiveness of the notice of such posting pursuant to this Section 9.01, and (iv) on the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address or telecopy numbers, in the case of the Credit Parties and the Collateral Agent, set forth below, and, in the case of the Secured Counterparties, as set forth on signature pages hereto, or at such other address as such party may specify by written notice to the other parties hereto:

if to the Company:

PPL EnergyPlus, LLC

Two North Ninth Street

Allentown, Pennsylvania 18101-1179

Attention: Contract Administration (GENPL7)

Facsimile: (610) 774-5077

with a copy to:

PPL Services Corporation

Two North Ninth Street

Allentown, Pennsylvania 18101-1179

Attention: Credit Services

Facsimile: (610) 774-6908

if to the Parent:

PPL Energy Supply, LLC

Two North Ninth Street (GENTW14)

Allentown, Pennsylvania 18101-1179

Attention: Treasurer

Facsimile: 610-774-5235

if to PPL Brunner Island:

PPL Brunner Island, LLC

c/o PPL Energy Supply, LLC

Two North Ninth Street (GENTW14)

Allentown, Pennsylvania 18101-1179

Attention: Treasurer

Facsimile: 610-774-5235

if to PPL Montour:

PPL Montour, LLC

c/o PPL Energy Supply, LLC

Two North Ninth Street (GENTW14)

Allentown, Pennsylvania 18101-1179

Attention: Treasurer

Facsimile: 610-774-5235

if to the Collateral Agent:

Wilmington Trust FSB

1100 North Market Street

Wilmington, Delaware 19890-0001

Attention: Jim Hanley

Telephone: 302-636-6000

Facsimile: 302-636-4140

E-mail: loanagency@wilmingtontrust.com

Section 9.02 No Waiver; Cumulative Remedies. No failure by the Collateral Agent or any Secured Counterparty to exercise, no course of dealing with respect to, and no delay in exercising any right, power or privilege hereunder or under any other Facility Document or any Secured Counterparty ISDA Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein and in the other Facility Documents and the Secured Counterparty ISDA Agreements shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 9.03 Amendments and Waivers.

(a) Any provision of this Agreement or the other Facility Documents may be amended, modified or waived if such amendment, modification or waiver is in writing and is signed by the Credit Parties and the Required Secured Counterparties and, if the rights or duties of the Collateral Agent are affected thereby, the Collateral Agent; provided that no such amendment, modification or waiver shall, unless signed by each Secured Counterparty

(i) Modify the definition of Required Secured Counterparties;

(ii) Modify any provision of Section 2.03 or 2.04;

(iii) increase the Initial Facility Limit or the Facility Limit (other than as provided in Section 7.04(c)(i));

(iv) Modify any provision of Article VII;

(v) Except as expressly contemplated in the Genco Guaranty or the other Facility Documents, release one or more Gencos, or otherwise limit any Genco’s liability with respect to the Obligations owing to the Secured Counterparties, under the Genco Guaranty; or

(vi) Modify any provision of this Section 9.03 or any other provision of this Agreement or any other Facility Documents that expressly requires the consent or waiver of each Secured Counterparty prior to the taking of any action;

Any amendment, modification or waiver provided pursuant to this Section 9.03(a) shall be binding upon the relevant Credit Party, the Collateral Agent and all Secured Counterparties; provided that in the case of any waiver of any Default or Event of Default, such waiver shall be limited to the circumstances and the extent expressly waived and shall not affect any subsequent Default or Event of Default or impair any right consequent thereon.

(b) Subject to Section 9.03(a), the Credit Parties and the Collateral Agent may (but shall have no obligation to) amend or supplement this Agreement or the other Facility Documents without the consent of any Secured Counterparty:

(i) to cure any ambiguity, defect or inconsistency;

(ii) to make any change that would provide any additional rights or benefits to the Secured Counterparties;

(iii) to make, complete or confirm any grant of collateral or guaranty permitted or required by this Agreement or any of the other Facility Documents or any release of any collateral or guaranty that is otherwise permitted under the terms of this Agreement and permitted (if addressed therein or otherwise, not prohibited) by the terms of the other Facility Documents;

(iv) to correct any typographical errors or other similar mistakes that do not modify the intended rights and obligations of the parties hereto;

(v) to provide for additional obligations of the Credit Parties or Liens securing such obligations to the extent permitted by the terms of this Agreement and permitted by (if addressed therein, or, otherwise, not prohibited) the terms of the other applicable Facility Documents; and

(vi) to provide for evidence or effectuate other actions that are permitted by this Agreement and not otherwise prohibited by the other Facility Documents.

(c) Upon a written request by the Company or any Secured Counterparty to the Collateral Agent, with respect to the Company in the form of Exhibit N-1 hereto or, with respect to a Secured Counterparty in the form of Exhibit N-2 hereto (in either case, a “Vote Request”), the Collateral Agent shall promptly (but in no event later than five Business Days after receipt of such Vote Request) issue a written notice (the “Vote Notice”) in the form of Exhibit N-3 hereto to the Secured Counterparties attaching such Vote Request; provided that, upon receipt of any Vote Request from a Secured Counterparty relating to the exercise of any rights under Section 6.04 or Article VII, the Collateral Agent shall issue such

Vote Notice promptly and, in any event, no later than the first Business Day after receiving such Vote Request; and provided further that, if for any reason the Collateral Agent does not issue a Vote Notice in accordance with this Section 9.03(c) in a timely manner, then any Secured Counterparty may arrange a vote of the Secured Counterparties in compliance with the procedures set forth in Section 9.03, and upon the Collateral Agent receiving satisfactory evidence thereof, the result of the vote shall be binding as if arranged by the Collateral Agent. Each Vote Request shall contain (i) a reasonably detailed description of any proposed act or matter requiring the vote, consent, notice, direction, certification or other act of the Required Secured Counterparties, (ii) a record date and time (the “Record Date”) for the determination of the Required Secured Counterparties in connection with such proposed act or matter, which Record Date shall be at least one Business Day following issuance of the related Vote Notice, (iii) the effective date, if applicable, of such act or matter and (iv) the deadline (the “Due Date”) for the delivery of the applicable solicited vote, consent, notice, direction, certification or other act or information, which Due Date (x) shall be at least two Business Days after the Record Date and (y) for votes of the Secured Counterparties specified in such Vote Request related to the exercise of any rights under Section 6.04 or Article VII shall be 12:00 p.m. on the second Business Day following issuance of the related Vote Notice.

(d) The Secured Counterparties shall deliver votes, consents, notices, directions, certifications or other acts or information solicited in a Vote Request to the Collateral Agent (i) in any manner in which notices are permitted to be delivered pursuant to Section 9.01 and (ii) prior to the applicable Due Date. Only the Secured Counterparties listed in the Collateral Agent’s records on the applicable Record Date shall be deemed to be Secured Counterparties for the purposes of determining whether the Required Secured Counterparties have authorized, directed, certified or agreed or consented to the act or matter specified in any Vote Request, provided that, notwithstanding anything in this Agreement to the contrary (including in the definition of “Required Secured Counterparties”), the Voting Interest of any such Secured Counterparty who does not deliver a vote, consent, notice, direction, certification or other act or information solicited in a Vote Request in accordance with such Vote Request and this Section 9.03 shall be deemed zero for all purposes of such determination. Any such act or matter given or determined in accordance with this Section 9.03 shall be effective whether or not the Secured Counterparties which authorized, directed, certified or agreed or consented to such act remain Secured Counterparties after the applicable Record Date and whether or not the obligations held by such Secured Counterparties remain outstanding after the applicable Record Date.

Section 9.04 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Credit Party may assign its rights or obligations hereunder except to the extent any such assignment results from the consummation of a merger or consolidation permitted pursuant to Section 5.01(d), 5.02(e) or 5.03(d).

Section 9.05 Survival. All representations, warranties, covenants and agreements made herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement and the other Facility Documents shall be considered to have been relied upon by the parties hereto and shall survive the execution and delivery of this Agreement and the other Facility Documents. The agreements and obligations of the Credit Parties under

Section 5.01(g) and Section 5.04 and Section 9.04, the agreements and obligations of the Secured Counterparties under Section 8.09, and the agreements and obligations of all the parties under Articles VII and IX shall survive termination of this Agreement and the other Facility Documents.

Section 9.06 Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. A facsimile or Portable Document Format (PDF) copy of a signature shall have the same force and effect as an original signature.

Section 9.07 Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement and will preserve the economic value thereof.

Section 9.08 Integration. This Agreement, the other Facility Documents and the Fee Letter and the Secured Counterparty ISDA Agreements constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

Section 9.09 GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 9.10 Submission to Jurisdiction; Waivers. Each Credit Party hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Credit Party irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such court and any claim that any such proceeding brought in any such court has been brought in an inconvenient forum.

Section 9.11 WAIVER OF JURY TRIAL. EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 9.12 Confidentiality. Each of the parties hereto agrees to hold all non-public information obtained pursuant to the requirements of this Agreement, the other Facility Documents, the Fee Letter and the Secured Counterparty ISDA Agreement in

accordance with its customary procedure for handling confidential information of this nature and, to the extent applicable, in accordance with safe and sound banking practices; provided that nothing herein shall prevent any party from disclosing such information (i) to any Credit Party or the Collateral Agent, (ii) to any other Person if reasonably incidental to the administration of the Facility, (iii) upon the order of any court or administrative agency, including any subpoena issued by or under the authority of any such court or administrative agency, (iv) to the extent requested by, or required to be disclosed to, any rating agency or regulatory agency or similar authority (including any self-regulatory authority such as the National Association of Insurance Commissioners), (v) which has been publicly disclosed other than as a result of disclosure by such party prohibited by this Agreement, (vi) in connection with any litigation to which any Credit Party, the Collateral Agent, any Secured Counterparty or any of their respective Affiliates may be party, (vii) to the extent necessary in connection with the exercise of any remedy hereunder or under the other Facility Documents or any Secured Counterparty ISDA Agreements, (viii) to a party’s Affiliates and their respective directors, officers, employees and agents including legal counsel and independent auditors (it being understood that, if disclosure is made pursuant to this clause (viii), the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential), (ix) with the consent of the Parent, and (x) to Gold Sheets and other similar bank trade publications, such information to consist solely of deal terms and other information customarily found in such publications. Except as expressly permitted by this Agreement, each Credit Party and the Collateral Agent agrees that it will not disclose to any Secured Counterparty any information with respect to the exposure, Energy Transactions or Secured Counterparty ISDA Agreement of any other Secured Counterparty or the details of any Energy Transactions among parties to this Agreement.

Section 9.13 Patriot Act. The Credit Parties acknowledge that some or all of the Secured Counterparties may be subject to the requirements of the USA PATRIOT Act (Title III of Pub.L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”). The Credit Parties shall cooperate with the Secured Counterparties, including in the event of a permitted assignment or transfer of rights or of obligations under this Agreement, by providing information requested by any Secured Counterparty to allow such Secured Counterparty to meet its obligations under the Patriot Act to identify its counterparties under this Agreement.

[Signature Pages to Follow]

PPL ENERGYPLUS, LLC

By:	/s/ James E. Abel
Name:	James E. Abel
Title:	Treasurer

PPL ENERGY SUPPLY, LLC

By:	/s/ James E. Abel
Name:	James E. Abel
Title:	Vice President and Treasurer

PPL BRUNNER ISLAND, LLC

By:	/s/ James E. Abel
Name:	James E. Abel
Title:	Treasurer

PPL MONTOUR, LLC

By:	/s/ James E. Abel
Name:	James E. Abel
Title:	Treasurer

Signature page to Secured Energy Marketing and Trading Facility Common Agreement

WILMINGTON TRUST FSB, as Collateral Agent

By:	/s/ James A. Hanley
Name:	James A. Hanley
Title:	Vice President

Signature page to Secured Energy Marketing and Trading Facility Common Agreement

MERRILL LYNCH COMMODITIES, INC., as Initial Secured Counterparty

By:	/s/ Dennis Albrecht
Name:	Dennis Albrecht
Title:	Managing Director

Notice to:

Merrill Lynch Commodities, Inc. 20 East Greenway Plaza, 7th Floor Houston, Texas 77046 Attention: Legal Facsimile No: (713) 544-5551 Telephone: (713) 544-4975

Signature page to Secured Energy Marketing and Trading Facility Common Agreement

Schedule A

INITIAL SECURED COUNTERPARTIES

Merrill Lynch Commodities, Inc.

Schedule A

Schedule 1.01

EXISTING DEBT

[None]

Schedule 1.01

Schedule 1.02

EXISTING LIENS

Debtor	State	Jurisdiction	Services	Original File Date and Number	Secured Party	Related Filings
PPL Brunner Island, LLC	DE	Secretary of State	UCC/FTL Search-Central	10-10-08 #2008 3433164	Golf Cart Services, Inc.

Schedule 1.02

Exhibit A

JOINDER AGREEMENT

THIS JOINDER AGREEMENT is dated as of             , 20     by                     , a                      corporation (“New Secured Counterparty”).

WHEREAS, pursuant to Section 2.06 of that certain Secured Energy Marketing and Trading Facility Common Agreement dated as of November 1, 2010 (as amended, modified or supplemented from time to time, the “Common Agreement”) by and among PPL EnergyPlus, LLC (“Company”), PPL Energy Supply, LLC, as Guarantor, PPL Brunner Island, LLC, as Guarantor, PPL Montour, LLC, as Guarantor, the Secured Counterparties from time to time party thereto and Wilmington Trust FSB, as Collateral Agent for the Secured Counterparties (in such capacity, “Collateral Agent”), the New Secured Counterparty must execute and deliver a Joinder Agreement in accordance with the Common Agreement.

NOW THEREFORE, the parties hereby covenant and agree as follows:

1.	All capitalized terms used herein shall have the meanings assigned to them in the Common Agreement unless expressly defined to the contrary.

2.	New Secured Counterparty hereby enters into this Joinder Agreement in order to comply with Section 2.06 of the Common Agreement and does so in consideration of the promises and covenants made or to be made from time to time under the Common Agreement, from which New Secured Counterparty shall derive direct benefit.

3.	From and after the date hereof, new Secured Counterparty shall be considered, and deemed to be, for all purposes of the Facility Documents, a Secured Counterparty under the Facility Documents, as fully as though New Secured Counterparty had executed and delivered or had been a beneficiary of the Facility Documents, at the time of their original execution and delivery and hereby ratifies and confirms its obligations under the Facility Documents, all in accordance with the terms thereof.

4.	No Default or Event of Default has occurred and is continuing under any of the Facility Documents.

5.	This Joinder Agreement shall be governed by the laws of the State of New York and shall be binding upon New Secured Counterparty and its successors and assigns. [Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Joinder Agreement as of             , 20    .

PPL ENERGYPLUS, LLC

By:
Title:

PPL ENERGY SUPPLY, LLC

By:
Title:

PPL BRUNNER ISLAND, LLC

By:
Title:

PPL MONTOUR, LLC

By:
Title:

WILMINGTON TRUST FSB, as Collateral Agent

By:
Title:

[ ]., as New Secured Counterparty

By:
Title:
Notice to:

(Multicurrency – Cross Border)	Exhibit B

International Swap Dealers Association, Inc.

MASTER AGREEMENT

dated as of

and

have entered and/or anticipate entering into one or more transactions (each a “Transaction”) that are or will be governed by this Master Agreement, which includes the schedule (the “Schedule”), and the documents and other confirming evidence (each a “Confirmation”) exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows: —

1.	Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this “Agreement”), and the parties would not otherwise enter into any Transactions.

2.	Obligations

(a) General Conditions.

(i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

(ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

(iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

Copyright © 1992 by International Swap Dealers Association, Inc.

ISDA ® 1992

(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c) Netting. If on any date amounts would otherwise be payable: —

(i) in the same currency; and

(ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party’s obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d) Deduction or Withholding for Tax.

(i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party (“X”) will: —

(1) promptly notify the other party (“Y”) of such requirement;

(2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

(3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

(4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for: —

(A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

(B) the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

2	ISDA® 1992

(ii) Liability. If: —

(1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

(2) X does not so deduct or withhold; and

(3) a liability resulting from such Tax is assessed directly against X,

then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.	Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that: —

(a) Basic Representations.

(i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

(ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

(iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

3	ISDA® 1992

(b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.	Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party: —

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs: —

(i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

(ii) any other documents specified in the Schedule or any Confirmation; and

(iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated,

4	ISDA® 1992

organised, managed and controlled. or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located (“Stamp Tax Jurisdiction”) and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party’s execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.	Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an “Event of Default”) with respect to such party: —

(i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

(ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

(iii) Credit Support Default.

(1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

(2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

(3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

(iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

(v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

(vi) Cross Default. If “Cross Default” is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however

5	ISDA® 1992

described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

(vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:–

(1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof, (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

(viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer: –

(1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

(2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

6	ISDA® 1992

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:—

(i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date. it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):—

(1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

(2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

(ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

(iii) Tax Event Upon Merger. The party (the “Burdened Party”) on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

(iv) Credit Event Upon Merger. If “Credit Event Upon Merger” is specified in the Schedule as applying to the party, such party (“X”), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); of

(v) Additional Termination Event. If any “Additional Termination Event” is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

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6.	Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the “Defaulting Party”) has occurred and is then continuing, the other party (the “Non-defaulting Party”) may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, “Automatic Early Termination” is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b) Right to Terminate Following Termination Event.

(i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

(ii) Transfer to Avoid Termination Event. If either an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party’s policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

(iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

(iv) Right to Terminate. If:—

(1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

(2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party,

either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

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(c) Effect of Designation.

(i) If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

(ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d) Calculations.

(i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

(ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties’ election in the Schedule of a payment measure, either “Market Quotation” or “Loss”, and a payment method, either the “First Method” or the “Second Method”. If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that “Market Quotation” or the “Second Method”, as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

(i) Events of Default. If the Early Termination Date results from an Event of Default:—

(1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

(2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party’s Loss in respect of this Agreement.

(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

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Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party’s Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(ii) Termination Events. If the Early Termination Date results from a Termination Event:—

(1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

(2) Two Affected Parties. If there are two Affected Parties:—

(A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount (“X”) and the Settlement Amount of the party with the lower Settlement Amount (“Y”) and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

(B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss (“X”) and the Loss of the party with the lower Loss (“Y”).

If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

(iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because “Automatic Early Termination” applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

(iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

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7.	Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:—

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.	Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the “Contractual Currency”). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered (i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term “rate of exchange” includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

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9.	Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e) Counterparts and Confirmations.

(i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

(ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.	Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.	Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

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12.	Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:—

(i) if in writing and delivered in person or by courier, on the date it is delivered;

(ii) if sent by telex, on the date the recipient’s answerback is received;

(iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender’s facsimile machine);

(iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

(v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to all

13.	Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement (“Proceedings”), each party irrevocably:—

(i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

(ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any

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reason any party’s Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.	Definitions

As used in this Agreement: —

“Additional Termination Event” has the meaning specified in Section 5(b).

“Affected Party” has the meaning specified in Section 5(b).

“Affected Transactions” means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

“Affiliate” means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, “control” of any entity or person means ownership of a majority of the voting power of the entity or person.

“Applicable Rate” means: —

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d) in all other cases, the Termination Rate.

“Burdened Party” has the meaning specified in Section 5(b).

“Change in Tax Law” means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

“consent” includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

“Credit Event Upon Merger” has the meaning specified in Section 5(b).

“Credit Support Document” means any agreement or instrument that is specified as such in this Agreement.

“Credit Support Provider” has the meaning specified in the Schedule.

“Default Rate” means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

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“Defaulting Party” has the meaning specified in Section 6(a).

“Early Termination Date” means the date determined in accordance with Section 6(a) or 6(b)(iv).

“Event of Default” has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

“Illegality” has the meaning specified in Section 5(b).

“Indemnifiable Tax” means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

“law” includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and “lawful” and “unlawful” will be construed accordingly.

“Local Business Day” means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different. in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

“Loss” means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(c)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party’s legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

“Market Quotation” means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the “Replacement Transaction”) that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have

15	ISDA® 1992

been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values, If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

“Non-default Rate” means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

“Non-defaulting Party” has the meaning specified in Section 6(a).

“Office” means a branch or office of a party, which may be such party’s head or home office.

“Potential Event of Default” means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

“Reference Market-makers” means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

“Relevant Jurisdiction” means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

“Scheduled Payment Date” means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

“Set-off” means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

“Settlement Amount” means, with respect to a party and any Early Termination Date, the sum of.-

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

“Specified Entity” has the meaning specified in the Schedule.

16	ISDA® 1992

“Specified Indebtedness” means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

“Specified Transaction” means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

“Stamp Tax” means any stamp, registration, documentation or similar tax.

“Tax” means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

“Tax Event” has the meaning specified in Section 5(b).

“Tax Event Upon Merger” has the meaning specified in Section 5(b).

“Terminated Transactions” means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if “Automatic Early Termination” applies, immediately before that Early Termination Date).

“Termination Currency” has the meaning specified in the Schedule.

“Termination Currency Equivalent” means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the “Other Currency”), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties

“Termination Event” means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

“Termination Rate” means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

“Unpaid Amounts” owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction. for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market

17	ISDA® 1992

value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

(Name of Party)		(Name of Party)

By:		By
	Name:		Name:
	Title:		Title:
	Date:		Date:

18	ISDA® 1992

SCHEDULE

to the

1992 ISDA Master Agreement

(Multi-Currency- Cross Border)

dated as of

PPL EnergyPlus, LLC

a Pennsylvania limited liability company

(“Party A”)

and

[INSERT NAME OF SECURED COUNTERPARTY]

a                      corporation

(“Party B”)

Part 1

Termination Provisions

(a)	“Specified Entity” means in relation to Party A, none; and in relation to Party B, [ ].

(b)	“Specified Transaction” has the meaning specified in Section 14 of this Agreement save that Section 14 shall be hereby amended in line 8 after the words “currency option” by adding a comma and the words “weather derivative transaction, agreement for the purchase, sale or transfer of any commodity or any other commodity trading transaction.”. For this purpose, “commodity” means any tangible or intangible commodity of any type or description (including, without limitation, electric energy and/or capacity, emission allowances, petroleum, natural gas and fuel oil, and the products or bi-products thereof).

(c)	The “Cross Default” provisions of Section 5(a)(vi) will apply to Party A and to Party B; provided, that, (i) the seventh line of Section 5(a)(vi) is amended by deleting the phrase “, or becoming capable at such time of being declared,” and (ii) the following language shall be added to the end thereof: “Notwithstanding the foregoing, a default under subsection (2) hereof shall not constitute an Event of Default if (i) the default was caused solely by error or omission of an administrative or operational nature; (ii) funds were available to enable the party to make the payment when due; and (iii) the payment is made within two Local Business Days of such party’s receipt of written notice of its failure to pay.”.

“Specified Indebtedness” has the meaning specified in Section 14.

“Threshold Amount” means with respect to Party A or Party A’s Credit Support Provider and Party B or Party B’s Credit Support Provider, [INSERT PERCENTAGE OR DOLLAR AMOUNT SET FORTH IN THE CURRENT BILATERAL ISDA AGREEMENT BETWEEN THE PARTIES OR AFFILIATES THEREOF (“THE CURRENT ISDA AGREEMENT”)]. Threshold Amount includes the U.S. Dollar equivalent on the date of any default, event of default or other similar condition or event of any obligation stated in any other currency. [INSERT ANY CLARIFICATIONS REGARDING STOCKHOLDER’S EQUITY AND BALANCE SHEET PREPARATION THAT ARE IN THE CURRENT ISDA AGREEMENT

19

(d)	The “Credit Event Upon Merger” provision of Section 5(b)(iv) will apply to Party A and to Party B. Section 5(b)(iv) of the Agreement is replaced with the following:

If “Credit Event upon Merger” is specified in the Schedule as applying to the party, (A) such party (“X”), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or mergers with or into, or transfers all or substantially all its assets to, or receives all or substantially all the business or assets of, another entity, or (B) any person or entity acquires directly or indirectly the beneficial ownership of equity securities or interests having the power to elect a majority of the board of directors (or other similar managing authority) of, or otherwise acquires directly or indirectly the power to control the policy making decisions of, X, any Credit Support Provider of X or any applicable Specified Entity of X, or (C) X, any Credit Support Provider of X or any applicable Specified Entity of X effects a leveraged recapitalization or otherwise effects any substantial change in its capital structure by means of the issuance, incurrence or guaranty of debt, or the issuance of preferred securities or interests or other securities convertible into, or exchangeable for, debt or preferred securities or interests, or (D) X, any Credit Support Provider of X or any applicable Specified Entity of X enters into any agreement providing for any of the foregoing, and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

(e)	The “Automatic Early Termination” provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)	At the end of subsection 5(a)(viii), “.” is deleted and replaced with “; or” and a new subsection, Section 5(a)(ix) is added at the end of Section 5(a)(viii) as follows:

“(ix)	The occurrence and continuance of an Event of Default under the Common Agreement.

(g)	Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i)	Loss will apply.

(ii)	The Second Method will apply.

(h)	“Termination Currency” means United States Dollars.

(i)	Additional Termination Event. The occurrence any of the following events shall be an Additional Termination Event:

(i)

Termination of Energy Transactions. The termination of all Energy Transactions entered into between a Secured Counterparty (as defined in the Common Agreement) and Party A under any Secured Counterparty ISDA Agreement pursuant to (a) Section 6(a) of the relevant Secured Counterparty ISDA Agreement upon the Early Termination Date thereof and (b) Section 6(b) of

20

the Secured Counterparty ISDA Agreement (whether due to or resulting from a Cross-Termination Event (as defined in the Common Agreement) or otherwise) upon the failure to pay to the Secured Counterparty (as defined in the Common Agreement) any termination payments in excess of $ of the aggregate when required to do so in accordance with Section 6(d) of the applicable Secured Counterparty ISDA Agreement. Party A shall be the Affected Party and all Transactions shall be Affected Transactions.

As used in this Agreement, the term “Secured Counterparty ISDA Agreement” shall have the meaning ascribed thereto in the Common Agreement.

(j) Credit Support Default. Subparagraph (3) of Section 5(a)(iii) is hereby amended by adding in the second line thereof after the word “Document” the words “(or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf)”.

Part 2

Tax Representations

(a)	Payer Representations. For the purpose of Section 3(e) of this Agreement each of Party A and Party B make the following representations:

It is not required by an applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction to withholding for or on account of any Tax from any payment (other than interest under Sections 2(e), 6(d)(ii), or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

(i)	the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement;

(ii)	the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

(iii)	the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)	Payee Representations. For the purpose of Section 3(f) of this Agreement, Party A and Party B make the following representations specified below:

The following representation will apply in relation to Party A:

Party A is a limited liability company created or organized under the laws of the Commonwealth of Pennsylvania. Party A is a U.S. person within the meaning of Section 7701 of the Internal Revenue Code and its U.S. taxpayer identification number is 23-2974252.

21

The following representation will apply in relation to Party B:

[Party B is a corporation created or organized under the laws of the State of                      . Party B is a U.S. person within the meaning of Section 7701 of the Internal Revenue Code and its U.S. taxpayer identification number is                      .][Modify for non-U.S. entities]

Part 3

Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)	Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered

Party A and Party B	As required under Section 4(a)(iii) of this Agreement, IRS Form W-9, IRS Form W- 8BEN, IRS Form W-8ECI, IRS Form W- 8EXP and/or IRS Form W-8IMY, whichever is relevant.	Promptly upon execution of this Agreement.

(b)	Other documents to be delivered are:

Party Required to Deliver	Form/Document/ Certificate	Date by Which to be Delivered	Covered by Section 3(d) Representation

Party A and Party B	Certified copies of resolutions of an authorized body or other evidence in form and substance satisfactory to the other party, which may be generic and not specific, authorizing execution, delivery, and performance of this (i) Agreement and (ii) the guaranty of any Credit Support Provider	At execution of this Master Agreement	Yes

Party A and Party B	Annual Report of Credit Support Provider containing consolidated financial statements for the relevant year certified by independent certified public accountants	As soon as available and in any event within 120 days after the end of each fiscal year of the delivering party, or with respect to Party A, its Credit Support Provider on www.shareholder.com/ppl/edgar.cfm and with respect to Party B, on www.	Yes

22

Party A and Party B	Duly executed Credit Support Document specified in Part 4(g)	At execution of this Master Agreement	Yes

Party A and Party B	Evidence of authority of signatories	At execution of this Master Agreement	Yes
Party A and Party B	Duly executed Common Agreement or Joinder to the Common Agreement	At execution of this Master Agreement	Yes
Party A and Party B	Any other documents required to be delivered under the Common Agreement	At the time required to be delivered under the Common Agreement	Yes

Part 4

Miscellaneous

(a)	Address for Notices. For the purpose of Section 12(a) of this Agreement

Address for notices or communications (other than Confirmations) to Party A:

PPL EnergyPlus, LLC

Two North Ninth Street

Allentown, PA 18101-1179

Attention: Contract Administration (GENPL7)

Facsimile No: (610) 774-5077

With a copy to:

PPL Services Corporation

Two North Ninth Street

Allentown, PA 18101-1179

Attention: Office of General Counsel (GENTW3)

Facsimile No: (610) 774-6908

Address for Confirmations to Party A:

PPL Services Corporation

Two North Ninth Street

Allentown, PA 18101-1179

Attention: Trading Controls (GENPL7)

Facsimile No: (610) 774-7413

Address for notices or communications to Party B:

Attention:

Facsimile No:

Telephone:

23

(b)	Process Agent. For the purpose of Section 13(c) of this Agreement:

Party A appoints as its Process Agent: None

Party B appoints as its Process Agent: None

(c)	Accounts. If a Confirmation does not state the account to which United States Dollar payments are to be made, then the parties shall send notice of account information, and any payment shall be made by either Automated Clearing House (“ACH”) or wire transfer. [DELETE IF NOT INCLUDED IN THE CURRENT ISDA AGREEMENT.]

(d)	Offices. The provisions of Section 10(a) of this Agreement will apply to this Agreement.

(e)	Multibranch Party. For the purpose of Section 10(c) of this Agreement: Party A is not a Multibranch Party, and Party B is not a Multibranch Party.

(f)	Calculation Agent. The Calculation Agent is Party B, unless otherwise specified in a Confirmation in relation to the relevant Transaction, provided that, if an Event of Default has occurred and is continuing with respect to Party B, then Party A shall be the Calculation Agent. In the event a party disputes a calculation or determination made by the Calculation Agent, the parties shall first endeavor to resolve such dispute. If the parties are unable to resolve such dispute within a commercially reasonable time, the parties shall mutually select an independent dealer in the applicable commodity to act as Calculation Agent with respect to the issue in dispute. The failure of a party to perform its obligations as a Calculation Agent hereunder shall not be construed as an Event of Default or Termination Event.

(g)	Credit Support Documents.

(i) With respect to Party A and Party B, the Credit Support Annex attached hereto, which constitutes a Credit Support Document, is incorporated by reference in, and made part of, the Agreement and each Confirmation (unless provided otherwise in a Confirmation) as if set forth in full in the Agreement or such Confirmation.

(ii) With respect to Party A, (a) a Guaranty, in the form and substance acceptable to Party B, executed by PPL Energy Supply, LLC (“PPL Energy Supply”) and a Guaranty in the form and substance acceptable to Party B, executed by each of PPL Brunner Island, LLC and PPL Montour, LLC (each, a “Genco” and collectively, the “Gencos”), (b) Montour Mortgage and the Brunner Island Mortgage (as such term is defined in the Common Agreement) and (c) the Common Agreement.

([iii) With respect to Party B, a Guaranty, in the form and substance acceptable to Party A, executed by                     .][INSERT IF PARTY B COUNTERPARTY IS NOT A RATED ENTITY]

(h)	Credit Support Provider. Credit Support Provider means in relation to Party A: PPL Energy Supply and each of the Gencos, and Credit Support Provider means in relation to Party B:

(i)	Netting of Payments. The limitation set forth in Section 2(c)(ii) will not apply to Transactions thus allowing the netting of Transactions. For the avoidance of any doubt, the netting of Transactions shall only apply to Transactions that are subject to this Agreement and not between Transactions that are entered into under a separate ISDA Master Agreement and this Agreement.

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(j)	GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CHOICE OF LAW DOCTRINE, OTHER THAN §§ 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND TO THE EXCLUSIVE JURISDICTION OF THE NEW YORK STATE AND FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN.

Waiver of Right to Trial by Jury. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document. [MODIFY AS APPROPRIATE IN ACCORDANCE WITH THE CURRENT ISDA AGREEMENT BETWEEN THE COUNTERPARTIES TO ADD A CERTIFICATION THAT NO REPRESENTATIVE OF THE OTHER PARTY HAS REPRESENTED THAT IT WOULD NOT SEEK TO ENFORCE THE WAIVER.]

Part 5

Other Provisions

(a)	Confirmations and Procedures for Entering into Transactions. On or promptly following the date on which the parties reach agreement on the terms of a Transaction, Party B shall send a Confirmation to Party A. Party A will promptly thereafter confirm the accuracy of (in the manner required by Section 9(e)(ii)), or request the correction of, such Confirmation (in the latter case, indicating how it believes the terms of such Confirmation should be correctly stated and such other terms which should be added to or deleted from such Confirmation to make it correct). If any dispute shall arise as to whether an error exists in a Confirmation, the parties shall in good faith make reasonable efforts to resolve the dispute. If Party A has not accepted or disputed the Confirmation in the manner set forth above within five (5) Local Business Days after it was sent to Party A, the Confirmation shall be deemed binding as sent absent manifest error. [MODIFY AS APPROPRIATE IN ORDER TO CONFORM TO THE CURRENT ISDA AGREEMENT.]

(b)	Conditions Precedent. Intentionally Omitted. [DELETED AT THE REQUEST OF GOLDMAN AND BARCLAYS.]

(c)	Absence of Litigation. Section 3(c) is hereby amended by (i) adding in the second line thereof after the word “governmental” the words “or regulatory” and (ii) adding the words “in any material respect” immediately prior to the end of such section.

(d)	Accuracy of Specified Information. Section 3(d) is hereby amended by adding in the third line thereof after the word “respect” and before the period the words “or, in the case of audited or unaudited financial statements, a fair and accurate presentation of the financial condition of the relevant party in accordance with generally accepted accounting principles, consistently applied.” [MODIFY THIS LANGUAGE, AS REQUIRED, IN ORDER TO CONFORM TO THE CURRENT ISDA AGREEMENT BETWEEN THE PARTIES.]

25

(e)	Section 3 Representations. Section 3 is hereby amended by adding at the end thereof the following Subparagraphs (g), (h), (i), (j), (k) and (l):

(g) Relationship Between Parties. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(1)	Non-Reliance. It is acting for its own account, and has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(2)	Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

(3)	Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction.

(h)	Eligible Contract Participant. It constitutes an “eligible contract participant” as such term is defined in Section 1a(12) of the Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000.

(i)	Electronic Trading Facility. With respect to any Transaction entered into by means of an electronic trading facility, it is an “eligible commercial entity”, as defined in Section 1a(11) of the Commodity Exchange Act (the “Act”), it is acting as a principal in such Transaction, and such Transaction is in an “exempt commodity”, as defined in Section 1a(14) of the Act. [INCLUDE THIS REPRESENTATION ONLY IF THE CURRENT ISDA AGREEMENT CONTAINS THIS REPRESENTATION

(j)	(l) ERISA. The assets that are used in connection with the execution, delivery and performance of this Agreement and the Transactions entered into pursuant hereto are not the assets of any employee benefit plan or any tax-exempt trust. [DISAPPLY THIS REPRESENTATION AS IT RELATES TO PARTY B, THE COUNTERPARTY, IF THE CURRENT ISDA AGREEMENT DISAPPLIES THIS REPRESENTATION WITH RESPECT TO PARTY B.]

(f)	Setoff. Without affecting or prejudicing the provisions of this Agreement requiring the calculation and payment of certain net payment amounts on Scheduled Payment Dates, all payments will be

26

made without setoff or counterclaim; provided however, that upon the designation or deemed designation of an Early Termination Date, in addition to and not in limitation of any other right or remedy (including any right to setoff, counterclaim, or otherwise withhold payment) under applicable law, the Non-Defaulting Party or the Non-Affected Party (in either case, “X”) may, at its option and in its discretion, setoff, against any amounts owed to the Defaulting Party or Affected Party (in either case “Y”), any amounts owed by Y to X or any of X’s Affiliates as of the Early Termination Date. The obligations of Y and X under this Agreement in respect of such amounts shall be deemed satisfied and discharged to the extent of any such setoff. If an obligation is unascertained, X may, in good faith, estimate that obligation and setoff in respect of the estimate, subject to X or Y, as the case may be, accounting to the other party when the obligation is ascertained. X will give Y notice of any setoff effected under this section, provided that failure to give such notice shall not affect the validity of the setoff.

(g)	Credit Support Default. Subparagraph (3) of Section 5(a)(iii) is hereby amended by adding in the second line thereof after the word “Document” the words “(or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf)”.

(h)	Interest Rate Limitation. Notwithstanding any provision to the contrary contained in this Agreement, in no event shall the Default Rate, Non-default Rate, or Termination Rate exceed the Highest Lawful Rate. For purposes hereof, “Highest Lawful Rate” shall mean, the lesser of two percent (2%) above the prime rate of Citibank, N.A., or its successor or assign, or the maximum rate of interest allowed under applicable law.

(i)	LIMITATION OF LIABILITY. NO PARTY SHALL BE REQUIRED TO PAY OR BE LIABLE FOR INCIDENTAL, CONSEQUENTIAL, OR INDIRECT DAMAGES (WHETHER OR NOT ARISING FROM ITS NEGLIGENCE) TO ANY OTHER PARTY EXCEPT TO THE EXTENT THAT THE PAYMENTS REQUIRED TO BE MADE PURSUANT TO THIS AGREEMENT ARE DEEMED TO BE SUCH DAMAGES; PROVIDED, HOWEVER, THAT NOTHING IN THIS PROVISION SHALL AFFECT THE ENFORCEABILITY OF SECTION 6(e) OF THIS AGREEMENT. IF AND TO THE EXTENT ANY PAYMENT REQUIRED TO BE MADE PURSUANT TO THIS AGREEMENT IS DEEMED TO CONSTITUTE LIQUIDATED DAMAGES, THE PARTIES ACKNOWLEDGE AND AGREE THAT SUCH DAMAGES ARE DIFFICULT OR IMPOSSIBLE TO DETERMINE AND THAT SUCH PAYMENT IS INTENDED TO BE A REASONABLE APPROXIMATION OF THE AMOUNT OF SUCH DAMAGES AND NOT A PENALTY.

(j)

Confidentiality. The existence of this Agreement, its contents, and the existence and contents of all other instruments and documents relating to this Agreement (including but not limited to any Credit Support Documents and any Confirmations), and any information made available by one party or its Credit Support Provider to the other party or its Credit Support Provider (if any) with respect to the Agreement or any Transaction hereunder is confidential and shall not be discussed with or disclosed to any third party (nor shall any public announcement or press release regarding the subject matter hereof be made by either party, except with the prior written consent of the other party hereto and as otherwise required or permitted to be disclosed under the Common Agreement). Notwithstanding the foregoing, either party may disclose confidential information hereunder (i) to any of that party’s Affiliates, or its auditors, attorneys, advisors, or financial institutions with which the party has a written agreement or which are otherwise required to keep the information that is disclosed in

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confidence or (ii) as may be required or appropriate in response to any summons, subpoena, or otherwise in connection with any litigation or to comply with any applicable law, order, regulation, or ruling, or accounting disclosure rule or standard (provided that in such case, the party that is proposing to make such disclosure will use reasonable efforts if legally permissible to notify the other party prior to such disclosure and cooperate with the other party, if requested, in attempting to obtain a protective order against such disclosure, provided that no such obligation shall exist with respect to bank regulations). Any disclosure of confidential information pursuant to the immediately preceding sentence will not affect or change the confidential nature of such information and such information will continue to be subject to the restrictions set forth in this paragraph. Information that either party receives or obtains hereunder shall not be considered confidential information to the extent such information (a) is or becomes generally available to the public or is generally known within the parties’ industries, or (b) is obtained from a third party who, to such party’s knowledge, did not violate its obligations to the other party or its Credit Support Provider (if any) if making such disclosure, or (c) is independently developed by such party without reference to the other party’s confidential information. Nothing herein shall restrict a party from providing data or information to pricing services of platforms that a party may participate in, provided that the identity of the party is not produced.

(k)	[Prior Transactions. For the avoidance of any doubt, this Agreement shall only apply to those type of transactions set forth in Part 5(p) below and entered into between the parties from the effective date of this Agreement and shall not apply to the transactions entered into prior to the effective date of this Agreement entered under that ISDA Master Agreement and Schedule between the parties hereto executed on [INSERT DATE], unless otherwise agreed to in writing by the parties to this Agreement. Unless otherwise agree to in writing by the parties to this Agreement,, all transactions of the type covered by this Agreement (as set forth in Part 5(p) executed from the effective date of this Agreement shall be subject to the terms hereof.] [DELETE IF THE EXISTING TRANSACTIONS ARE BEING TRANSFERRED TO THIS ISDA]

(l)	Telephonic Recording. [INSERT TELEPHONIC RECORDINGS PROVISIONS IN THE CURRENT ISDA AGREEMENT.]

(m)	Method of Notice. Sections 12(a)(ii) and 12(a)(v) of the Master Agreement are deleted in their entirety.

(n)	Definitions.

(1) As used in this Agreement, the term “Common Agreement” means the Common Agreement dated             , 2010 among Party A, the Secured Counterparties party thereto, [[    ] as Collateral Agent (the “Collateral Agent”)], the Gencos (as hereinafter defined) and PPL Energy Supply (as hereinafter defined), as such agreement may be amended, modified or supplemented from time to time.

(2) This Agreement, each Confirmation, and each Transaction are subject to the 2006 ISDA Definitions and the 2005 ISDA Commodity Definitions, as such definitions may be amended, supplemented, replaced or modified from time to time (collectively, the “Definitions”), each as published by the International Swaps and Derivatives Association, Inc. (“ISDA”), and will be governed in all respects by the Definitions (except that any references to “Swap Transactions” in the Definitions will be deemed to be references to “Transactions”). The Definitions are incorporated by reference in, and made part of, this Agreement and each relevant Confirmation as

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if set forth in full in this Agreement and such Confirmation. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail. The parties agree that Sub-Annexes E (North American Gas Annex) and F (North American Power Annex) to the 2005 ISDA Commodity Definitions are incorporated by reference into this Agreement, form a part of, and supplement the 2005 ISDA Commodity Definitions, each with the elections and modifications set forth on Annex 1 to this Schedule and Annex 2. (ii) The definition “Potential Event of Default” in Section 14 is deleted in its entirety and replaced with “Intentionally Left Blank.”

(3) As used in this Agreement, the term “Secured Counterparty ISDA Agreement” shall have the meaning ascribed thereto in the Common Agreement.

(o)	The phrase “Potential Event of Default” is deleted from the following Sections of this Agreement: 2(a)(iii) and 3(b).

(p)	Energy Transactions. Unless otherwise agreed to in writing by the parties to this Agreement, this Agreement shall apply only to Energy Transactions. “Energy Transactions” shall mean any and all swaps, caps, collars, puts, calls, floors, futures, option, spots, forwards, power purchase or sale agreements, fuel purchase or sale agreements, renewable energy and emissions credit purchase or sales agreements, power transmission agreements, fuel transportation agreements, fuel storage agreements, netting agreements, commercial or trading agreements (in each case, whether physical or financial), each with respect to, or involving the purchase, transmission, distribution, sale or lease or hedge of, any energy, generation capacity or fuel, renewable energy credit, carbon credit, weather derivatives or any other energy-related commodity for any such commodities or any other similar derivative agreements.

(q)	Inconsistency. In the event of any inconsistency between any of the following documents for the purpose of relevant Energy Transactions, the relevant document first listed shall govern: (i) a Confirmation that is either accepted or deemed accepted; (ii) the Common Agreement; (iii) this Schedule; (iv) the definitions incorporated by reference in a Confirmation or in this Agreement and (v) the printed form of Master Agreement.

(r)	Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement and will preserve the economic value thereof; provided, however, that this severability provision shall not be applicable if any provision of Sections 1(c), 2, 5 or 6 of this Agreement (or any definition or provision in Section 14 of this Agreement to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

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(s)	Transfers. The following provision (c) is hereby added to Section 7 of this Agreement:

“(c)	Party B may, for any legal, tax, accounting, or regulatory reason, transfer its rights and obligations under this Agreement or any agreement for a Specified Transaction to any Affiliate of Party B, and Party A hereto agrees to such transfer; provided, however that (i) the transferee (or its Credit Support Provider) has substantially the same credit worthiness as Party B; provided further that both Party B and the Affiliate transferee are “dealers in notional principal contracts” within the meaning of U.S. Treasury Regulation Section 1.1001-4 and (ii) such transfer shall not result in Party A being required to pay to Party B an additional amount in respect of an Indemnified Tax under Section 2(d)(i)(4) or recover a payment from which an amount is required to be deducted or withheld for or on account of a tax and no additional amount is required to be paid in respect of such tax under Section 2(d)(i)(4).

(t)	Patriot Act. Party A acknowledges that Party B is subject to the requirements for the USA PATRIOT Act (Title III of Pub.L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”). Party A shall cooperate with Party B, including in the even of a permitted assignment or transfer of rights of obligations under this Agreement, by providing information requested by Party B to allow Party B to meet its obligations under the Patriot Act to identify its counterparty under this Agreement. [DELETE IF NOT IN THE CURRENT ISDA AGREEMENT.]

(u)	[ADD DISRUPTION FALLBACKS, IF ANY, CONTAINED IN THE CURRENT ISDA AGREEMENT.]

IN WITNESS WHEREOF, the parties have executed this document as of the date specified on the first page hereof.

PPL ENERGYPLUS, LLC

By:	By:

Name:	Name:

Title:	Title:

Signature page of the Schedule to the

1992 ISDA Master Agreement dated

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EXHIBIT A

INCUMBENCY AND SIGNATURE CERTIFICATE

The undersigned, the [Assistant] Secretary of                      (the “Counterparty”), a corporation [LLC, LP, GP, etc.] organized under the laws of the State of                     , hereby certifies that:

1. The ISDA Master Agreement dated as of             , 200  , including the Schedule, Confirmation, and other exhibits, supplements, attachments and annexes thereto and documents incorporated by reference therein (collectively the “Agreement Documentation”), between PPL EnergyPlus, LLC and the Counterparty have been duly executed and delivered for, in the name of, and on behalf of the Counterparty by the following officer, whose title and signature appear below:

NAME	TITLE	SIGNATURE

2. The foregoing officer who, on behalf of the Counterparty, executed and delivered the Agreement Documentation was at the date thereof and is now duly authorized as a signatory of the Counterparty and the signature of such person appearing on the Agreement Documentation is his/her genuine signature.

IN WITNESS WHEREOF, the undersigned has executed this certificate the     day of             ,         .

[NAME OF COUNTERPARTY]

By:
Name:
Title:	[Assistant] Secretary

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Annex 1—Elections and Modifications with Respect to North American Power Annex and North American Gas Annex [ADD ELECTIONS AND MODIFICATIONS CONTAINED IN THE CURRENT ISDA AGREEMENT]

32

International Swap Dealers Association, Inc.

CREDIT SUPPORT ANNEX

to the Schedule to the

ISDA MASTER AGREEMENT

dated as of             ,

between

PPL EnergyPlus, LLC
(“Party A”)	(“Party B”)

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:

Paragraph 1	Interpretation

(a)	Definitions and Inconsistency. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b)	Secured Party and Pledgor. All references in this Annex to the “Secured Party” will be to either party when acting in that capacity and all corresponding references to the Pledgor will be to the other party when acting in that capacity; provided, however, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

Paragraph 2	Security Interest

Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the Transfer by the Secured Party to the Pledgor or Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.

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Paragraph 3	Credit Support Obligations

(a)	Delivery Amount. Subject to Paragraphs 4 and 5, upon demand made by the Secured Party on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Pledgor’s Minimum Transfer Amount, then the Pledgor will Transfer to the Secured Party Eligible Credit Support having a Value as of the date of Transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the “Delivery Amount” applicable to the Pledgor for any Valuation Date will equal the amount by which:

(i)	the Credit Support Amount

exceeds

(ii)	the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.

(b)	Return Amount. Subject to Paragraphs 4 and 5, upon a demand made by the Pledgor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds Secured Party’s Minimum Transfer Amount, then the Secured Party will Transfer to the Pledgor Posted Credit Support specified by the Pledgor in that demand having a Value as of the date of Transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the “Return Amount” applicable to the Secured Party for any Valuation Date will equal the amount by which:

(i)	the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party exceeds

(ii)	the Credit Support Amount.

“Credit Support Amount” means, unless otherwise specified in Paragraph 13, for any Valuation Date (i) the Secured Party’s Exposure for that Valuation Date plus (ii) the aggregate of all Independent Amounts applicable to the Pledgor, if any, minus (iii) all Independent Amounts applicable to the Secured Party, if any, minus (iv) the Pledgor’s Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

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Paragraph 4	Conditions Precedent, Transfer Timing, Calculations and Substitutions

(a)	Conditions Precedent. Each Transfer obligation of the Pledgor under Paragraphs 3 and 5 and of the Secured Party under Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the conditions precedent that:

(i)	no Event of Default, Potential Event of Default or Specified Condition has occurred and is continuing with respect to the other party; and

(ii)	no Early Termination Date for which any unsatisfied payment obligations exist has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the other party.

(b)	Transfer Timing. Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business Day; if a demand is made after the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter.

(c)	Calculations. All calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation).

(d)	Substitutions.

(i)	Unless otherwise specified in Paragraph 13, upon notice to the Second Party specifying the items of Posted Credit Support to be exchanged, the Pledgor may, on any Local Business Day, Transfer to the Secured Party substitute Eligible Credit Support (the “Substitute Credit Support”); and

(ii)	subject to Paragraph 4(a), the Secured Party will Transfer to the Pledgor the items of Posted Credit Support specified by the Pledgor in its notice not later than the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, unless otherwise specified in Paragraph 13 (the “Substitution Date”); provided that the Secured Party will only be obligated to Transfer Posted Credit Support with a Value as of the date of Transfer of that Posted Credit Support equal to the Value as of that date of the Substitute Credit Support.

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Paragraph 5	Dispute Resolution

If a party (a “Disputing Party”) disputes (I) the Valuation Agent’s calculation of a Delivery Amount or a Return Amount or (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then (1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in case of (I) above or (Y) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (2) subject to Paragraph 4(a), the appropriate party will Transfer the undisputed amount to the other party not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (3) the parties will consult with each other in an attempt to resolve the dispute and (4) if they fail to resolve the dispute by the Resolution Time, then:

(i)	In the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 13, the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

(A)	utilizing any calculations of Exposure for the Transactions (or Swap Transactions) that the parties have agreed are not in dispute;

(B)	calculating the Exposure for the Transactions (or Swap Transactions) in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction (or Swap Transaction), then fewer than four quotations may be used for that Transaction (or Swap Transaction); and if no quotations are available for a particular Transaction (or Swap Transaction), then the Valuation Agent’s original calculations will be used for that Transaction (or Swap Transaction);

(C)	utilizing the procedures specified in Paragraph 13 for calculating the Value, if disputed, of Posted Credit Support.

(ii)	In the case of a dispute involving the Value of any Transfer of Eligible Credit Support or Posted Credit Support the Valuation Agent will recalculate the Value as of the date of Transfer pursuant to Paragraph 13.

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following that notice by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraphs 4(a) and 4(b), make the appropriate Transfer.

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Paragraph 6	Holding and Using Posted Collateral

(a)	Care of Posted Collateral. Without limiting the Secured Party’s rights under Paragraph 6(c), the Secured Party will exercise reasonable care to assure the safe custody of all Posted Collateral to the extent required by applicable law, and in any event the Secured Party will be deemed to have exercised reasonable care if it exercises at least the same degree of care as it would exercise with respect to its own property. Except as specified in the preceding sentence, the Secured Party will have no duty with respect to Posted Collateral, including, without limitation, any duty to collect any Distributions, or enforce or preserve any rights pertaining thereto.

(b)	Eligibility to Hold Posted Collateral; Custodians.

(i)	General. Subject to the satisfaction of any conditions specified in Paragraph 13 for holding Posted Collateral, the Secured Party will be entitled to hold Posted Collateral or to appoint an agent (a “Custodian”) to hold Posted Collateral for the Secured Party. Upon notice by the Secured Party to the Pledgor of the appointment of a Custodian, the Pledgor’s obligations to make any Transfer will be discharged by making the Transfer to that Custodian. The holding of Posted Collateral by a Custodian will be deemed to be the holding of that Posted Collateral by the Secured Party for which the Custodian is acting.

(ii)	Failure to Satisfy Conditions. If the Secured Party or its Custodian fails to satisfy conditions for holding Posted Collateral, then upon a demand made by the Pledgor, the Secured Party will, not later than five Local Business Days after the demand, Transfer or cause its Custodian to Transfer all Posted Collateral held by it to a Custodian that satisfies those conditions or to the Secured Party if it satisfies those conditions.

(iii)	Liability. The Secured Party will be liable for the acts or omissions of its Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

(c)	Use of Posted Collateral. Unless otherwise specified in Paragraph 13 and without limiting the rights and obligations of the parties under Paragraphs 3, 4(d)(ii), 5, 6(d) and 8, if the Secured Party is not a Defaulting Party or an Affected Party with respect to a Specified Condition and no Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then the Secured Party will, notwithstanding Section 9-207 of the New York Uniform Commercial Code, have the right to:

(i)	sell, pledge, rehypothecate, assign, invest, use, commingle or otherwise dispose of, or otherwise use in its business any Posted Collateral it holds, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor; and

(ii)	register any Posted Collateral in the name of the Secured Party, its Custodian or a nominee for either.

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For purposes of the obligation to Transfer Eligible Credit Support or Posted Credit Support pursuant to Paragraphs 3 and 5 and any rights or remedies authorized under this Agreement, the Secured Party will be deemed to continue to hold all Posted Collateral and to receive Distributions made thereon, regardless of whether the Secured Party has exercised any rights with respect to any Posted Collateral pursuant to (i) or (ii) above.

(d)	Distributions and Interest Amount.

(i)	Distributions. Subject to Paragraph 4(a), if the Secured Party receives or is deemed to receive Distributions on a Local Business Day, it will Transfer to the Pledgor not later than the following Business Day any Distributions it receives or is deemed to receive to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).

(ii)	Interest Amount. Unless otherwise specified in Paragraph 13 and subject to Paragraph 4(a), in lieu of any interest, dividends or other amounts paid or deemed to have been paid with respect to Posted Collateral in the form of Cash (all of which may be retained by the Secured Party), the Secured Party will Transfer to the Pledgor at the times specified in Paragraph 13 the Interest Amount to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose). The Interest Amount or portion thereof not Transferred pursuant to this Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

Paragraph 7	Events of Default

For purposes of Section 5(a)(iii)(1) of this Agreement, an Event of Default will exist with respect to a party if:

(i)	that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Collateral, Posted Collateral or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after notice of that failure is given to that party;

(ii)	that party fails to comply with any restriction or prohibition specified in this Annex with respect to any of the rights specified in Paragraph 6(c) and that failure continues for five Local Business Days after notice of that failure is given to that party; or

(iii)	that party fails to comply with or perform any agreement or obligation other than those specified in Paragraphs 7(i) and 7(ii) and that failure continues for 30 days after notice of that failure is given to that party.

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Paragraph 8	Certain Rights and Remedies

(a)	Secured Party’s Rights and Remedies. If at any time (1) an Event of Default or Specified Condition with respect to the Pledgor has occurred and is continuing or (2) an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Pledgor, then, unless the Pledgor has paid in full all of its Obligations that are then due, the Secured Party may exercise one or more of the following rights and remedies:

(i)	all rights and remedies available to a secured party under applicable law with respect to Posted Collateral held by the Secured Party;

(ii)	any other rights and remedies available to the Secured Party under the terms of Other Posted Support, if any;

(iii)	the right to Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

(iv)	the right to liquidate any Posted Collateral held by the Secured Party through one or more public or private sales or other dispositions with such notice, if any, as may be required under applicable law, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor (with the Secured Party having the right to purchase any or all of the Posted Collateral to be sold) and to apply the proceeds (or the Cash equivalent thereof) from the liquidation of the Posted Collateral to any amounts payable by the Pledgor with respect to any Obligations in that order as the Secured Party may elect.

Each party acknowledges and agrees that Posted Collateral in the form of securities may decline speedily in value and is of a type customarily sold on a recognized market, and, accordingly, the Pledgor is not entitled to prior notice of any sale of that Posted Collateral by the Secured Party, except any notice that is required under applicable law and cannot be waived.

(b)	Pledgor’s Rights and Remedies. If at any time an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then (except in the case of an Early Termination Date relating to less than all Transactions (or Swap Transactions) where the Secured Party has paid in full all of its obligations that are then due under Section 6(e) of this Agreement):

(i)	the Pledgor may exercise all rights and remedies available to a Pledgor under applicable law with respect to Posted Collateral held by the Secured Party;

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(ii)	the Pledgor may exercise any other rights and remedies available to the Pledgor under the terms of Other Posted Support, if any;

(iii)	the Secured Party will be obligated immediately to Transfer all Posted Collateral and the Interest Amount to the Pledgor; and

(iv)	to the extent that Posted Collateral or the Interest Amount is not so Transferred pursuant to (iii) above, the Pledgor may:

(A)	Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

(B)	to the extent that the Pledgor does not Set-off under (iv)(A) above, withhold payment of any remaining amounts payable by the Pledgor with respect to any Obligations, up to the Value of any remaining Posted Collateral held by the Secured Party, until that Posted Collateral is Transferred to the Pledgor.

(c)	Deficiencies and Excess Proceeds. The Secured Party will Transfer to the Pledgor any proceeds and Posted Credit Support remaining after liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b) after satisfaction in full of all amounts payable by the Pledgor with respect to any Obligations; the Pledgor in all events will remain liable for any amounts remaining unpaid after any liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b).

(d)	Final Returns. When no amounts are or thereafter may become payable by the Pledgor with respect to any Obligations (except for any potential liability under Section 2(d) of this Agreement), the Secured Party will Transfer to the Pledgor all Posted Credit Support and the Interest Amount, if any.

Paragraph 9	Representations

Each party represents to the other party (which representation will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

(i)	it has the power to grant a security interest in and lien on any Eligible Collateral it Transfers as the Pledgor and has taken all necessary actions to authorize the granting of that security interest and lien;

(ii)	it is the sole owner of or otherwise has the right to Transfer all Eligible Collateral it Transfers to the Secured Party hereunder, free and clear of any security interest, lien, encumbrance or other restrictions other than the security interest and lien granted under Paragraph 2;

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(iii)	upon the Transfer of any Eligible Collateral to the Secured Party under the terms of this Annex, the Secured Party will have a valid and perfected first priority security interest therein (assuming that any central clearing corporation or any third-party financial intermediary or other entity not within the control of the Pledgor involved in the Transfer of that Eligible Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest); and

(iv)	the performance by it of its obligations under this Annex will not result in the creation of any security interest, lien or other encumbrance on any Posted Collateral other than the security interest and lien granted under Paragraph 2.

Paragraph 10	Expenses

(a)	General. Except as otherwise provided in Paragraphs 10(b) and 10(c), each party will pay its own costs and expenses in connection with performing its obligations under this Annex and neither party will be liable for any costs and expenses incurred by the other party in connection herewith.

(b)	Posted Credit Support. The Pledgor will promptly pay when due all taxes, assessments or charges of any nature that are imposed with respect to Posted Credit support held by the Secured Party upon becoming aware of the same, regardless of whether any portion of that Posted Credit Support is subsequently disposed of under Paragraph 6(c), except for those taxes, assessments and charges that result from the exercise of the Secured Party’s rights under Paragraph 6(c).

(c)	Liquidation/Application of Posted Credit Support. All reasonable costs and expenses incurred by or on behalf of the Secured Party or the Pledgor in connection with the liquidation and/or application of any Posted Credit Support under Paragraph 8 will be payable, on demand and pursuant to the Expenses Section of this Agreement, by the Defaulting Party or, if there is no Defaulting Party, equally by the parties.

Paragraph 11	Miscellaneous

(a)	Default Interest. A Secured Party that fails to make, when due, any Transfer of Posted Collateral or the Interest Amount will be obliged to pay the Pledgor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value of the items of property that were required to be Transferred, from (and including) the date that the Posted Collateral or Interest Amount was required to be Transferred to (but excluding) the date of Transfer of that Posted Collateral or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b)

Further Assurances. Promptly following a demand made by a party, the other party will execute, deliver, file and record any financing statement, specific assignment or other document and take any other action that may be necessary or desirable and reasonably requested by that party to create, preserve, perfect or validate any security interest or lien

27

granted under Paragraph 2, to enable that party to exercise or enforce its rights under this Annex with respect to Posted Credit Support or an Interest Amount or to effect or document a release of a security interest on Posted Collateral or an Interest Amount.

(c)	Further Protection. The Pledgor will promptly give notice to the Secured Party of, and defend against, any suit, action, proceeding or lien that involves Posted Credit Support Transferred by the Pledgor or that could adversely affect the security interest and lien granted by it under Paragraph 2, unless that suit, action, proceeding or lien results from the exercise of the Secured Party’s rights under Paragraph 6(c).

(d)	Good Faith and Commercially Reasonable Manner. Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(e)	Demands and Notices. All demands and notices given by a party under this Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

(f)	Specifications of Certain Matters. Anything referred to in this Annex as being specified in Paragraph 13 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

Paragraph 12	Definitions

As used in this Annex:—

“Cash” means the lawful currency of the United States of America.

“Credit Support Amount” has the meaning specified in Paragraph 3.

“Custodian” has the meaning specified in Paragraphs 6(b)(i) and 13.

“Delivery Amount” has the meaning specified in Paragraph 3(a).

“Disputing Party” has the meaning specified in Paragraph 5.

“Distributions” means, with respect to Posted Collateral other than Cash, all principal, interest and other payments and distributions of cash or other property with respect thereto, regardless of whether the Secured Party has disposed of that Posted Collateral under Paragraph 6(c). Distributions will not include any item of property acquired by the Secured Party upon any disposition or liquidation of Posted Collateral or, with respect to any Posted Collateral in the form of Cash, any distributions on that collateral, unless otherwise specified herein.

“Eligible Collateral” means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

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“Eligible Credit Support” means Eligible Collateral and Other Eligible Support.

“Exposure” means for any Valuation Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute, the amount, if any, that would be payable to a party that is the Secured Party by the other party (expressed as a positive number) or by a party that is the Secured Party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(2)(A) of this Agreement as if all Transactions (or Swap Transactions) were being terminated as of the relevant Valuation Time; provided that Market Quotation will be determined by the Valuation Agent using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of “Market Quotation”).

“Independent Amount” means, with respect to party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

“Interest Amount” means, with respect to an Interest Period, the aggregate sum of the amounts of interest calculated for each day in that Interest Period on the principal amount of Posted Collateral in the form of Cash held by the Secured Party on that day, determined by the Secured Party for each such day as follows:

(x)	the amount of Cash on that day; multiplied by

(y)	the Interest Rate in effect for that day; divided by

(z)	360.

“Interest Period” means the period from (and including) the last Local Business Day on which an Interest Amount was Transferred (or, if no Interest Amount has yet been Transferred, the Local Business Day on which Posted Collateral in the form of Cash was Transferred to or received by the Secured Party) to (but excluding) the Local Business Day on which the current Interest Amount is to be Transferred.

“Interest Rate” means the rate specified in Paragraph 13.

“Local Business Day,” unless otherwise specified in Paragraph 13, has the meaning specified in the Definitions Section of this Agreement, except that references to a payment in clause (b) thereof will be deemed to include a Transfer under this Annex.

“Minimum Transfer Amount” means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

“Notification Time” has the meaning specified in Paragraph 13.

“Obligations” means, with respect to a party, all present and future obligations of that party under this Agreement and any additional obligations specified for that party in Paragraph 13.

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“Other Eligible Support” means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

“Other Posted Support” means all Other Eligible Support Transferred to the Secured Party that remains in effect for the benefit of that Secured Party.

“Pledgor” means either party, when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

“Posted Collateral” means all Eligible Collateral, other property, Distributions, and all proceeds thereof that have been Transferred to or received by the Secured Party under this Annex and not Transferred to the Pledgor pursuant to Paragraph 3(b), 4(d)(ii) or 6(d)(i) or released by the Secured Party under Paragraph 8. Any Interest Amount or portion thereof not Transferred pursuant to Paragraph 6(d)(ii) will constitute Posted Collateral in the form of Cash.

“Posted Credit Support” means Posted Collateral and Other Posted Support.

“Recalculation Date” means the Valuation Date that gives rise to the dispute under Paragraph 5; provided, however, that if a subsequent Valuation Date occurs under Paragraph 3 prior to the resolution of the dispute, then the “Recalculation Date” means the most recent Valuation Date under Paragraph 3.

“Resolution Time” has the meaning specified in Paragraph 13.

“Return Amount” has the meaning specified in Paragraph 3(b).

“Secured Party” means either party, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

“Specified Condition” means, with respect to a party, any event specified as such for that party in Paragraph 13.

“Substitute Credit Support” has the meaning specified in Paragraph 4(d)(i).

“Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

“Threshold” means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

“Transfer” means, with respect to any Eligible Credit Support, Posted Credit Support or Interest Amount, and in accordance with the instructions of the Secured Party, Pledgor or Custodian, as applicable:

(i)	in the case of Cash, payment or delivery by wire transfer into one or more bank accounts specified by the recipient;

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(ii)	in the case of certificated securities that cannot be paid or delivered by book-entry, payment or delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, assignments in blank, transfer tax stamps and any other documents necessary to constitute a legally valid transfer to the recipient;

(iii)	in the case of securities that can be paid or delivered in book-entry, the giving of written instruments to the relevant depository institution or other entity specified by the recipient, together with a written copy thereof to the recipient, sufficient if complied with to result in a legally effective transfer of the relevant interest to the recipient; and

(iv)	in the case of Other Eligible Support or Other Posted Support, as specified in Paragraph 13.

“Valuation Agent” has the meaning specified in Paragraph 13.

“Valuation Date” means each date specified in or otherwise determined pursuant to Paragraph 13.

“Valuation Percentage” means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

“Valuation Time” has the meaning specified in Paragraph 13.

“Value” means for any Valuation Date or other date for which Value is calculated, and subject to Paragraph 5 in the case of a dispute, with respect to:

(i)	Eligible Collateral or Posted Collateral that is:

(A)	Cash, the amount thereof; and

(B)	a security, the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any;

(ii)	Posted Collateral that consists of items that are not specified as Eligible Collateral, zero; and

(iii)	Other Eligible Support and Other Posted Support, as specified in Paragraph 13.

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PARAGRAPH 13

to the

ISDA CREDIT SUPPORT ANNEX

Dated as of

            , 2009

between

PPL EnergyPlus, LLC (“Party A”) and

[            ], (“Party B

Paragraph 13. Elections and Variables

(a)	Security Interest for “Obligations”. The term “Obligations” as used in this Annex includes the following additional obligations:

With respect to Party A: None

With respect to Party B: None

(b)	Credit Support Obligations.

(i)	Delivery Amount, Return Amount and Credit Support Amount.

(A)	“Delivery Amount” has the meaning specified in Paragraph 3(a).

(B)	“Return Amount” has the meaning specified in Paragraph 3(b).

(C)	“Credit Support Amount” (i) in the case of Party A means the Bilateral Collateral Entitlement (without giving effect to the proviso in the definition thereof) and for calculation purposes using the Adjusted Individual Facility Utilization notified or deemed notified by the Collateral Agent by the Final Notification Time pursuant to Section 2.03(a) of the Common Agreement and (ii) in the case of Party B has the meaning specified in Paragraph 3.

(ii)	Eligible Collateral. The following items will qualify as “Eligible Collateral” for the party specified:

	Party A		Party B		Valuation Percentage

Cash	[ X	]	[ X	]	[100	%]

(iii)	Other Eligible Support. The following items will qualify as “Other Eligible Support” for the party specified:

		Party A		Party B		Valuation Percentage

(A)	Letters of Credit	[ X	]	[ X	]	[	* ]

*	100% of the Value of the Other Eligible Support unless either a default has occurred under the Letter of Credit or twenty (20) or fewer Local Business Days remain prior to the expiration of such Letter of Credit, in which case the Valuation Percentage shall be zero.

(iv)	Thresholds.

(A)	“Independent Amount” means with respect to Party A and to Party B, zero.

(B)	(1) “Threshold” means with respect to Party A, the Counterparty Threshold and the Facility Threshold; and, with respect to Party B, the lesser of (i) the amount specified below opposite the Credit Rating of [Party B][Party B’s Credit Support Provider] on the relevant Valuation Date and (ii) the amount to which the guaranty of [Party B’s Credit Support Provider] is limited, if applicable:

Moody’s	Standard & Poor’s	Threshold

A3 or higher	A- or higher	$
Baa1	BBB+	$
Baa2	BBB	$
Baa3	BBB-	$
Lower than Baa3 or unrated	Lower than BBB- or unrated	$

In case of a split rating by S&P and Moody’s, the lower Credit Rating shall control.

(2)(a) “Counterparty Threshold” means the lesser of (i) the amount specified below opposite the Credit Rating of PPL Energy Supply, LLC, with respect to Party A, on the relevant Valuation Date and (ii) the amount to which the guaranty of its PPL Energy Supply, LLC is limited

Moody’s	Standard & Poor’s	Threshold

A3 or higher	A- or higher	$
Baa1	BBB+	$
Baa2	BBB	$
Baa3	BBB-	$
Lower than Baa3 or unrated	Lower than BBB- or unrated	$

Provided, however, that the Threshold in the case of Party A and the Counterparty Threshold in the case of Party B shall be $0 for either party if an Event of Default or Termination Event with respect to such party or its Credit Support Provider has occurred that is still continuing. In case of a split rating by S&P and Moody’s, the lower Credit Rating shall control.

(b) “Facility Threshold” means [insert certain number]. The Company shall have the right, upon [ ] Business Days’ notice to the Collateral Agent and to Party B, to permanently reduce the Facility Threshold to zero pursuant to the terms of Section 7.04 of the Common Agreement.

(C)	“Minimum Transfer Amount” means with respect to Party A: $ 250,000

“Minimum Transfer Amount” means with respect to Party B: $ 250,000 provided however, that if an Event of Default with respect to a party has occurred and is continuing, the Minimum Transfer Amount with respect to such party shall be zero.

(D)	Rounding. The Delivery Amount and the Return Amount will be rounded up and down to the nearest integral multiple of USD $100,000.00, respectively.

(c)	Valuation and Timing.

(i)	Paragraph 4(c) is deleted in its entirety and replaced with the following:

(c)

Calculations. All calculations of Value for purposes of Paragraphs (3) and 6(d) will be made by the Valuation Agent as of the Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations with respect to Value not later than the Initial Notification Time on the Local Business Day following the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation). The calculation of Exposure shall be made as follows: each party shall calculate the Exposure for purposes of Paragraphs 3 and 6(d) as of the Valuation Time and shall promptly notify the other party by no later than the Initial Notification Time on the Local Business Day following the Valuation Date (or in the case of Paragraph 6(d) following the date of calculation) of its calculation of Exposure for all Transactions. If there is a difference between the calculations of the parties with respect to Exposure, the parties shall endeavor to agree on a mutually acceptable valuation of the Exposure for all Transactions; provided, that, in the event that the parties are unable to agree on the calculation of Exposure by the Second Notification Time on the Local Business Day following the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation), then for purposes of determining the Credit Support Amount, Delivery Amount and

Return Amount for that Valuation Date, Exposure shall be deemed to be equal to the Mid-Exposure; and Party A shall so notify the Collateral Agent and Party B by the Second Notification Time that the Exposure for all transactions shall be the Mid-Exposure; and provided, further, that in the event that the Exposure Differential divided by the Lower Exposure is equal to or greater than [10%], each party shall have the right to pursue the dispute resolution procedures set forth in Paragraph 5 herein with respect to the methodology underlying their valuations of Exposure.

(ii)	“Valuation Agent” means for purposes of paragraphs 3 and 5, the party making the demand under Paragraph 3, and for purposes of Paragraph 6(d), the Secured Party receiving or deemed to receive the Distributions or the Interest Amount, as applicable; provided, however, that in all cases, if an Event of Default has occurred and is continuing with respect to the party designated as the Valuation Agent, then, in such case, and for so long as the Event of Default continues, the other party will be the Valuation Agent.

(iii)	“Valuation Date” means any Local Business Day which, if treated as a Valuation Date, would result in a Delivery Amount or Return Amount.

(iv)	“Valuation Time” means the close of business on the Local Business Day before the Valuation Date or date of calculation; provided that the calculation of Value and Exposure will be made as of approximately the same time on the same date.

(v)	“Initial Notification Time” means 10:00 a.m., New York City time, on a Local Business Day.

(vi)	“Second Notification Time” means 11:00 a.m., New York City time, on a Local Business Day.

(vii)	“Final Notification Time” means 12:00 p.m., New York City time, on a Local Business Day.

(viii)	Each reference to the “Notification Time” in Paragraph 4(b) and elsewhere in this Annex shall be deemed to be a reference to the “Cut-off Time.”

(d)	Conditions Precedent and Secured Party’s Rights and Remedies. The following Termination Events(s) will be a “Specified Condition” for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party):

	Party A	Party B
Illegality	[ ]	[ ]
Tax Event	[ ]	[ ]
Tax Event Upon Merger	[ ]	[ ]
Credit Event Upon Merger	[ X ]	[ X ]
Additional Termination Event	[ X ]	[ X ]

(e)	Substitution.

(i)	“Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

(ii)	Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party’s consent for any substitution pursuant to Paragraph 4(d). Inapplicable

(f)	Dispute Resolution. (i) Paragraph 5 is deleted in its entirety and replaced with the following:

“Paragraph 5. Dispute Resolution”

If a party (a “Disputing Party”) disputes the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then (1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following the date of Transfer, (2) subject to Paragraph 4(a), the appropriate party will Transfer the amount required to be transferred using the Mid-Exposure calculation to the other party not later than the close of business on the Local Business Day following the date of Transfer, (3) the parties will consult with each other in an attempt to resolve the dispute and (4) if they fail to resolve the dispute by the Resolution Time, then the Value of any Transfer of Eligible Credit Support or Posted Credit Support will be calculated as follows: (A) with respect to any Cash posted as Posted Credit Support, the face amount of such Cash; and (B) with respect to any Letter of Credit posted as Posted Credit Support, as specified under Paragraph 13(j)(i) below.

In the event that the Exposure Differential divided by the Lower Exposure is equal to or greater than [10%], then either party shall have the to consult with each other with respect to the methodology underlying the other party’s valuation of Exposure provided pursuant to Paragraph 4(c) hereof. In the event that a Disputing Party wishes to consult with the other party with respect to the methodology underlying the other party’s calculation of Exposure, then (1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following the date of transfer, (2) the parties shall act as if the Mid-Exposure is the Exposure for that Valuation Date and will comply with any demands under Paragraph 3 made using such Mid-Exposure, (3) the parties will provide a written statement to each other showing, in reasonable detail, the basis for its Exposure valuation and (4) the parties will consult with each other in an attempt to agree by the Resolution Time on the appropriate methodology for valuing Exposure on a going forward basis; provided, that, in the event the parties agree to modify or change the methodology upon which calculations are based, there shall be no recalculation of the Exposure, Delivery Amount and Return Amount and corresponding adjustment of the Credit Support Amount (except in the event of operational and administrative errors) for the Exposure as of the preceding Valuation Date and the new methodology shall solely become the agreed upon basis for future valuations; and provided, further, that the parties may make adjustments to the level of Exposure and Credit Support Amount due to operational or administrative errors up until the Resolution Time.

Following a recalculation pursuant to this Paragraph (whether due to a recalculation of the Value of Eligible Credit Support or Posted Credit Support or operational or administrative errors in the valuation of Exposure pursuant to the preceding paragraph), the Valuation Agent will notify each party (or the other party, if the Valuation Agent is not a party) not later than the Final Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand, following that notice by the Valuation Agent or a resolution pursuant to this Paragraph and subject to Paragraphs 4(a) and 4(b), make the appropriate Transfer.

(ii) “Resolution Time” means 1:00 p.m., New York City time, on the third Local Business Day following the date on which the notice is given that gives rise to a dispute or consultation under paragraph 5.

(g)	Holding and Using Posted Collateral.

(i)	Eligibility to Hold Posted Collateral; Custodians. Party A and its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that Party A is not a Defaulting Party and with respect to acting as its own Custodian, it meets the ratings conditions set forth in sub-paragraph (g)(ii) below (it being understood that Party A need not be a Qualified Institution to act as its own Custodian). Posted Collateral may be held only in the following jurisdictions: any jurisdiction in the United States

Initially, Party A shall not be using a Custodian.

Party B and its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that Party B is not a Defaulting Party and with respect to acting as its own Custodian it meets the ratings conditions set forth in sub-paragraph (g)(ii) below. Posted Collateral may be held only in the following jurisdictions: any jurisdiction in the United States

Initially, the Custodian for Party B shall be [            ].

Third party Custodians for both Party A and Party B shall be Qualified Institutions.

(ii)	Use of Posted Collateral. The provisions of Paragraph 6(c) will apply to Party A and Party B; provided that in the case of Party A, PPL Energy Supply, LLC has long-term unsecured, unsubordinated debt ratings of at least “Baa3/BBB-” as determined by Moody’s and S&P, respectively, and in the case of Party B, either it or its Credit Support Provider has long term senior unsecured unsubordinated debt ratings of at least “Baa3/BBB-” as determined by Moody’s and S&P, respectively.

(h)	Distributions and Interest Amount.

(i)	Interest Rate. The ‘Interest Rate’ will be the per annum rate of interest equal to the overnight Federal Funds Rate as published by the Federal Reserve Bank. This rate is also set forth in H.15 weekly release (updated daily) opposite the caption “Federal Funds (Effective)” on the Federal Reserve Bank website.

(ii)	Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the first Local Business Day of the calendar month following the Interest Period and on any Local Business Day that Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b).

(iii)	Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply provided, however, that the Interest Amount will compound daily.

(i)	Additional Representation(s). None

(j)	Other Eligible Support and Other Posted Support.

(i)	“Value” with respect to Other Eligible Support and Other Posted Support means an amount equal to the product of the Valuation Percentage and any undrawn portion of any Letter of Credit maintained by the Pledgor (or its Credit Support Provider) for the benefit of the Secured Party.

(ii)	“Transfer” with respect to Other Eligible Support and Other Posted Support means: For purposes of Paragraph 3(a), delivery of the Letter of Credit by the Pledgor to the Secured Party at the address specified in this Annex or delivery of an executed amendment to such Letter of Credit (extending the term or increasing the amount available to the Secured Party thereunder) by the Pledgor to the Secured Party at the address specified in this Annex; and for purposes of Paragraph 3(b), return of the Letter of Credit by the Secured Party to the Pledgor, at the address specified in this Annex, or delivery of an executed amendment to the Letter of Credit in form and substance satisfactory to the Pledgor, reducing the amount available to the Secured Party thereunder by the Pledgor to the Secured Party at the address specified in this Annex. If a Transfer is to be effected by a reduction in the amount of an outstanding Letter of Credit previously issued for the benefit of the Secured Party, the Secured Party shall not unreasonably withhold its consent to a commensurate reduction in the amount of such Letter of Credit and shall take such action as is reasonably necessary to effectuate such reduction.

(iii)	Letter of Credit Provisions. Other Eligible Support provided in the form of a Letter of Credit shall be subject to the following provisions:

(A)	Unless otherwise agreed in writing by the parties, each Letter of Credit shall be provided in accordance with the provisions of this Annex, and each Letter of Credit shall be maintained for the benefit of the Secured Party. The Pledgor shall: (i) renew or cause the renewal of each outstanding Letter of Credit on a timely basis; and (ii) (a) if the bank that issued an outstanding Letter of Credit has indicated its intent not to renew such Letter of Credit (or provide a substitute Letter of Credit) at least twenty (20) Business Days prior to the expiration of the outstanding Letter of Credit or (b) if a bank issuing a Letter of Credit shall fail to honor the Secured Party’s properly documented request to draw on an outstanding Letter of Credit, then in either event the Pledgor shall provide for the benefit of the Secured Party: (x) a substitute Letter of Credit, that is issued by a Qualified Institution, other than the bank failing to honor the outstanding Letter of Credit; or (y) post Eligible Collateral, in each case within one Business Day after the Pledgor receives notice of such intention of non-renewal or failure to honor, provided that, as a result of the Pledgor’s failure to perform in accordance with (i) or (ii) above, the Delivery Amount applicable to the Pledgor equals or exceeds the Pledgor’s Minimum Transfer Amount.

(B)	As one method of providing Eligible Credit Support, the Pledgor may increase the amount of an outstanding Letter of Credit or establish one or more additional Letters of Credit.

(C) (1) A Letter of Credit shall provide that the Secured Party may draw upon the Letter of Credit in an amount (up to the face amount for which the Letter of Credit has been issued) that is equal to all amounts that are due and owing from the Pledgor, but have not been paid to the Secured Party within the time allowed for such payments under this Agreement (including any related notice or grace period or both). A Letter of Credit shall provide that a drawing be made on the Letter of Credit upon submission to the issuing bank of one or more certificates specifying the amounts due and owing to the Secured Party in accordance with the specific requirements of the Letter of Credit.

(2)	If the Pledgor shall fail to renew, substitute, or sufficiently increase the amount of an outstanding Letter of Credit (as the case may be), or establish one or more additional Letters of Credit, or otherwise provide sufficient Eligible Credit Support and if the Delivery Amount applicable to the Pledgor equals or exceeds the Pledgor’s Minimum Transfer Amount as a result of such failure, then the Secured Party may draw on the entire, undrawn portion of any outstanding Letter of Credit upon submission to the bank issuing such Letter of Credit of one or more certificates specifying the amounts due and owing to the Secured Party in accordance with the specific requirements of the Letter of Credit. The Pledgor shall remain liable for any amounts due and owing to the Secured Party and remaining unpaid after the application of the amounts so drawn by the Secured Party.

(D)	If a party’s Credit Support Provider shall furnish a Letter of Credit hereunder, the amount otherwise required under such Letter of Credit may at the option of such Credit Support Provider be reduced by the amount of any Letter of Credit established by such party (but only for such time as such party’s Letter of Credit shall be in effect). In the event a party shall be required to furnish a Letter of Credit hereunder, the amount otherwise required under such Letter of Credit may at the option of such party be reduced by the amount of any Letter of Credit established by such party’s Credit Support Provider (but only for such time as such Credit Support Provider’s Letter of Credit shall be in effect).

(E)	Upon the occurrence of a Letter of Credit Default, the Pledgor agrees to deliver a substitute Letter of Credit or other Eligible Credit Support to the Secured Party in an amount at least equal to that of the Letter of Credit to be replaced on or before the first Business Day after written demand by the Secured Party (or the third Business Day if only clause (i) under the definition of Letter of Credit Default applies).

(F)	Partial and multiple draws shall be permissible.

(iv)	Certain Rights and Remedies.

(A)	“Secured Party’s Rights and Remedies For purposes of Paragraph 8(a)(ii), the Secured Party may draw on any outstanding Letter of Credit in an amount equal to any amounts payable by the Pledgor with respect to any Obligations.

(C)	“Pledgor’s Rights and Remedies” For purposes of Paragraph 8(b)(ii) and (iii) (i) the Secured Party will be obligated immediately to Transfer any Letter of Credit to the Pledgor and (ii) the Pledgor may do any one or more of the following: to the extent that the Letter of Credit is not Transferred to the Pledgor as required pursuant to clause (i) above, setoff any amounts payable by the Pledgor with respect to any Obligations against any such Letter of Credit held by the Secured Party and to the extent its rights to setoff are not exercised, withhold payment of any remaining amounts payable by the Pledgor with respect to any Obligations, up to the Value of any remaining Posted Collateral and the Value of any Letter of Credit held by the Secured Party, until any such Posted Collateral and such Letter of Credit is Transferred to the Pledgor.

(k)	Demands and Notices.

All demands, specifications and notices under this Annex will be made as set out below:

With respect to Party A:

PPL Services Corporation

Two North Ninth Street

Allentown, PA 18101-1179

Attention: Credit Risk Manager (GENPL7))

Facsimile No: (610) 774-7413

With respect to Party B:

With respect to the Collateral Agent:

(l)	Addresses for Transfers. Same as (k) above.

(m)	Other Provisions / Additional Definitions

(i) Paragraph 12 is amended by (1) adding or amending as applicable the following in the beginning of such paragraph prior to “As used in this Annex:—”

“Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Secured Energy Marketing and Trading Facility Common Agreement, dated as of             , 2010, by and among the Credit Parties, the Secured Counterparty and the Collateral Agent (each as defined therein) (the “Common Agreement”. and by deleting the following defined term and definition: “Notification Time” has the meaning specified in Paragraph 13.”

(ii) “Conditions Precedent”. The term “Potential Event of Default” is deleted from Paragraph 4(a)(i).

(iii) “Cut-off Time” means 1:00 p.m., New York City time, on a Local Business Day.

(iv) “Exposure Differential” shall mean in the event that the parties calculate different exposures pursuant to Paragraph 4(c), the difference between the Higher Exposure and the Lower Exposure.

(v) “Events of Default” Paragraph 7 is hereby amended by deleting Eligible Collateral in the first line of (i) and substituting Eligible Credit Support therefore.

(vi) “Credit Rating” shall mean, with respect to any entity, the rating then assigned to such entity’s unsecured, senior long-term debt obligations (not supported by third party credit enhancements) or if such entity does not have a rating for its senior unsecured long-term debt obligations, then the “Credit Rating” will be the entity’s issuer credit rating assigned by S&P, Moody’s, or any other rating agency agreed by the parties, notched down one (1) rating grade, e.g., if an entity’s issuer credit rating is BBB-/Baa3, its Credit Rating will be BB+/Ba1.

(vii) “Higher Exposure” shall mean the higher of the two valuations of Exposure provided by the parties pursuant to Paragraph 4(c).

(viii) “Letter of Credit” shall mean an irrevocable, standby letter of credit, issued by a Qualified Institution in the form and set forth in Schedule I hereto, with such changes to the terms in that form as the issuing bank may require and as maybe acceptable to the Secured Counterparty in its sole discretion.

(ix) “Letter of Credit Default” shall mean with respect to an outstanding Letter of Credit, the occurrence of any of the following events (i) the issuer of such Letter of Credit shall fail to be a Qualified Institution, (ii) the issuer of the Letter of Credit shall fail to comply with or perform its obligations under such Letter of Credit if such failure shall be continuing after the lapse of any applicable grace period; (iii) the issuer of such Letter of Credit shall disaffirm disclaim, repudiate or reject, in whole or in part, or challenge the validity of, such Letter of Credit, (iv) such Letter of Credit shall expire or terminate, or shall fail or cease to be in full force and effect at any time during the term of any outstanding Transaction; (v) any event analogous to an event specified in Section 5(a)(vii) of the Agreement shall occur with respect to the issuer of such Letter of Credit; or (vi) the issuer of the Letter of Credit shall fail to cause the renewal or replacement of such Letter of Credit to the Secured Party at the address specified in the Agreement at least twenty (20) days prior to the expiration of such Letter of Credit; provided, however, that no Letter of Credit Default shall occur in any event with respect to a Letter of Credit after the time such Letter of Credit is required to be cancelled or returned to the Pledgor in accordance with the terms of this Annex.

(x) “Lower Exposure” shall mean the lower of the two valuations of Exposure provided by the parties pursuant to Paragraph 4(c).

(xi) “Mid-Exposure” means, with respect to any Valuation Date, the average of the final valuation of Exposure provided by Party A with respect to such Valuation Date and the valuation of Secured Counterparty Exposure provided by Party B with respect to such Valuation Date.

(xii) “Moody’s” shall mean Moody’s Investor Services, Inc., or its successor.

(xiii) “Qualified Institution” shall mean a major U.S. commercial bank or foreign bank with a U.S. branch office having an asset base of at least $10 billion, with such bank having a Credit Rating of at least “A-” by S&P or “A3” by Moody’s.

(xiv) “S&P” shall mean the Standard & Poor’s Rating Services (a division of The McGraw-Hill Companies, Inc.) or its successor.

(n)	Custodians. A party shall be eligible to designate an agent to serve as Custodian as long as such an agent is a Qualified Institution.

(o)	Actions Hereunder. Either party may take any actions hereunder, including liquidation rights, through its Custodian or other agent.

(p)	Power of Attorney. If the Pledgor fails (a) to execute and deliver to the Secured Party such financing statements, assignments, or other documents or (b) to do such other things relating to the Posted Collateral as the Secured Party may reasonably request in order to protect and maintain its security interest in the Posted Collateral and to protect, preserve, and realize upon the Posted Collateral, then the Secured Party is hereby authorized by the Pledgor (but not required) to complete and execute such financing statements, assignments, and other documents as the Secured Party deems appropriate for such purposes. The Pledgor hereby appoints the Secured Party, during the term of this Agreement, as the Pledgor’s agent and attorney-in-fact to complete and execute such financing statements, assignments and other documents and to perform all other acts which the Secured Party may deem appropriate to protect and maintain its security interest in the Posted Collateral and to protect, preserve, and realize upon the Posted Collateral. The power-of-attorney granted herein to the Secured Party is coupled with an interest and is irrevocable during the term of this Agreement.

IN WITNESS WHEREOF, the parties have executed this document as of the date specified on the first page hereof.

PPL EnergyPlus, LLC, as Party A

By:	By:

Name:	Name:

Title:	Title:

[ ], as Party B

By:	By:

Name:	Name:

Title:	Title:

Signature page of the Credit Support Annex to the

ISDA Master Agreement dated

Exhibit C

FORM OF GUARANTY

GUARANTY (this “Guaranty”), dated as of November [—], 2010, made by PPL MONTOUR, LLC, a Delaware limited liability company and PPL BRUNNER ISLAND, LLC, a Delaware limited liability company (each, a “Guarantor” and collectively, the “Guarantors”), in favor of WILMINGTON TRUST FSB, as Collateral Agent (the “Beneficiary”), for the benefit of the Beneficiary and the Secured Counterparties (as defined in the Common Agreement referred to below).

RECITALS

WHEREAS, the Guarantors are party to the Secured Energy Marketing and Trading Facility Common Agreement dated as of November [—], 2010 (the “Common Agreement”), among the PPL EnergyPlus, LLC, a Pennsylvania limited liability company (the “Company”), PPL Energy Supply, LLC, a Delaware limited liability company (the “Parent”), Guarantors, the Beneficiary and the Secured Counterparties from time to time party thereto;

WHEREAS, the Company and one or more Secured Counterparties may enter into Energy Transactions (as defined in the Common Agreement) pursuant to the Common Agreement and Secured Counterparty ISDA Agreements (as defined in the Common Agreement) between the Company and such Secured Counterparties;

WHEREAS, the Company purchases the power produced by the respective generating stations owned by the Guarantors pursuant to power sales agreements with each of the Guarantors and then manages the marketing of such power;

WHEREAS, the management of the marketing and sale of the power produced by the Guarantors’ respective generating stations provides a significant benefit to the Guarantors;

WHEREAS, the Company will enter into Energy Transactions to further enhance its ability to market such power;

WHEREAS, this Guaranty is an inducement for Secured Counterparties to enter into Energy Transactions with the Company pursuant to the Common Agreement and the Secured Counterparty ISDA Agreements; and

WHEREAS, in order to secure its obligations hereunder, each Guarantor will grant a mortgage lien and security interest on certain of its property pursuant to its Mortgage (as such term is defined in the Common Agreement);

NOW, THEREFORE, intending to be legally bound hereby, each Guarantor covenants and agrees as follows:

1. Definitions. As used herein, the term “Transaction Agreements” means the collective reference to the Secured Counterparty ISDA Agreements between the Company and Secured Counterparties and the Common Agreement. All other capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Common Agreement.

2. Guaranty. The Guarantors hereby jointly and severally, absolutely and unconditionally, guarantee to the Beneficiary in its individual capacity and for the benefit of the Secured Counterparties the prompt payment when due of all obligations (fixed or contingent) that are now or may hereafter become due and payable from the Company to (i) the Beneficiary pursuant to the Facility Documents, including amounts owing under Section 5.01(g) of the Common Agreement, and (ii) any Secured Counterparty in connection with the Energy Transactions (including, without limitation, interest thereon and late charges as provided in the applicable Secured Counterparty ISDA Agreements or other documents or instruments evidencing or pertaining to transactions thereunder), in each case after the demand on and failure pay by the Company (collectively, the “Guaranteed Liabilities”). The Guarantors hereby jointly and severally agree to pay all costs and reasonable legal fees and expenses reasonably incurred by the Beneficiary in enforcing the obligations under this Guaranty; provided that neither Guarantor shall be liable for any costs, legal fees or expenses incurred by the Beneficiary if no payment under this Guaranty is due). Notwithstanding anything to the contrary contained herein, in no event shall the aggregate of the Guaranteed Liabilities paid under this Guaranty exceed USD $800,000,000, plus the costs, legal fees and expenses reasonably incurred by the Beneficiary in enforcing the Guarantors’ obligations under this Guaranty.

3. Term. This Guaranty shall be a continuing guaranty of payment and not of collection, subject to termination as set forth herein. This Guaranty may be terminated by either Guarantor with respect to itself at any time and for any reason upon fourteen (14) days prior written notice to the Beneficiary and the Secured Counterparties; provided that any such termination of this Guaranty shall not affect such Guarantor’s obligation for (i) Guaranteed Liabilities arising out of any Energy Transaction entered into prior to the effective date of such termination or (ii) Guaranteed Liabilities payable to the Beneficiary prior to the effective date of such termination or (iii) Guarantor’s obligations under Section 2 hereof to pay costs, fees and expenses reasonably incurred by the Beneficiary in enforcing the Guarantor’s obligations under this Guaranty; and provided further, that the termination by one Guarantor shall not affect the guaranty by the other Guarantor.

4. Release. Concurrently with the release of the Collateral Agent’s Lien on the Mortgaged Property of either Guarantor in accordance with the Common Agreement and the applicable Mortgage, without any further action by such Guarantor or the Beneficiary such Guarantor shall immediately and without further action or notice be released in full from its obligations hereunder both in respect of Guaranteed Liabilities arising out of any Energy Transaction entered into prior to such release and any Energy Transaction entered into in the future, and this Guaranty shall be terminated with respect to any such Guarantor so released. The release of only one Guarantor shall not affect the obligations of the other Guarantor.

5. Waivers of Notice; Certain Defenses; Reinstatement. Each Guarantor waives all defenses that it may have under applicable law as a guarantor or surety and waives notice of acceptance, presentment, demand, dishonor, protest, any sale of collateral security and all other notices whatsoever, except for those expressly required hereunder. Each Guarantor otherwise reserves to itself any defenses and rights to setoff that the Company is entitled to that arise out of the Transaction Agreements, except for any defenses that are waived hereunder or under the Transaction Agreements or that are based upon the insolvency, bankruptcy, or reorganization of the Company, the power or authority to enter into and perform under the Transaction

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Agreements, the unenforceability or illegality with respect to the Transaction Agreements, or the failure of the Company to have authorized, or to have obtained any approval necessary to enter into or perform under, the Transaction Agreements. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Liabilities or other amount paid hereunder are rescinded or must otherwise be returned by the Beneficiary or any Secured Counterparty upon the insolvency, bankruptcy, or reorganization of the Company, either Guarantor or any other guarantor or otherwise, all as though such payment had not been made. Neither the Beneficiary nor any Secured Counterparty shall be obligated to file any claim relating to the Guaranteed Liabilities or other amounts owing hereunder owing to it in the event the Company becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Beneficiary or any Secured Counterparty to so file shall not affect the Guarantors’ obligations hereunder. Each Guarantor waives demand, promptness, diligence and all notices that may be required by law or to perfect the Beneficiary’s rights hereunder except notice to such Guarantor of a default by primary obligor under the Transaction Agreements, provided, however, that any delay in the delivery of notice shall in no way invalidate the enforceability of this Guarantee. No failure, delay or single or partial exercise by the Beneficiary of its rights or remedies hereunder shall operate as a waiver of such rights or remedies. All rights and remedies hereunder or allowed by law shall be cumulative and exercisable from time to time.

6. Effect of Modifications. Each Guarantor acknowledges that its liability under this Guaranty shall be joint and several and absolute and unconditional and agrees that the Beneficiary or any Secured Counterparty may at any time and from time to time, without notice to or further consent of such Guarantor, extend the time of payment of, exchange or surrender any collateral for, or renew any of the Guaranteed Liabilities, and may also make any agreement with the Company for the extension, renewal, payment, compromise, discharge or release of the Guaranteed Liabilities, in whole or in part, or for any modification of the terms thereof or of the Transaction Agreements, the Fee Letter or any agreement between the Beneficiary or any Secured Counterparty and the Company or any such other party or person, without in any way affecting this Guaranty. Except as expressly set forth in Section 4 hereof, the Guarantors’ obligations hereunder with respect to any Guaranteed Liabilities or other amounts owing hereunder shall not be affected by the existence, validity, enforceability, perfection, release or impairment of value of any collateral or any other guaranty for such Guaranteed Liabilities or other amounts owing hereunder.

7. Independent Obligations; Subrogation. The Guarantors’ obligations under this Guaranty are independent of all obligations of the Company to the Beneficiary or the Secured Counterparties. The Beneficiary shall not be required to proceed first against the Company or any other person, firm or corporation before proceeding against either or both Guarantors under this Guaranty. Neither Guarantor shall be subrogated to any of the rights of the Beneficiary or any Secured Counterparty as the result of any payment by or enforcement of any of the Guaranteed Liabilities nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any other Credit Party in respect of payments made by such Guarantor hereunder until all Guaranteed Liabilities and other amounts owing hereunder have been paid in full with no right of rescission or right of return, after which the Guarantors shall be so subrogated and entitled to seek contribution and reimbursement. After payment in full of all Guaranteed Liabilities and other amounts owing hereunder, the Beneficiary and Secured Counterparties shall execute such instruments as Guarantors may reasonably request to evidence such subrogation.

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8. No Fraudulent Transfer. Anything contained in this Guaranty to the contrary notwithstanding, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount (not in excess of the amount specified in Section 2 hereof) that would not render such Guarantor’s obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provision of applicable state law.

9. Notices. All notices (including demands for payment hereunder) and other communications under this Guaranty must be in writing and will be deemed to have been duly given when (i) delivered by hand (with written confirmation of receipt), (ii) sent by facsimile (with written confirmation of receipt), provided that a copy is also mailed to such party, or (iii) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested) or by mailing, certified mail (return receipt requested), in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as either party may designate by notice to the other party):

If to Beneficiary:

Wilmington Trust FSB

1100 North Market Street

Wilmington, Delaware 19890-0001

Attn: Corporate Trust Administration

Facsimile: 302-636-4140

If to PPL Montour, LLC:

Two North Ninth Street

Allentown, Pennsylvania 18101

Attn: Credit Department

Facsimile: 610-774-7413

Along with a copy for convenience to:

PPL Services Corp.

Two North Ninth Street

Allentown, Pennsylvania 18101

Attn: Office of General Counsel

Facsimile: 610-774-6727

If to PPL Brunner Island, LLC:

Two North Ninth Street

Allentown, Pennsylvania 18101

Attn: Credit Department

Facsimile: 610-774-7413

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Along with a copy for convenience to:

PPL Services Corp.

Two North Ninth Street

Allentown, Pennsylvania 18101

Attn: Office of General Counsel

Facsimile: 610-774-6727

Notice given by personal delivery or mail shall be effective upon actual receipt, or, if receipt is refused or rejected, upon attempted delivery. Notice given by facsimile shall be effective upon actual receipt if received during recipient’s normal business hours, or at the beginning of the recipient’s next business day after receipt if not received during the recipient’s normal business hours.

10. Miscellaneous. This Guaranty and each of its provisions may be waived, modified or varied, in whole or in part, only pursuant to a duly authorized written instrument signed by an authorized officer of the Beneficiary (after obtaining any consent of the Secured Counterparties required by Section 9.03 of the Common Agreement) and each of the Guarantors. No delay of the Beneficiary in the exercise of, or failure to exercise any rights hereunder shall operate as a waiver of such rights, a waiver of any other rights, or a release of either Guarantor of any obligations hereunder. No waiver by the Beneficiary of performance by either Guarantor under any of the provisions of this Guaranty shall be construed as a waiver of performance by the other Guarantor or of any subsequent performance by either Guarantor under the same or any other provisions of this Guaranty.

11. Successors; Assignment. This Guaranty shall be binding upon the successors and permitted assigns of the Guarantors and inure to the benefit of the Beneficiary and its successors and assigns for its benefit and the benefit of the Secured Counterparties. Neither Guarantor shall assign this Guaranty or delegate any of its duties hereunder without the express written consent of the Beneficiary, which consent shall not be unreasonably withheld or delayed. The Beneficiary may, upon notice to the Guarantors, assign its rights hereunder to a successor Collateral Agent under the Common Agreement without the consent of the Guarantors or any Secured Counterparties.

12. GOVERNING LAW. THIS GUARANTY WILL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

13. Submission to Jurisdiction; Waivers. Each Guarantor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York State and any New York State court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Guaranty. Each Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such court and any claim that any such proceeding brought in any such court has been brought in an inconvenient forum.

14. WAIVER OF JURY TRIAL. EACH OF THE GUARANTORS AND THE BENEFICIARY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY

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APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

15. Entire Agreement. This writing constitutes the complete and exclusive statement of the terms of this Guaranty and supersedes all prior oral or written representations, understandings, and agreements between the Beneficiary and either Guarantor with respect to the subject matter hereof.

16. Counterparts. This Guaranty may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. A facsimile or Portable Document Format (PDF) electronic copy of a signature shall have the same force and effect as an original signature.

17. Unenforceable Provisions. Any provision contained in this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Signature page follows]

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IN WITNESS WHEREOF, each Guarantor has duly executed this Guaranty as of the first date written above.

PPL MONTOUR, LLC

By:

Name:
Title:

PPL BRUNNER ISLAND, LLC

By:

Name:
Title:

WILMINGTON TRUST FSB, as Collateral Agent

By:
Name:
Title:

[Signature page to the Genco Guaranty]

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Exhibit D

FORM OF PARENT GUARANTY

GUARANTY (this “Guaranty”), dated as of             , 2010, made by PPL Energy Supply, LLC, a Delaware limited liability company (the “Guarantor”), in favor of [                    ], a [                    ] (the “Beneficiary”).

RECITALS

WHEREAS, the Guarantor and PPL EnergyPlus, LLC, a Pennsylvania limited liability company (the “Company”) are parties to the Secured Energy Marketing and Trading Facility Common Agreement dated as of November 1, 2010 (the “Common Agreement”), among the Company, the Guarantor, PPL Brunner Island, LLC, a Delaware limited liability company, PPL Montour, LLC, a Delaware limited liability company, Wilmington Trust FSB as Collateral Agent, and the Secured Counterparties from time to time party thereto;

WHEREAS, the Beneficiary is a Secured Counterparty (as defined in the Common Agreement);

WHEREAS, the Company and the Beneficiary may enter into Energy Transactions (as defined in the Common Agreement) pursuant to the Common Agreement and Secured Counterparty ISDA Agreements (as defined in the Common Agreement) between the Company and the Beneficiary; and

WHEREAS, this Guaranty is an inducement for Beneficiary to enter into Energy Transactions with the Company pursuant to the Common Agreement and the Secured Counterparty ISDA Agreements;

NOW, THEREFORE, intending to be legally bound hereby, Guarantor covenants and agrees as follows:

1. Definitions. As used herein, the term “Transaction Agreements” means the collective reference to the Secured Counterparty ISDA Agreements between the Company and the Beneficiary and the Common Agreement. All other capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Common Agreement.

2. Guaranty. Guarantor hereby absolutely and unconditionally guarantees to Beneficiary the prompt payment when due of all obligations (fixed or contingent) that are now or may hereafter become due and payable from Company to Beneficiary in connection with the Energy Transactions (including, without limitation, interest thereon and late charges as provided in the Secured Counterparty ISDA Agreements or other documents or instruments evidencing or pertaining to transactions thereunder, and agrees to pay all collection costs and reasonable legal fees and expenses reasonably incurred by the Beneficiary in enforcing the obligations under this Guaranty; provided that Guarantor shall not be liable for any costs, legal fees or expenses incurred by the Beneficiary if no payment under this Guaranty is due) (collectively, the

“Guaranteed Liabilities”). Notwithstanding anything to the contrary contained herein, in no event shall the aggregate of the Guaranteed Liabilities paid under this Guaranty exceed USD $[—]00,000,000.00 (it being understood that the foregoing amount represents the sum of the Beneficiary’s Facility Threshold (as defined in the Common Agreement) of $[—],000,000 and its unsecured Counterparty Threshold (as defined in the Common Agreement) of $        ), plus the collection costs, legal fees and expenses incurred by the Beneficiary in enforcing the Guarantor’s obligations under this Guaranty.

3. Term. This Guaranty shall be a continuing guaranty of payment and not of collection, subject to termination as set forth herein. This Guaranty may be terminated by the Guarantor at any time and for any reason upon fourteen (14) days prior written notice to the Beneficiary; provided that any such termination of this Guaranty shall not affect the Guarantor’s obligation for Guaranteed Liabilities arising out of any Energy Transaction entered into prior to the effective date of such termination.

4. Waivers of Notice; Certain Defenses; Reinstatement. The Guarantor waives all defenses that it may have under applicable law as a guarantor or surety and waives notice of acceptance, presentment, demand, dishonor, protest, any sale of collateral security and all other notices whatsoever, except for those expressly required hereunder. The Guarantor otherwise reserves to itself any defenses and rights to setoff that Company is entitled to that arise out of the Transaction Agreements, except for any defenses that are waived hereunder or under the Transaction Agreements or that are based upon the insolvency, bankruptcy, or reorganization of the Company, the power or authority to enter into and perform under the Transaction Agreements, the unenforceability or illegality with respect to the Transaction Agreements, or the failure of the Company to have authorized, or to have obtained any approval necessary to enter into or perform under, the Transaction Agreements. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Liabilities are rescinded or must otherwise be returned by the Beneficiary upon the insolvency, bankruptcy, or reorganization of the Company or any other guarantor or otherwise, all as though such payment had not been made. The Beneficiary shall not be obligated to file any claim relating to the Guaranteed Liabilities owing to it in the event the Company becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Beneficiary to so file shall not affect the Guarantor’s obligations hereunder. The Guarantor waives demands, promptness, diligence and all notices that may be required by law or to perfect the Beneficiary’s rights hereunder except notice to the Guarantor of a default by primary obligor under the Transaction Agreements, provided, however, that any delay in the delivery of notice shall in no way invalidate the enforceability of this Guarantee. No failure, delay or single or partial exercise by the Beneficiary of its rights or remedies hereunder shall operate as a waiver of such rights or remedies. All rights and remedies hereunder or allowed by law shall be cumulative and exercisable from time to time.

5. Effect of Modifications. The Guarantor acknowledges that its liability under this Guaranty shall be absolute and unconditional and agrees that the Beneficiary may at any time and from time to time, without notice to or further consent of the Guarantor, extend the time of payment of, exchange or surrender any collateral for, or renew any of the Guaranteed Liabilities, and may also make any agreement with the Company for the extension, renewal, payment, compromise, discharge or release of the Guaranteed Liabilities, in whole or in part, or for any

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modification of the terms thereof or of the Transaction Agreements or any agreement between Beneficiary and Company or any such other party or person, without in any way affecting this Guaranty. The Guarantor’s obligations hereunder with respect to any Guaranteed Liabilities shall not be affected by the existence, validity, enforceability, perfection, release or impairment of value of any collateral for such Guaranteed Liabilities.

6. Independent Obligations; Subrogation. The Guarantor’s obligations under this Guaranty are independent of all obligations of the Company to the Beneficiary. The Beneficiary shall not be required to proceed first against the Company or any other person, firm or corporation before proceeding against Guarantor under this Guaranty. Guarantor shall not be subrogated to any of the rights of the Beneficiary as the result of any payment by or enforcement of any of the Guaranteed Liabilities nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from any other Credit Party in respect of payments made by the Guarantor hereunder until all Guaranteed Liabilities have been paid in full with no right of rescission or right of return, after which the Guarantor shall be so subrogated and entitled to seek contribution and reimbursement. The Beneficiary shall execute such instruments as Guarantor shall reasonably request to evidence such subrogation, including without limitation, assignments of the Beneficiary’s rights under the Transaction Agreements.

7. Notices. All notices (including demands for payment hereunder) and other communications under this Guaranty must be in writing and will be deemed to have been duly given when (i) delivered by hand (with written confirmation of receipt), (ii) sent by facsimile (with written confirmation of receipt), provided that a copy is also mailed to such party, or (iii) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested) or by mailing, certified mail (return receipt requested), in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as either party may designate by notice to the other party):

If to Beneficiary:

If to the Guarantor:	PPL Energy Supply, LLC
Two North Ninth Street (GENTW14)
Allentown, PA 18101-1179
Attention: Treasurer
Facsimile: 610-774-5235

with a copy to:	PPL Services Corp.
Two North Ninth Street
Allentown, Pennsylvania 18101
Attn: Office of General Counsel
Facsimile: 610-774-6726

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Notice given by personal delivery or mail shall be effective upon actual receipt, or, if receipt is refused or rejected, upon attempted delivery. Notice given by facsimile shall be effective upon actual receipt if received during recipient’s normal business hours, or at the beginning of the recipient’s next business day after receipt if not received during the recipient’s normal business hours.

8. Miscellaneous. This Guaranty and each of its provisions may be waived, modified or varied, in whole or in part, only pursuant to a duly authorized written instrument signed by an authorized officer of both the Beneficiary and the Guarantor. No delay of the Beneficiary in the exercise of, or failure to exercise any rights hereunder shall operate as a waiver of such rights, a waiver of any other rights, or a release of the Guarantor of any obligations hereunder. No waiver by the Beneficiary of performance by the Guarantor under any of the provisions of this Guaranty shall be construed as a waiver of any subsequent performance by the Guarantor under the same or any other provisions of this Guaranty.

9. Successors; Assignment. This Guaranty shall be binding upon the successors and permitted assigns of Guarantor and inure to the benefit of the Beneficiary and its successors and assigns. The Guarantor shall not assign this Guaranty or delegate any of its duties hereunder without the express written consent of Beneficiary, which consent shall not be unreasonably withheld or delayed.

10. GOVERNING LAW. THIS GUARANTY WILL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

11. Submission to Jurisdiction; Waivers. The Guarantor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York State and any New York State court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Guaranty. The Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such court and any claim that any such proceeding brought in any such court has been brought in an inconvenient forum.

12. WAIVER OF JURY TRIAL. EACH OF THE GUARANTOR AND THE BENEFICIARY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

13. Entire Agreement. This writing constitutes the complete and exclusive statement of the terms of this Guaranty and supersedes all prior oral or written representations, understandings, and agreements between the Beneficiary and the Guarantor with respect to the subject matter hereof.

14. Counterparts. This Guaranty may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. A facsimile or Portable Document Format (PDF) electronic copy of a signature shall have the same force and effect as an original signature.

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15. Unenforceable Provisions. Any provision contained in this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Signature page follows]

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IN WITNESS WHEREOF, the Guarantor has duly executed this Guaranty as of the first date written above.

PPL Energy Supply, LLC

By:
Name:
Title:

[COUNTERPARTY]

By:
Name:
Title:

[Signature page to the Parent Guaranty]

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Exhibit E

Prepared by and after recording please return to:

PPL Services Corporation

Two North Ninth Street (GENTW4)

Allentown, PA 18101

Attention: Ronald J. Reybitz, Esq.

Tax Parcel Identification Nos.: 26-000-NI-0176, 26-000-NI-0176A and 26-000-OI-0065

OPEN-END MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING

FROM

PPL Brunner Island, LLC

(“Mortgagor”)

Address of Mortgagor:	PPL Brunner Island, LLC
Two North Ninth Street
Allentown, Pennsylvania 18101
Attn: Credit Department

TO

WILMINGTON TRUST FSB

as Collateral Agent

(“Mortgagee”)

Address of Mortgagee:	Wilmington Trust FSB
1100 North Market Street
Wilmington, Delaware 19890-0001
Attention: Jim Hanley

Date: October 26, 2010

THIS MORTGAGE IS AN OPEN-END MORTGAGE AND SECURES FUTURE ADVANCES

(All notices to be given to Mortgagee pursuant to 42 Pa. C.S.A. § 8143 shall be given as set forth in Section 3.05 of this Mortgage.)

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OPEN-END MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING

(MAXIMUM PRINCIPAL OBLIGATIONS NOT TO EXCEED $800,000,000.00)

THIS OPEN-END MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of October 26, 2010, is made by PPL Brunner Island, LLC, a Delaware limited liability company (“Mortgagor”), whose address is PPL Brunner Island, LLC, c/o PPL Energy Supply, LLC, Two North Ninth Street (GENTW14), Allentown, Pennsylvania 18101-1179, Attention: Treasurer, in favor of WILMINGTON TRUST FSB, as Collateral Agent (together with its successors in such capacity, “Mortgagee”), whose address is Wilmington Trust FSB, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Jim Hanley.

RECITALS

Mortgagor is the owner of a fee simple estate in the parcel(s) of real property located in York County, Pennsylvania, described in Schedule A attached hereto (the “Land”). Mortgagor, PPL EnergyPlus, a Pennsylvania limited liability company (the “Company”), PPL Energy Supply, LLC, a Delaware limited liability company, PPL Montour, LLC, a Delaware limited liability company (“PPL Montour”), Mortgagee, as Collateral Agent, and certain Secured Counterparties (as such term is defined in the Common Agreement) from time to time parties thereto, have entered into a Secured Energy Marketing and Trading Facility Common Agreement dated as of November     , 2010 (the “Common Agreement”) in order to establish a secured energy marketing and trading facility (the “Facility”) with one or more Secured Counterparties.

Under the Facility, the Company and the Secured Counterparties from time to time will enter into transactions involving the purchase and sale of electrical energy, generating capacity, fuel and other energy related commodities and other Energy Transactions (as such term is defined in the Common Agreement) pursuant to the Secured Counterparty ISDA Agreements (as such term is defined in the Common Agreement).

As an inducement to the Secured Counterparties to enter into the Facility, Mortgagor has agreed to (i) guarantee, jointly and severally with others, payment of the Guaranteed Obligations (hereinafter defined) for the benefit of the Mortgagee and the Secured Counterparties, and has further agreed to secure its obligations under such guaranty, and (ii) directly secure the Directly Secured Obligations, without duplication of amounts due under (i) and (ii), by the execution and delivery of this Mortgage, the execution and delivery of which has been duly authorized by Mortgagor, provided, however, that at no time shall the outstanding amount secured hereby exceed the Maximum Obligation Amount (as defined herein).

CERTAIN DEFINITIONS AND RULES OF CONSTRUCTION

Mortgagor and Mortgagee agree that, unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Common Agreement.

“Chattels” means all tangible personal property of every kind and description, other than the Excepted Property (hereinafter defined), which are now or at any time hereafter attached to, installed or erected on or placed or situated in or upon, forming a part of, appurtenant to, used in the construction or operation of or in connection with, or arising from the use or operation of or in connection with, or arising from the use or enjoyment of all or any portion of, the Premises, including, without limitation: (i) all equipment and fixtures (in each case, as defined in the Uniform Commercial Code); (ii) all pumping plants, pipes, flumes and ditches and all water stock relating to the Premises; and (iii) all substitutions and replacements of, and accessions and additions to, any of the foregoing.

“Common Agreement” is defined in the Recitals hereto.

“Directly Secured Obligations” means all payment obligations that are now or may hereafter become due and payable from the Company (i) to any Secured Counterparty in connection with the Energy Transactions pursuant to such Secured Counterparty’s ISDA Agreement and (ii) to Mortgagee pursuant to the Facility Documents.

“Event of Default” has the meaning given such term in the Common Agreement.

“Guaranty” means that certain Guaranty dated the date hereof executed jointly and severally by Mortgagor and PPL Montour and delivered to Mortgagee, as Collateral Agent, pursuant to the Common Agreement.

“Guaranteed Obligations” means the payment obligations of Mortgagor under the Guaranty.

“Improvements” means all structures or buildings, and replacements thereof, now or hereafter located upon the Land, all plant equipment, all apparatus, machinery and fixtures of every kind and nature whatsoever forming part of said structures, buildings, or wells, including, without limitation, all fixtures now or hereafter affixed to the Premises, including all improvements of every kind and description now or hereafter erected or placed thereon and any and all power and transmission lines, substations, machinery, motors, elevators, boilers, equipment (including, without limitation, all equipment for the generation or distribution of air, water, heat, electricity, light, fuel or refrigeration or for ventilating or air conditioning purposes or for sanitary or drainage purposes or for the removal of dust, refuse or garbage), partitions, appliances, furniture, furnishings, building service equipment, telephones and telephone equipment, building materials, supplies, and other property of every kind and description now or hereafter placed, attached, affixed or installed in such buildings, structures or improvements and all replacements, repairs, additions, accessions or substitutions thereto or therefor; all of such fixtures whether now or hereafter placed thereon being hereby declared to be real property and a part of the “Improvements”.

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“Maximum Obligation Amount” means $800,000,000 plus certain permitted expenses and interest as more particularly enumerated in Section 3.15 hereof.

“Premises” means the Land, including all of the easements, rights, privileges and appurtenances thereunto belonging or in anywise appertaining, and all of the estate, right, title, interest, claim or demand whatsoever of Mortgagor therein and in the streets and ways adjacent thereto, now or hereafter acquired, and as used herein shall, unless the context otherwise requires, be deemed to include the Improvements.

“Premises Documents” means all reciprocal easement agreements, declarations of covenants, conditions or restrictions, and any similar such agreements or declarations, now or hereafter affecting the Premises or any part thereof.

“Protective Advance Rate” means 2% over the rate per annum that would then be applicable to Base Rate Loans under the Parent’s Revolving Credit Agreement dated as of October 19, 2010, or any successor credit agreement.

“Secured Counterparties” is defined in the Recitals hereto.

“without duplication” means that the underlying amounts recoverable as Guaranteed Obligations and Directly Secured Obligations may only be recovered once as one or the other of Guaranteed Obligations and Directly Secured Obligations and such recovery shall be in lieu of recovery under the other category.

“Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the Commonwealth of Pennsylvania.

Except as expressly indicated otherwise, this Mortgage shall be interpreted in accordance with the rules of construction set forth in Section 1.02 of the Common Agreement.

GRANTING CLAUSE

NOW, THEREFORE, Mortgagor, in consideration of the premises and in order to secure, without duplication, the payment, performance, and observance of the Guaranteed Obligations and the Directly Secured Obligations, and intending to be legally bound, hereby gives, grants, bargains, sells, warrants, aliens, remises, releases, conveys, assigns, transfers, mortgages, hypothecates, deposits, pledges, sets over and confirms unto Mortgagee, and grants to Mortgagee a security interest in, all its estate, right, title and interest in, to and under any and all of the following described property (hereinafter, the “Mortgaged Property”) whether now owned or held or hereafter acquired, subject, however, to any Permitted Liens:

(i) the Premises;

(ii) the Improvements;

(iii) the Chattels;

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(iv) the Premises Documents;

(v) all engineering, drainage, soil and other studies and tests; water, sewer, gas, electrical and telephone taps and connections; surveys, drawings, plans and specifications; and subdivision, zoning and platting materials; in each case to the extent the foregoing relate to the Premises and/or the Improvements, and to the degree such documents still exist and are in the possession of Mortgagor; and

(vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards.

Expressly excepting and excluding, however, from the lien and operation of this Mortgage, the following property of Mortgagor, whether now owned or hereafter acquired (collectively, the “Excepted Property”):

(i) all revenues, income and earnings, all accounts, accounts receivable, rights to payment, payment intangibles and unbilled revenues; and all rents, tolls, issues, products and profits; and all claims, credits, demands and judgments, except to the extent any of the foregoing represent proceeds of the conversion of Mortgaged Property (whether by sale or other disposition, casualty or condemnation, and in any case not resulting from the ownership and operation of the Mortgaged Property by the Mortgagor in the ordinary course) into cash or liquidation claims, as described in clause (vi) above following an Event of Default;

(ii) all governmental and other licenses, permits, franchises, consents and allowances; and all patents, patent licenses and other patent rights; patent applications, trade names, trademarks, copyrights and other intellectual property; and all claims, credits, choses in action, commercial tort claims and other intangible property and general intangibles including, but not limited to, computer software;

(iii) all automobiles, buses, trucks, truck cranes, tractors, trailers and similar vehicles and movable equipment; all rolling stock, rail cars and other railroad equipment; all vessels, boats, barges, and other marine equipment; all airplanes, helicopters, aircraft engines and other flight equipment; all parts, accessories and supplies used in connection with any of the foregoing; and all personal property of such character that the perfection of a security interest therein or other lien thereon is not governed by the Uniform Commercial Code as in effect in the jurisdiction in which such property is located or with respect to which such Uniform Commercial Code refers to another statute for perfection;

(iv) all fuel, whether or not any such fuel is in a form consumable in the operation of the Mortgaged Property, including separate components of any fuel in the forms in which such components exist at any time before, during or

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after the period of the use thereof as fuel, all hand and other portable tools and equipment; all materials, supplies, inventory and other items of personal property which are consumable (otherwise than by ordinary wear and tear) in their use in the operation of the Mortgaged Property; all furniture and furnishings; and computers and data processing, data storage, data transmission, telecommunications and other facilities, equipment and apparatus, which, in any case, are used primarily for administrative or clerical purposes or are otherwise not necessary for the operation or maintenance of any of the Mortgaged Property;

(v) all coal, ore, gas, oil and other minerals and all timber, and all rights and interests in any of the foregoing, whether or not such minerals or timber shall have been mined or extracted or otherwise separated from the land;

(vi) all electric energy and capacity, gas (natural or artificial), steam, water and other products generated, produced, manufactured, purchased or otherwise acquired by Mortgagor, and all contracts, operating or other agreements, and rights in respect of the sale, production, generation, manufacturing or purchase of the foregoing;

(vii) all real property, leaseholds, gas rights, wells, gathering, tap or other pipe lines, or facilities, equipment or apparatus, in any case used or to be used primarily for the production or gathering of natural gas; and

(viii) all property which is the subject of a lease agreement designating Mortgagor as lessee and all right, title and interest of Mortgagor in and to such property and in, to and under such lease agreement, whether or not such lease agreement is intended as security;

TO HAVE AND TO HOLD unto Mortgagee, its successors and assigns forever,

PROVIDED, ALWAYS, that upon the earlier of (a) termination of the Facility pursuant to Section 2.05(d) of the Common Agreement and (b) reduction of the Facility Limit to zero pursuant to Section 7.04(b) of the Common Agreement, then, and in either case, the Mortgaged Property hereby conveyed and all rights and interests therein and thereto shall revert to Mortgagor and the estate, right, title and interest of Mortgagee therein shall thereupon cease, determine and become void, and in either case, subject to the requirements set forth in Section 7.04(b) of the Common Agreement, Mortgagee shall execute and deliver to Mortgagor, at Mortgagor’s cost, an appropriate release and discharge of this Mortgage in form to be recorded.

ARTICLE I

COVENANTS OF MORTGAGOR

Mortgagor covenants and agrees as follows:

Section 1.01. Title. Mortgagor has full power and lawful authority to mortgage the Mortgaged Property in the manner and form herein done or intended hereafter to be

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done. Mortgagor will preserve its title to the Mortgaged Property, subject, however, to Permitted Liens and to the provisions of Sections 5.03(f), 5.03(j), and 7.04 of the Common Agreement, and will forever warrant and defend the same to Mortgagee and will forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and parties whomsoever.

Section 1.02. Further Assurances. Mortgagor will, at its sole cost and expense, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Mortgagee may (at the request of the Required Secured Counterparties) from time to time reasonably require, for the better assuring, conveying, assigning, transferring and confirming unto Mortgagee the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms hereof, or for filing, registering or recording this Mortgage and, on demand, will execute and deliver, and hereby authorizes Mortgagee (at the request of the Required Secured Counterparties) to execute, if required, and file in Mortgagor’s name, to the extent it may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence or perfect more effectively Mortgagee’s security interest in and the lien hereof upon the Chattels and other personal property encumbered hereby.

Section 1.03. Filing and Recording of Documents. (a) Mortgagor forthwith upon the execution and delivery hereof, and thereafter from time to time, will cause this Mortgage and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the interest of Mortgagee in, the Mortgaged Property.

(b) Filing and Recording Fees and Other Charges. Mortgagor will pay all filing, registration or recording fees, and all expenses incident to the execution and acknowledgment hereof, any mortgage supplemental hereto, and any instrument of further assurance, and any expenses (including reasonable attorneys’ fees and disbursements) incurred by Mortgagee in connection with the Facility Documents, and will pay all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with this Mortgage, any mortgage supplemental hereto, or any instrument of further assurance.

Section 1.04. After-Acquired Property. All right, title and interest of Mortgagor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Property, hereafter acquired by, or released to, Mortgagor or constructed, assembled or placed by Mortgagor on the Premises, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, conveyance, assignment or other act by Mortgagor, shall become subject to the lien hereof as fully and completely, and with the same effect, as though now owned by

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Mortgagor and specifically described in the Granting Clause hereof, but at any and all times Mortgagor will execute and deliver to Mortgagee any and all such further assurances, mortgages, conveyances or assignments thereof as Mortgagee may reasonably require for the purpose of expressly and specifically subjecting the same to the lien hereof.

Section 1.05. Protective Advances by Mortgagee. Subject to the provisions of Section 3.15 hereof, if Mortgagor shall fail to perform any of the covenants contained herein, Mortgagee may (at the request of the Required Secured Counterparties) make advances to perform the same on its behalf and all sums so advanced shall be a lien upon the Mortgaged Property and shall be secured hereby; provided that notwithstanding anything in this Agreement to the contrary, the Mortgagee shall have no obligation whatsoever to make any such advance, and any such advance by the Mortgagee shall be made at the Mortgagee’s sole discretion. Mortgagor will repay on demand all sums so advanced on its behalf together with interest thereon at the Protective Advance Rate. The provisions of this Section shall not prevent any default in the observance of any covenant contained herein from constituting an Event of Default.

ARTICLE II

EVENTS OF DEFAULT AND REMEDIES

Section 2.01. Events of Default and Certain Remedies. If an Event of Default shall have occurred and be continuing beyond any applicable grace, notice, or cure periods, then and in every such case, to the extent permitted and pursuant to the procedures provided by applicable law:

(a) Mortgagee may (at the request of the Required Secured Counterparties) exercise any or all of its remedies under the Facility Documents; and

(b) Mortgagee, without entry, personally or by its agents or attorneys, insofar as applicable, may (at the request of the Required Secured Counterparties):

(i) institute proceedings for the complete or partial foreclosure hereof; or

(ii) take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in any of the Facility Documents, including, without limitation, this Mortgage, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Mortgagee shall elect.

(c) Any judgment for foreclosure of this Mortgage shall bear interest at the Protective Advance Rate.

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Section 2.02. Other Matters Concerning Sales.

(a) Mortgagee may adjourn from time to time any sale by it to be made hereunder or by virtue hereof by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

(b) Upon the completion of any sale or sales made by Mortgagee under or by virtue of this Article II, Mortgagee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument or instruments conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Mortgagor, if requested by Mortgagee, shall ratify and confirm any such sale or sales by executing and delivering to Mortgagee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of Mortgagee, for the purpose, and as may be designated in such request. Any such sale or sales made under or by virtue of this Article II, whether made under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mortgagor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Mortgagor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Mortgagor.

(c) In the event of any sale or sales made under or by virtue of this Article II (whether made under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), all sums required to be paid by Mortgagor pursuant hereto or to the Guaranty immediately thereupon shall, anything in any of said documents to the contrary notwithstanding, become due and payable.

(d) The purchase money, proceeds or avails of any sale or sales made under or by virtue of this Article II, together with any other sums which then may be held by Mortgagee hereunder, whether under the provisions of this Article II or otherwise, shall be applied in accordance with the terms and provisions of Section 7.05 of the Common Agreement.

(e) Upon any sale or sales made under or by virtue of this Article II, whether made under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Mortgagee may (at the request of the Required Secured Counterparties), subject to Section 7.02(b) of the Common Agreement, bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the obligations secured hereby the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which Mortgagee is authorized to deduct hereunder.

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Section 2.03. Payment of Amounts Due.

(a) In case an Event of Default shall have happened and be continuing, then, Mortgagor will be liable to Mortgagee for the whole amount of the Guaranteed Obligations and the Directly Secured Obligations, without duplication (up to the Maximum Obligation Amount) which then shall have become due and payable (minus that portion of the Guaranteed Obligations and the Directly Secured Obligations paid by PPL Montour or recovered under its Mortgage), and the sums required to be paid by Mortgagor pursuant to any provision hereof or of the Guaranty, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to Mortgagee’s agents and counsel and any expenses incurred by Mortgagee hereunder (minus such sums and further amounts paid by PPL Montour or recovered under its Mortgage). In the event Mortgagor shall fail forthwith to pay all such amounts as required, Mortgagee shall be entitled and empowered to institute such action or proceedings at law or in equity as may be advised by its counsel for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against Mortgagor and collect, out of the property of Mortgagor wherever situated, as well as out of the Mortgaged Property, in any manner provided by law, moneys adjudged or decreed to be payable.

(b) Mortgagee shall be entitled to recover judgment as aforesaid either before, after or during the pendency of any proceedings for the enforcement of the provisions hereof; and the right of Mortgagee to recover such judgment shall not be affected by any entry or sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the provisions hereof, or the foreclosure of the lien hereof; and in the event of a sale of the Mortgaged Property, and of the application of the proceeds of sale, as herein provided, to the payment of the Guaranteed Obligations and the Directly Secured Obligations hereby secured, Mortgagee shall be entitled to enforce payment of, and to receive all amounts then remaining due and unpaid upon, the Guaranteed Obligations and the Directly Secured Obligations, without duplication (minus that portion of the Guaranteed Obligations paid by PPL Montour or recovered under its Mortgage), and to enforce payment of all other charges, payments and costs due hereunder or under the Guaranty (minus that portion of such other charges, payments and costs that have been paid by PPL Montour or recovered under its Mortgage), and shall be entitled to recover judgment for any portion of the Guaranteed Obligations and the Directly Secured Obligations (up to the Maximum Obligation Amount) remaining unpaid. In case of proceedings against Mortgagor in insolvency or bankruptcy or any proceedings for its reorganization or involving the liquidation of its assets, then Mortgagee shall be entitled to prove the whole amount of the Guaranteed Obligations and the Directly Secured Obligations, without duplication, to the full amount thereof, and all other payments, charges and costs due hereunder, without deducting therefrom any proceeds obtained from the sale of the whole or any part of the Mortgaged Property, provided, however, that in no case shall Mortgagee receive a greater amount than the outstanding Guaranteed Obligations and Directly Secured Obligations, without duplication (minus that portion of the Guaranteed Obligations and Directly Secured Obligations paid by PPL Montour or recovered under its Mortgage) from the aggregate

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amount of the proceeds of the sale of the Mortgaged Property and the distribution from the estate of Mortgagor and provided, further, that in no event shall Mortgagor be liable for more than the Maximum Obligation Amount.

(c) No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Mortgagor shall affect in any manner or to any extent, the lien hereof upon the Mortgaged Property or any part thereof, or any liens, rights, powers or remedies of Mortgagee hereunder, but such liens, rights, powers and remedies of Mortgagee shall continue unimpaired as before.

(d) Any moneys thus collected by Mortgagee under this Section 2.03 shall be applied by Mortgagee in accordance with the provisions of clause (d) of Section 2.02.

Section 2.04. Actions; Receivers. After the happening of any Event of Default and immediately upon the commencement of any action, suit or other legal proceedings by Mortgagee to obtain judgment for the Guaranteed Obligations or Directly Secured Obligations and other sums required to be paid by Mortgagor pursuant to any provision hereof or of the Guaranty, or of any other nature in aid of the enforcement of the Guaranteed Obligations or of the Guaranty or of any Facility Document, to the fullest extent permitted and pursuant to procedures provided by applicable law and subject to obtaining any consent or approval required to be obtained in connection therewith from any Governmental Authority, Mortgagor will if required by Mortgagee, consent to the appointment of a receiver or receivers of all or part of the Mortgaged Property. After the happening of any Event of Default and during its continuance, or upon the commencement of any proceedings to foreclose this Mortgage or to enforce the specific performance hereof or in aid thereof or upon the commencement of any other judicial proceeding to enforce any right of Mortgagee, Mortgagee shall be entitled, as a matter of right, to the fullest extent permitted and pursuant to procedures provided by applicable law (and subject to obtaining any consent or approval required to be obtained from any Governmental Authority), if Mortgagee shall so elect, without the giving of notice to any other party and without regard to the adequacy or inadequacy of any security for the Guaranteed Obligations and Directly Secured Obligations secured hereby, forthwith either before or after declaring the Guaranteed Obligations or Directly Secured Obligations to be due and payable, to the appointment of such a receiver or receivers. No such appointment of any receiver, liquidator or trustee of Mortgagor, or of any of its property, including the Mortgaged Property or any part thereof, shall deprive Mortgagee of any rights hereunder.

Section 2.05. Remedies Cumulative. No remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity or by statute. No delay or omission of Mortgagee to exercise any right or power accruing upon any Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Event of Default or any acquiescence therein; and every power and remedy

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given hereby to Mortgagee may be exercised from time to time as often as may be deemed expedient by Mortgagee. Nothing herein or in any other Facility Document shall affect the obligation of Mortgagor to pay the Guaranteed Obligations or the Directly Secured Obligations in the manner and at the time and place respectively expressed in the Guaranty or the other Facility Documents.

Section 2.06. Moratorium Laws; Right of Redemption. To the fullest extent permitted by applicable law, Mortgagor will not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any stay or extension or moratorium law, any exemption from execution or sale of the Mortgaged Property or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance hereof, nor claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Mortgaged Property, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to any decree, judgment or order of any court of competent jurisdiction; nor, after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof and Mortgagor hereby expressly waives all benefit or advantage of any such law or laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Mortgagee, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. Mortgagor, for itself and all who may claim under it, waives, to the extent that it lawfully may, all right to have the Mortgaged Property marshaled upon any foreclosure hereof.

ARTICLE III

MISCELLANEOUS

Section 3.01. Security Agreement; Fixture Filing. (a) This Mortgage constitutes a security agreement under the Uniform Commercial Code with respect that portion of the Mortgaged Property which is personal property subject to the Uniform Commercial Code. Mortgagee agrees that it will proceed with respect to any personal property covered by this Mortgage in accordance with its rights with respect to the real property pursuant to Section 9-604(a)(2) of the Uniform Commercial Code, and that the provisions of Part 6 of Article 9 of the Uniform Commercial Code other than Section 9-604 shall not apply.

(b) Certain portions of the Mortgaged Property are or will become “fixtures” (as that term is defined in the Uniform Commercial Code) on the Land, and this Mortgage, upon being filed for record in the real estate records of the county wherein such fixtures are situated, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of the Uniform Commercial Code upon such portions of the Mortgaged Property that are or become fixtures. The real property to which the fixtures relate is described in Schedule A hereto. The record owner of the real property described in Schedule A hereto is Mortgagor. The name, type of organization and jurisdiction of organization of the debtor for purposes of this financing

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statement are the name, type of organization and jurisdiction of organization of Mortgagor set forth in the first paragraph of this Mortgage, and the name of the secured party for purposes of this financing statement is the name of Mortgagee set forth in the first paragraph of this Mortgage. The mailing address of Mortgagor/debtor is the address of Mortgagor set forth in the first paragraph of this Mortgage. The mailing address of Mortgagee/secured party from which information concerning the security interest hereunder may be obtained is the address of Mortgagee set forth in the first paragraph of this Mortgage. Mortgagor’s organizational identification number is Delaware 3132238. Mortgagee agrees that it will proceed with respect to any personal property covered by this Mortgage in accordance with its rights with respect to the real property pursuant to Section 9-604(b)(2) of the Uniform Commercial Code, and that the provisions of Part 6 of Article 9 of the Uniform Commercial Code other than Section 9-604 shall not apply. Mortgagee waives its rights under Section 9-604(c) of the Uniform Commercial code.

(c) Notwithstanding anything to the contrary set forth herein, the Excepted Property shall be excluded from such security interest.

Section 3.02. Application of Certain Payments. Subject to Section 7.05 of the Common Agreement, in the event that all or any part of the Mortgaged Property is encumbered by one or more mortgages held by Mortgagee, Mortgagor hereby irrevocably authorizes and directs Mortgagee to apply any payment received by Mortgagee in respect of any of the Guaranteed Obligations and Directly Secured Obligations secured hereby or by any other such mortgage to the payment of such of said obligations as Mortgagee shall elect in its sole and absolute discretion, and Mortgagee shall have the right to apply any such payment in reduction of the Guaranteed Obligations and Directly Secured Obligations in such order and amounts as Mortgagee shall elect in its sole and absolute discretion without regard to the priority of the mortgage securing the obligations so repaid or to contrary directions from Mortgagor or any other party.

Section 3.03. Severability. In the event any one or more of the provisions contained herein or in any other Facility Document shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

Section 3.04. Modifications and Waivers in Writing. No provision hereof may be changed, waived, discharged or terminated orally or by any other means except an instrument in writing signed by the Mortgagor and Mortgagee. To the maximum extent permitted by law, any agreement hereafter made by Mortgagor and Mortgagee relating hereto shall be superior to the rights of the holder of any intervening or subordinate lien or encumbrance.

Section 3.05. Notices. (a) All notices, demands, consents, approvals and statements required or permitted hereunder shall be in writing and shall given in accordance with the terms and provisions of the Guaranty.

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(b) All notices given to Mortgagee by any person or entity (other than by Mortgagor) pursuant to Pa. C.S.A. § 8143(b), (c) or (d) shall be in writing and shall be delivered personally or sent by United States registered or certified mail, return receipt requested, to Mortgagee at Wilmington Trust FSB, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Jim Hanley.

(c) Without limiting, in any manner, any of Mortgagee’s other rights and remedies under this Mortgage, the Common Agreement, or the Guaranty, if (i) Mortgagor shall at any time deliver or cause to be delivered to Mortgagee a notice pursuant to 42 Pa. C.S.A. §8143 electing to limit the obligations secured by this Mortgage or (ii) Mortgagee shall receive or be served with any notice pursuant to 42 Pa. C.S.A. §8143(b) or (d), then, in any such case, Mortgagee’s rights under Section 1.05 to make advances or extend credit under this Mortgage shall thereupon immediately cease and be of no further force or effect, anything contained in this Mortgage or the Guaranty to the contrary notwithstanding.

Section 3.06. Successors and Assigns. All of the grants, covenants, terms, provisions and conditions herein shall run with the land and shall apply to, bind and inure to the benefit of, the respective successors and assigns of Mortgagor and Mortgagee.

Section 3.07. Limitation on Interest. Anything herein or in any other Facility Document to the contrary notwithstanding, the obligations of Mortgagor hereunder and under the Guaranty shall be subject to the limitation that payments of interest shall not be required to the extent that receipt of any such payment by Mortgagee and/or any Secured Counterparty would be contrary to provisions of law applicable to Mortgagee and/or such Secured Counterparty limiting the maximum rate of interest that may be charged or collected by Mortgagee and/or such Secured Counterparty.

Section 3.08. Substitute Mortgages. Mortgagor and Mortgagee (at the request of the Required Secured Counterparties) shall, upon their mutual agreement to do so, execute such documents as may be necessary in order to effectuate the modification hereof, including the execution of substitute mortgages, so as to create two (2) or more liens on the Mortgaged Property in such amounts as may be mutually agreed upon but in no event to exceed, in the aggregate, the Maximum Obligation Amount; in such event, Mortgagor covenants and agrees to pay the reasonable fees and expenses of Mortgagee and its counsel in connection with any such modification.

Section 3.09. No Merger of Interests. Unless expressly provided otherwise, in the event that ownership hereof and title to the fee and/or leasehold estates in the Premises encumbered hereby shall become vested in the same person or entity, this Mortgage shall not merge in said title but shall continue to be and remain a valid and subsisting lien on said estates in the Premises for the amount secured hereby.

Section 3.10. CERTAIN WAIVERS. MORTGAGOR HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW IN CONNECTION WITH ANY FORECLOSURE OR SIMILAR ACTION OR PROCEDURE BROUGHT BY MORTGAGEE OR ANY SECURED

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COUNTERPARTY ASSERTING AN EVENT OF DEFAULT HEREUNDER, ANY AND EVERY RIGHT IT MAY HAVE TO (I) INJUNCTIVE RELIEF, (II) A TRIAL BY JURY, AND (III) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. NOTHING IN THIS SECTION SHALL PREVENT OR PROHIBIT MORTGAGOR FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION AGAINST MORTGAGEE OR ANY SECURED COUNTERPARTY WITH RESPECT TO ANY ASSERTED CLAIM.

Section 3.11. Satisfaction or Assignment of Mortgage; Release. (a) Upon the earlier of (a) termination of the Facility pursuant to Section 2.05(d) of the Common Agreement, and (b) reduction of the Facility Limit to zero pursuant to Section 7.04(b) of the Common Agreement, Mortgagee shall, subject to the requirements of Section 7.04(b) of the Common Agreement, deliver a satisfaction or release of this Mortgage or, at Mortgagor’s option to be exercised in writing, an assignment hereof, in either case in proper form for recording. Mortgagor covenants and agrees to pay Mortgagee’s reasonable fees and expenses (including reasonable attorneys’ fees and expenses) in connection with any such satisfaction, release or assignment.

(b) If any of the Mortgaged Property shall be sold, transferred or otherwise disposed of by Mortgagor in a transaction permitted by the Common Agreement, then Mortgagee, at the request and sole expense of Mortgagor, subject to Section 5.03(j) of the Common Agreement, shall execute and deliver to Mortgagor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Mortgaged Property. Mortgagor shall deliver to Mortgagee, at least five (5) Business Days prior to the date of the proposed release, a written request for release identifying the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by Mortgagor stating that such transaction is in compliance with, and permitted by, the Common Agreement and the other Facility Documents.

Section 3.12. Multiple Security. If (a) the Premises shall consist of one or more parcels, whether or not contiguous and whether or not located in the same county, or (b) in addition to this Mortgage, Mortgagee shall now or hereafter hold one or more additional mortgages, liens, deeds of trust or other security (directly or indirectly) for the Guaranteed Obligations or the Directly Secured Obligations upon other property in the State in which the Premises are located (whether or not such property is owned by Mortgagor or by others), or (c) both the circumstances described in clauses (a) and (b) shall be true, then to the fullest extent permitted by law, Mortgagee may, at its election, commence or consolidate in a single foreclosure action all foreclosure proceedings against all such collateral securing the Guaranteed Obligations or Directly Secured Obligations (including the Mortgaged Property), which action may be brought or consolidated in the courts of any county in which any of such collateral is located. Mortgagor acknowledges that the right to maintain a consolidated foreclosure action is a specific inducement to the Secured Counterparties to enter into the Facility guaranteed by the Guaranty, and Mortgagor expressly and irrevocably waives any objections to the commencement or consolidation of the foreclosure proceedings in a single action and any objections to the laying of venue or based on the grounds of forum non conveniens which

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it may now or hereafter have. Mortgagor further agrees that if Mortgagee shall be prosecuting one or more foreclosure or other proceedings against a portion of the Mortgaged Property or against any collateral other than the Mortgaged Property, which collateral directly or indirectly secures the Guaranteed Obligations or the Directly Secured Obligations, or if Mortgagee shall have obtained a judgment of foreclosure and sale or similar judgment against such collateral, then, whether or not such proceedings are being maintained or judgments were obtained in or outside the State in which the Premises are located, Mortgagee may commence or continue foreclosure proceedings and exercise its other remedies granted in this Mortgage against all or any part of the Mortgaged Property, and Mortgagor, to the fullest extent permitted by law, waives any objections to the commencement or continuation of a foreclosure of this Mortgage or exercise of any other remedies hereunder based on such other proceedings or judgments, and waives any right to seek to dismiss, stay, remove, transfer or consolidate either any action under this Mortgage or such other proceedings on such basis. Neither the commencement nor continuation of proceedings to foreclose this Mortgage nor the exercise of any other rights hereunder nor the recovery of any judgment by Mortgagee in any such proceedings shall prejudice, limit or preclude Mortgagee’s right to commence or continue one or more foreclosure or other proceedings or obtain a judgment against any other collateral (either in or outside the State in which the Premises are located) which directly or indirectly secures the Guaranty, and Mortgagor, to the fullest extent permitted by law, expressly waives any objections to the commencement of, continuation of, or entry of a judgment in such other proceedings or exercise of any remedies in such proceedings based upon any action of judgment connected to this Mortgage, and Mortgagor also waives any right to seek to dismiss, stay, remove, transfer or consolidate either such other proceedings or any action under this Mortgage on such basis. It is expressly understood and agreed that to the fullest extent permitted by law, Mortgagee may, at its election, cause the sale of all collateral which is the subject of a single foreclosure action at either a single sale or at multiple sales conducted simultaneously and take such other measures as are appropriate in order to effect the agreement of the parties to dispose of and administer all collateral securing the Guaranty (directly or indirectly) in the most economical and least time-consuming manner.

Section 3.13. Governing Law, etc. This Mortgage shall be governed by and construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania, except that Mortgagor expressly acknowledges that by their terms the Guaranty and certain other Facility Documents shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflict of law.

Section 3.14. Security and Priority of Advances. This Mortgage secures, and the obligations secured hereby include, (i) all advances made by Mortgagee with respect to any of the Mortgaged Property for the payment of taxes and similar such impositions, maintenance charges or costs incurred for the protection of any of the Mortgaged Property or the lien of this Mortgage, pursuant to Section 1.05, whether made before or after a judgment for foreclosure of this Mortgage shall have been entered, and (ii) all expenses incurred by Mortgagee by reason of an Event of Default. As provided in 42 Pa. C.S.A. § 8144, this Mortgage shall constitute a lien on the Mortgaged Property from the

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time this Mortgage is placed of record for, among other things, all such advances and expenses, plus interest thereon, regardless of the time when such advances are made or such expenses are incurred.

Section 3.15. Open-End Mortgage; Maximum Amount Secured. This Mortgage is an “open-end mortgage” as set forth in 42 Pa. Con. Stat. Ann. § 8143, and this Mortgage is given to secure the obligations of the Mortgagor under, or in respect of, the Guaranty to which Mortgagor is a party and the obligations of the Company referenced as Directly Secured Obligations, up to that amount which is equal to the amount of the aggregate maximum permitted principal obligations provided under the terms of the Guaranty and shall secure not only obligations with respect to presently existing obligations under the foregoing documents and agreements, but also any and all other obligations now owing or which may hereafter be owing by Mortgagor to the Mortgagee, however incurred, whether interest, discount or otherwise, and whether the same shall be deferred, accrued or capitalized, including future advances and re-advances, pursuant to the Guaranty, advances for the payment of taxes and assessments and municipal claims, maintenance charges, costs incurred for the protection of the property or the lien of this Mortgage, expenses incurred by Mortgagee by reason of default by Mortgagor under this Mortgage, or for any other permissible purpose, whether such advances are obligatory or are to be made at the option of Mortgagee, or otherwise, to the same extent as if such future advances were made on the date of the execution of this Mortgage. The lien of this Mortgage shall be valid as to all obligations secured hereby, including future advances, from the time of its filing for record in the recorder’s office of the county in which the property is located, and the lien of all present and future advances shall relate back to the date of this Mortgage. This Mortgage is intended to and shall be valid and have priority over all subsequent liens and encumbrances, including statutory liens, excepting solely taxes and assessments levied on the real estate, to the extent of the maximum amount secured hereby. The amount of principal obligations that may be secured by this Mortgage may increase or decrease from time to time. Notwithstanding anything in the foregoing or elsewhere in this Mortgage to the contrary, the maximum amount of outstanding principal obligations which shall be secured by this Mortgage shall not exceed $800,000,000.00, exclusive of accrued and unpaid interest and unpaid balances of advances and other extensions of credit secured by this Mortgage made for the payment of taxes, assessments, maintenance charges and costs incurred for the protection of the property within the meaning of 42 Pa. C.S.A. § 8143(f), and expenses incurred by the Mortgagee by reason of the default by the Mortgagor under the Guaranty and other costs and advances to the fullest extent permitted by the terms of 42 Pa. C.S.A. § 8144.

Section 3.16. Conflicts. In the event of any conflict between the provisions of this Mortgage and the provisions of the Common Agreement, the provisions of the Common Agreement shall prevail.

Section 3.17. No Fraudulent Transfer. Anything contained in this Mortgage to the contrary notwithstanding, the obligations of the Mortgagor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount (not in excess of the Maximum Obligation Amount) that would not render Mortgagor’s obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provision of applicable state law.

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Section 3.18. Mortgagee Exculpatory Provisions. The parties hereto hereby acknowledge and agree that the indemnity and exculpatory provisions of the Common Agreement (including without limitation Article VIII thereof) shall apply to the Mortgagee for any and all actions or inactions whatsoever of the Mortgagee under this Agreement.

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This Mortgage has been duly executed by Mortgagor, intending to be legally bound, on the date first above written.

MORTGAGOR:

PPL Brunner Island, LLC

Name:
Title:

STATE OF	)
	)	ss.:
COUNTY OF	)

On this, the     day of             , 2010, before me                    , the undersigned officer, personally appeared                     , who acknowledged himself to be the                     of                     a Delaware limited liability company, and that he as such                     , being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the general partner on behalf of the limited liability partnership by himself as                    .

In Witness Whereof, I hereunto set my hand and official seal.

Notary Public

My commission expires:

[Seal]

This instrument prepared by:

Ronald J. Reybitz, Esq.

PPL Services Corporation

Two North Ninth Street

Allentown, PA 18101

Phone: 610 / 774-2929

CERTIFICATE OF MORTGAGEE’S ADDRESS

The undersigned certifies that the address of Mortgagee is:

Wilmington Trust FSB

1100 North Market Street

Wilmington, Delaware 19890-0001

Authorized Agent of Mortgagee

SCHEDULE A

DESCRIPTION OF REAL PROPERTY

Exhibit F

Prepared by and after recording please return to:

PPL Services Corporation

Two North Ninth Street (GENTW4)

Allentown, PA 18101

Attention: Ronald J. Reybitz, Esq.

Tax Parcel Identification Nos.: 3-23-17 and 3-23-27

OPEN-END MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING

FROM

PPL Montour, LLC

(“Mortgagor”)

Address of Mortgagor:	PPL Montour, LLC
Two North Ninth Street
Allentown, Pennsylvania 18101
Attn: Credit Department

TO

WILMINGTON TRUST FSB

as Collateral Agent

(“Mortgagee”)

Address of Mortgagee:	Wilmington Trust FSB
1100 North Market Street
Wilmington, Delaware 19890-0001
Attention: Jim Hanley

Date: October 26, 2010

THIS MORTGAGE IS AN OPEN-END MORTGAGE AND SECURES FUTURE ADVANCES

(All notices to be given to Mortgagee pursuant to 42 Pa. C.S.A. § 8143 shall be given as set forth in Section 3.05 of this Mortgage.)

i

ii

OPEN-END MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING

(MAXIMUM PRINCIPAL OBLIGATIONS NOT TO EXCEED $800,000,000.00)

THIS OPEN-END MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of October 26, 2010, is made by PPL Montour, LLC, a Delaware limited liability company (“Mortgagor”), whose address is PPL Montour, LLC, c/o PPL Energy Supply, LLC, Two North Ninth Street (GENTW14), Allentown, Pennsylvania 18101-1179, Attention: Treasurer, in favor of WILMINGTON TRUST FSB, as Collateral Agent (together with its successors in such capacity, “Mortgagee”), whose address is Wilmington Trust FSB, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Jim Hanley.

RECITALS

Mortgagor is the owner of a fee simple estate in the parcel(s) of real property located in Montour County, Pennsylvania, described in Schedule A attached hereto (the “Land”). Mortgagor, PPL EnergyPlus, a Pennsylvania limited liability company (the “Company”), PPL Energy Supply, LLC, a Delaware limited liability company, PPL Brunner Island, LLC, a Delaware limited liability company (“PPL Brunner Island”), Mortgagee, as Collateral Agent, and certain Secured Counterparties (as such term is defined in the Common Agreement) from time to time parties thereto, have entered into a Secured Energy Marketing and Trading Facility Common Agreement dated as of November     , 2010 (the “Common Agreement”) in order to establish a secured energy marketing and trading facility (the “Facility”) with one or more Secured Counterparties.

Under the Facility, the Company and the Secured Counterparties from time to time will enter into transactions involving the purchase and sale of electrical energy, generating capacity, fuel and other energy related commodities and other Energy Transactions (as such term is defined in the Common Agreement) pursuant to the Secured Counterparty ISDA Agreements (as such term is defined in the Common Agreement).

As an inducement to the Secured Counterparties to enter into the Facility, Mortgagor has agreed to (i) guarantee, jointly and severally with others, payment of the Guaranteed Obligations (hereinafter defined) for the benefit of the Mortgagee and the Secured Counterparties, and has further agreed to secure its obligations under such guaranty, and (ii) directly secure the Directly Secured Obligations, without duplication of amounts due under (i) and (ii), by the execution and delivery of this Mortgage, the execution and delivery of which has been duly authorized by Mortgagor, provided, however, that at no time shall the outstanding amount secured hereby exceed the Maximum Obligation Amount (as defined herein).

CERTAIN DEFINITIONS AND RULES OF CONSTRUCTION

Mortgagor and Mortgagee agree that, unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Common Agreement.

“Chattels” means all tangible personal property of every kind and description, other than the Excepted Property (hereinafter defined), which are now or at any time hereafter attached to, installed or erected on or placed or situated in or upon, forming a part of, appurtenant to, used in the construction or operation of or in connection with, or arising from the use or operation of or in connection with, or arising from the use or enjoyment of all or any portion of, the Premises, including, without limitation: (i) all equipment and fixtures (in each case, as defined in the Uniform Commercial Code); (ii) all pumping plants, pipes, flumes and ditches and all water stock relating to the Premises; and (iii) all substitutions and replacements of, and accessions and additions to, any of the foregoing.

“Common Agreement” is defined in the Recitals hereto.

“Directly Secured Obligations” means all payment obligations that are now or may hereafter become due and payable from the Company (i) to any Secured Counterparty in connection with the Energy Transactions pursuant to such Secured Counterparty’s ISDA Agreement and (ii) to Mortgagee pursuant to the Facility Documents.

“Event of Default” has the meaning given such term in the Common Agreement.

“Guaranty” means that certain Guaranty dated the date hereof executed jointly and severally by Mortgagor and PPL Brunner Island and delivered to Mortgagee, as Collateral Agent, pursuant to the Common Agreement.

“Guaranteed Obligations” means the payment obligations of Mortgagor under the Guaranty.

“Improvements” means all structures or buildings, and replacements thereof, now or hereafter located upon the Land, all plant equipment, all apparatus, machinery and fixtures of every kind and nature whatsoever forming part of said structures, buildings, or wells, including, without limitation, all fixtures now or hereafter affixed to the Premises, including all improvements of every kind and description now or hereafter erected or placed thereon and any and all power and transmission lines, substations, machinery, motors, elevators, boilers, equipment (including, without limitation, all equipment for the generation or distribution of air, water, heat, electricity, light, fuel or refrigeration or for ventilating or air conditioning purposes or for sanitary or drainage purposes or for the removal of dust, refuse or garbage), partitions, appliances, furniture, furnishings, building service equipment, telephones and telephone equipment, building materials, supplies, and other property of every kind and description now or hereafter placed, attached, affixed or installed in such buildings, structures or improvements and all replacements, repairs, additions, accessions or substitutions thereto or therefor; all of such fixtures whether now or hereafter placed thereon being hereby declared to be real property and a part of the “Improvements”.

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“Maximum Obligation Amount” means $800,000,000 plus certain permitted expenses and interest as more particularly enumerated in Section 3.15 hereof.

“Premises” means the Land, including all of the easements, rights, privileges and appurtenances thereunto belonging or in anywise appertaining, and all of the estate, right, title, interest, claim or demand whatsoever of Mortgagor therein and in the streets and ways adjacent thereto, now or hereafter acquired, and as used herein shall, unless the context otherwise requires, be deemed to include the Improvements.

“Premises Documents” means all reciprocal easement agreements, declarations of covenants, conditions or restrictions, and any similar such agreements or declarations, now or hereafter affecting the Premises or any part thereof.

“Protective Advance Rate” means 2% over the rate per annum that would then be applicable to Base Rate Loans under the Parent’s Revolving Credit Agreement dated as of October 19, 2010, or any successor credit agreement.

“Secured Counterparties” is defined in the Recitals hereto.

“without duplication” means that the underlying amounts recoverable as Guaranteed Obligations and Directly Secured Obligations may only be recovered once as one or the other of Guaranteed Obligations and Directly Secured Obligations and such recovery shall be in lieu of recovery under the other category.

“Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the Commonwealth of Pennsylvania.

Except as expressly indicated otherwise, this Mortgage shall be interpreted in accordance with the rules of construction set forth in Section 1.02 of the Common Agreement.

GRANTING CLAUSE

NOW, THEREFORE, Mortgagor, in consideration of the premises and in order to secure, without duplication, the payment, performance, and observance of the Guaranteed Obligations and the Directly Secured Obligations, and intending to be legally bound, hereby gives, grants, bargains, sells, warrants, aliens, remises, releases, conveys, assigns, transfers, mortgages, hypothecates, deposits, pledges, sets over and confirms unto Mortgagee, and grants to Mortgagee a security interest in, all its estate, right, title and interest in, to and under any and all of the following described property (hereinafter, the “Mortgaged Property”) whether now owned or held or hereafter acquired, subject, however, to any Permitted Liens:

(i) the Premises;

(ii) the Improvements;

(iii) the Chattels;

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(iv) the Premises Documents;

(v) all engineering, drainage, soil and other studies and tests; water, sewer, gas, electrical and telephone taps and connections; surveys, drawings, plans and specifications; and subdivision, zoning and platting materials; in each case to the extent the foregoing relate to the Premises and/or the Improvements, and to the degree such documents still exist and are in the possession of Mortgagor; and

(vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards.

Expressly excepting and excluding, however, from the lien and operation of this Mortgage, the following property of Mortgagor, whether now owned or hereafter acquired (collectively, the “Excepted Property”):

(i) all revenues, income and earnings, all accounts, accounts receivable, rights to payment, payment intangibles and unbilled revenues; and all rents, tolls, issues, products and profits; and all claims, credits, demands and judgments, except to the extent any of the foregoing represent proceeds of the conversion of Mortgaged Property (whether by sale or other disposition, casualty or condemnation, and in any case not resulting from the ownership and operation of the Mortgaged Property by the Mortgagor in the ordinary course) into cash or liquidation claims, as described in clause (vi) above following an Event of Default;

(ii) all governmental and other licenses, permits, franchises, consents and allowances; and all patents, patent licenses and other patent rights; patent applications, trade names, trademarks, copyrights and other intellectual property; and all claims, credits, choses in action, commercial tort claims and other intangible property and general intangibles including, but not limited to, computer software;

(iii) all automobiles, buses, trucks, truck cranes, tractors, trailers and similar vehicles and movable equipment; all rolling stock, rail cars and other railroad equipment; all vessels, boats, barges, and other marine equipment; all airplanes, helicopters, aircraft engines and other flight equipment; all parts, accessories and supplies used in connection with any of the foregoing; and all personal property of such character that the perfection of a security interest therein or other lien thereon is not governed by the Uniform Commercial Code as in effect in the jurisdiction in which such property is located or with respect to which such Uniform Commercial Code refers to another statute for perfection;

(iv) all fuel, whether or not any such fuel is in a form consumable in the operation of the Mortgaged Property, including separate components of any fuel in the forms in which such components exist at any time before, during or

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after the period of the use thereof as fuel, all hand and other portable tools and equipment; all materials, supplies, inventory and other items of personal property which are consumable (otherwise than by ordinary wear and tear) in their use in the operation of the Mortgaged Property; all furniture and furnishings; and computers and data processing, data storage, data transmission, telecommunications and other facilities, equipment and apparatus, which, in any case, are used primarily for administrative or clerical purposes or are otherwise not necessary for the operation or maintenance of any of the Mortgaged Property;

(v) all coal, ore, gas, oil and other minerals and all timber, and all rights and interests in any of the foregoing, whether or not such minerals or timber shall have been mined or extracted or otherwise separated from the land;

(vi) all electric energy and capacity, gas (natural or artificial), steam, water and other products generated, produced, manufactured, purchased or otherwise acquired by Mortgagor, and all contracts, operating or other agreements, and rights in respect of the sale, production, generation, manufacturing or purchase of the foregoing;

(vii) all real property, leaseholds, gas rights, wells, gathering, tap or other pipe lines, or facilities, equipment or apparatus, in any case used or to be used primarily for the production or gathering of natural gas; and

(viii) all property which is the subject of a lease agreement designating Mortgagor as lessee and all right, title and interest of Mortgagor in and to such property and in, to and under such lease agreement, whether or not such lease agreement is intended as security;

TO HAVE AND TO HOLD unto Mortgagee, its successors and assigns forever,

PROVIDED, ALWAYS, that upon the earlier of (a) termination of the Facility pursuant to Section 2.05(d) of the Common Agreement and (b) reduction of the Facility Limit to zero pursuant to Section 7.04(b) of the Common Agreement, then, and in either case, the Mortgaged Property hereby conveyed and all rights and interests therein and thereto shall revert to Mortgagor and the estate, right, title and interest of Mortgagee therein shall thereupon cease, determine and become void, and in either case, subject to the requirements set forth in Section 7.04(b) of the Common Agreement, Mortgagee shall execute and deliver to Mortgagor, at Mortgagor’s cost, an appropriate release and discharge of this Mortgage in form to be recorded.

ARTICLE I

COVENANTS OF MORTGAGOR

Mortgagor covenants and agrees as follows:

Section 1.01. Title. Mortgagor has full power and lawful authority to mortgage the Mortgaged Property in the manner and form herein done or intended hereafter to be

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done. Mortgagor will preserve its title to the Mortgaged Property, subject, however, to Permitted Liens and to the provisions of Sections 5.03(f), 5.03(j), and 7.04 of the Common Agreement, and will forever warrant and defend the same to Mortgagee and will forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and parties whomsoever.

Section 1.02. Further Assurances. Mortgagor will, at its sole cost and expense, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Mortgagee may (at the request of the Required Secured Counterparties) from time to time reasonably require, for the better assuring, conveying, assigning, transferring and confirming unto Mortgagee the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms hereof, or for filing, registering or recording this Mortgage and, on demand, will execute and deliver, and hereby authorizes Mortgagee (at the request of the Required Secured Counterparties) to execute, if required, and file in Mortgagor’s name, to the extent it may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence or perfect more effectively Mortgagee’s security interest in and the lien hereof upon the Chattels and other personal property encumbered hereby.

Section 1.03. Filing and Recording of Documents. (a) Mortgagor forthwith upon the execution and delivery hereof, and thereafter from time to time, will cause this Mortgage and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the interest of Mortgagee in, the Mortgaged Property.

(b) Filing and Recording Fees and Other Charges. Mortgagor will pay all filing, registration or recording fees, and all expenses incident to the execution and acknowledgment hereof, any mortgage supplemental hereto, and any instrument of further assurance, and any expenses (including reasonable attorneys’ fees and disbursements) incurred by Mortgagee in connection with the Facility Documents, and will pay all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with this Mortgage, any mortgage supplemental hereto, or any instrument of further assurance.

Section 1.04. After-Acquired Property. All right, title and interest of Mortgagor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Property, hereafter acquired by, or released to, Mortgagor or constructed, assembled or placed by Mortgagor on the Premises, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, conveyance, assignment or other act by Mortgagor, shall become subject to the lien hereof as fully and completely, and with the same effect, as though now owned by

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Mortgagor and specifically described in the Granting Clause hereof, but at any and all times Mortgagor will execute and deliver to Mortgagee any and all such further assurances, mortgages, conveyances or assignments thereof as Mortgagee may reasonably require for the purpose of expressly and specifically subjecting the same to the lien hereof.

Section 1.05. Protective Advances by Mortgagee. Subject to the provisions of Section 3.15 hereof, if Mortgagor shall fail to perform any of the covenants contained herein, Mortgagee may (at the request of the Required Secured Counterparties) make advances to perform the same on its behalf and all sums so advanced shall be a lien upon the Mortgaged Property and shall be secured hereby; provided that notwithstanding anything in this Agreement to the contrary, the Mortgagee shall have no obligation whatsoever to make any such advance, and any such advance by the Mortgagee shall be made at the Mortgagee’s sole discretion. Mortgagor will repay on demand all sums so advanced on its behalf together with interest thereon at the Protective Advance Rate. The provisions of this Section shall not prevent any default in the observance of any covenant contained herein from constituting an Event of Default.

ARTICLE II

EVENTS OF DEFAULT AND REMEDIES

Section 2.01. Events of Default and Certain Remedies. If an Event of Default shall have occurred and be continuing beyond any applicable grace, notice, or cure periods, then and in every such case, to the extent permitted and pursuant to the procedures provided by applicable law:

(a) Mortgagee may (at the request of the Required Secured Counterparties) exercise any or all of its remedies under the Facility Documents; and

(b) Mortgagee, without entry, personally or by its agents or attorneys, insofar as applicable, may (at the request of the Required Secured Counterparties):

(i) institute proceedings for the complete or partial foreclosure hereof; or

(ii) take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in any of the Facility Documents, including, without limitation, this Mortgage, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Mortgagee shall elect.

(c) Any judgment for foreclosure of this Mortgage shall bear interest at the Protective Advance Rate.

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Section 2.02. Other Matters Concerning Sales.

(a) Mortgagee may adjourn from time to time any sale by it to be made hereunder or by virtue hereof by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

(b) Upon the completion of any sale or sales made by Mortgagee under or by virtue of this Article II, Mortgagee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument or instruments conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Mortgagor, if requested by Mortgagee, shall ratify and confirm any such sale or sales by executing and delivering to Mortgagee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of Mortgagee, for the purpose, and as may be designated in such request. Any such sale or sales made under or by virtue of this Article II, whether made under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mortgagor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Mortgagor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Mortgagor.

(c) In the event of any sale or sales made under or by virtue of this Article II (whether made under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), all sums required to be paid by Mortgagor pursuant hereto or to the Guaranty immediately thereupon shall, anything in any of said documents to the contrary notwithstanding, become due and payable.

(d) The purchase money, proceeds or avails of any sale or sales made under or by virtue of this Article II, together with any other sums which then may be held by Mortgagee hereunder, whether under the provisions of this Article II or otherwise, shall be applied in accordance with the terms and provisions of Section 7.05 of the Common Agreement.

(e) Upon any sale or sales made under or by virtue of this Article II, whether made under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Mortgagee may (at the request of the Required Secured Counterparties), subject to Section 7.02(b) of the Common Agreement, bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the obligations secured hereby the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which Mortgagee is authorized to deduct hereunder.

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Section 2.03. Payment of Amounts Due.

(a) In case an Event of Default shall have happened and be continuing, then, Mortgagor will be liable to Mortgagee for the whole amount of the Guaranteed Obligations and the Directly Secured Obligations, without duplication (up to the Maximum Obligation Amount) which then shall have become due and payable (minus that portion of the Guaranteed Obligations and the Directly Secured Obligations paid by PPL Brunner Island or recovered under its Mortgage), and the sums required to be paid by Mortgagor pursuant to any provision hereof or of the Guaranty, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to Mortgagee’s agents and counsel and any expenses incurred by Mortgagee hereunder (minus such sums and further amounts paid by PPL Brunner Island or recovered under its Mortgage). In the event Mortgagor shall fail forthwith to pay all such amounts as required, Mortgagee shall be entitled and empowered to institute such action or proceedings at law or in equity as may be advised by its counsel for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against Mortgagor and collect, out of the property of Mortgagor wherever situated, as well as out of the Mortgaged Property, in any manner provided by law, moneys adjudged or decreed to be payable.

(b) Mortgagee shall be entitled to recover judgment as aforesaid either before, after or during the pendency of any proceedings for the enforcement of the provisions hereof; and the right of Mortgagee to recover such judgment shall not be affected by any entry or sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the provisions hereof, or the foreclosure of the lien hereof; and in the event of a sale of the Mortgaged Property, and of the application of the proceeds of sale, as herein provided, to the payment of the Guaranteed Obligations and the Directly Secured Obligations hereby secured, Mortgagee shall be entitled to enforce payment of, and to receive all amounts then remaining due and unpaid upon, the Guaranteed Obligations and the Directly Secured Obligations, without duplication (minus that portion of the Guaranteed Obligations paid by PPL Brunner Island or recovered under its Mortgage), and to enforce payment of all other charges, payments and costs due hereunder or under the Guaranty (minus that portion of such other charges, payments and costs that have been paid by PPL Brunner Island or recovered under its Mortgage), and shall be entitled to recover judgment for any portion of the Guaranteed Obligations and the Directly Secured Obligations (up to the Maximum Obligation Amount) remaining unpaid. In case of proceedings against Mortgagor in insolvency or bankruptcy or any proceedings for its reorganization or involving the liquidation of its assets, then Mortgagee shall be entitled to prove the whole amount of the Guaranteed Obligations and the Directly Secured Obligations, without duplication, to the full amount thereof, and all other payments, charges and costs due hereunder, without deducting therefrom any proceeds obtained from the sale of the whole or any part of the Mortgaged Property, provided, however, that in no case shall Mortgagee receive a greater amount than the outstanding Guaranteed Obligations and Directly Secured Obligations, without duplication (minus that portion of the Guaranteed Obligations and Directly Secured Obligations paid by PPL Brunner Island or recovered under its Mortgage) from the

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aggregate amount of the proceeds of the sale of the Mortgaged Property and the distribution from the estate of Mortgagor and provided, further, that in no event shall Mortgagor be liable for more than the Maximum Obligation Amount.

(c) No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Mortgagor shall affect in any manner or to any extent, the lien hereof upon the Mortgaged Property or any part thereof, or any liens, rights, powers or remedies of Mortgagee hereunder, but such liens, rights, powers and remedies of Mortgagee shall continue unimpaired as before.

(d) Any moneys thus collected by Mortgagee under this Section 2.03 shall be applied by Mortgagee in accordance with the provisions of clause (d) of Section 2.02.

Section 2.04. Actions; Receivers. After the happening of any Event of Default and immediately upon the commencement of any action, suit or other legal proceedings by Mortgagee to obtain judgment for the Guaranteed Obligations or Directly Secured Obligations and other sums required to be paid by Mortgagor pursuant to any provision hereof or of the Guaranty, or of any other nature in aid of the enforcement of the Guaranteed Obligations or of the Guaranty or of any Facility Document, to the fullest extent permitted and pursuant to procedures provided by applicable law and subject to obtaining any consent or approval required to be obtained in connection therewith from any Governmental Authority, Mortgagor will if required by Mortgagee, consent to the appointment of a receiver or receivers of all or part of the Mortgaged Property. After the happening of any Event of Default and during its continuance, or upon the commencement of any proceedings to foreclose this Mortgage or to enforce the specific performance hereof or in aid thereof or upon the commencement of any other judicial proceeding to enforce any right of Mortgagee, Mortgagee shall be entitled, as a matter of right, to the fullest extent permitted and pursuant to procedures provided by applicable law (and subject to obtaining any consent or approval required to be obtained from any Governmental Authority), if Mortgagee shall so elect, without the giving of notice to any other party and without regard to the adequacy or inadequacy of any security for the Guaranteed Obligations and Directly Secured Obligations secured hereby, forthwith either before or after declaring the Guaranteed Obligations or Directly Secured Obligations to be due and payable, to the appointment of such a receiver or receivers. No such appointment of any receiver, liquidator or trustee of Mortgagor, or of any of its property, including the Mortgaged Property or any part thereof, shall deprive Mortgagee of any rights hereunder.

Section 2.05. Remedies Cumulative. No remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity or by statute. No delay or omission of Mortgagee to exercise any right or power accruing upon any Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Event of Default or any acquiescence therein; and every power and remedy

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given hereby to Mortgagee may be exercised from time to time as often as may be deemed expedient by Mortgagee. Nothing herein or in any other Facility Document shall affect the obligation of Mortgagor to pay the Guaranteed Obligations or the Directly Secured Obligations in the manner and at the time and place respectively expressed in the Guaranty or the other Facility Documents.

Section 2.06. Moratorium Laws; Right of Redemption. To the fullest extent permitted by applicable law, Mortgagor will not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any stay or extension or moratorium law, any exemption from execution or sale of the Mortgaged Property or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance hereof, nor claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Mortgaged Property, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to any decree, judgment or order of any court of competent jurisdiction; nor, after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof and Mortgagor hereby expressly waives all benefit or advantage of any such law or laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Mortgagee, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. Mortgagor, for itself and all who may claim under it, waives, to the extent that it lawfully may, all right to have the Mortgaged Property marshaled upon any foreclosure hereof.

ARTICLE III

MISCELLANEOUS

Section 3.01. Security Agreement; Fixture Filing. (a) This Mortgage constitutes a security agreement under the Uniform Commercial Code with respect that portion of the Mortgaged Property which is personal property subject to the Uniform Commercial Code. Mortgagee agrees that it will proceed with respect to any personal property covered by this Mortgage in accordance with its rights with respect to the real property pursuant to Section 9-604(a)(2) of the Uniform Commercial Code, and that the provisions of Part 6 of Article 9 of the Uniform Commercial Code other than Section 9-604 shall not apply.

(b) Certain portions of the Mortgaged Property are or will become “fixtures” (as that term is defined in the Uniform Commercial Code) on the Land, and this Mortgage, upon being filed for record in the real estate records of the county wherein such fixtures are situated, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of the Uniform Commercial Code upon such portions of the Mortgaged Property that are or become fixtures. The real property to which the fixtures relate is described in Schedule A hereto. The record owner of the real property described in Schedule A hereto is Mortgagor. The name, type of organization and jurisdiction of organization of the debtor for purposes of this financing

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statement are the name, type of organization and jurisdiction of organization of Mortgagor set forth in the first paragraph of this Mortgage, and the name of the secured party for purposes of this financing statement is the name of Mortgagee set forth in the first paragraph of this Mortgage. The mailing address of Mortgagor/debtor is the address of Mortgagor set forth in the first paragraph of this Mortgage. The mailing address of Mortgagee/secured party from which information concerning the security interest hereunder may be obtained is the address of Mortgagee set forth in the first paragraph of this Mortgage. Mortgagor’s organizational identification number is Delaware 3132237. Mortgagee agrees that it will proceed with respect to any personal property covered by this Mortgage in accordance with its rights with respect to the real property pursuant to Section 9-604(b)(2) of the Uniform Commercial Code, and that the provisions of Part 6 of Article 9 of the Uniform Commercial Code other than Section 9-604 shall not apply. Mortgagee waives its rights under Section 9-604(c) of the Uniform Commercial code.

(c) Notwithstanding anything to the contrary set forth herein, the Excepted Property shall be excluded from such security interest.

Section 3.02. Application of Certain Payments. Subject to Section 7.05 of the Common Agreement, in the event that all or any part of the Mortgaged Property is encumbered by one or more mortgages held by Mortgagee, Mortgagor hereby irrevocably authorizes and directs Mortgagee to apply any payment received by Mortgagee in respect of any of the Guaranteed Obligations and Directly Secured Obligations secured hereby or by any other such mortgage to the payment of such of said obligations as Mortgagee shall elect in its sole and absolute discretion, and Mortgagee shall have the right to apply any such payment in reduction of the Guaranteed Obligations and Directly Secured Obligations in such order and amounts as Mortgagee shall elect in its sole and absolute discretion without regard to the priority of the mortgage securing the obligations so repaid or to contrary directions from Mortgagor or any other party.

Section 3.03. Severability. In the event any one or more of the provisions contained herein or in any other Facility Document shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

Section 3.04. Modifications and Waivers in Writing. No provision hereof may be changed, waived, discharged or terminated orally or by any other means except an instrument in writing signed by the Mortgagor and Mortgagee. To the maximum extent permitted by law, any agreement hereafter made by Mortgagor and Mortgagee relating hereto shall be superior to the rights of the holder of any intervening or subordinate lien or encumbrance.

Section 3.05. Notices. (a) All notices, demands, consents, approvals and statements required or permitted hereunder shall be in writing and shall given in accordance with the terms and provisions of the Guaranty.

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(b) All notices given to Mortgagee by any person or entity (other than by Mortgagor) pursuant to Pa. C.S.A. § 8143(b), (c) or (d) shall be in writing and shall be delivered personally or sent by United States registered or certified mail, return receipt requested, to Mortgagee at Wilmington Trust FSB, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Jim Hanley.

(c) Without limiting, in any manner, any of Mortgagee’s other rights and remedies under this Mortgage, the Common Agreement, or the Guaranty, if (i) Mortgagor shall at any time deliver or cause to be delivered to Mortgagee a notice pursuant to 42 Pa. C.S.A. §8143 electing to limit the obligations secured by this Mortgage or (ii) Mortgagee shall receive or be served with any notice pursuant to 42 Pa. C.S.A. §8143(b) or (d), then, in any such case, Mortgagee’s rights under Section 1.05 to make advances or extend credit under this Mortgage shall thereupon immediately cease and be of no further force or effect, anything contained in this Mortgage or the Guaranty to the contrary notwithstanding.

Section 3.06. Successors and Assigns. All of the grants, covenants, terms, provisions and conditions herein shall run with the land and shall apply to, bind and inure to the benefit of, the respective successors and assigns of Mortgagor and Mortgagee.

Section 3.07. Limitation on Interest. Anything herein or in any other Facility Document to the contrary notwithstanding, the obligations of Mortgagor hereunder and under the Guaranty shall be subject to the limitation that payments of interest shall not be required to the extent that receipt of any such payment by Mortgagee and/or any Secured Counterparty would be contrary to provisions of law applicable to Mortgagee and/or such Secured Counterparty limiting the maximum rate of interest that may be charged or collected by Mortgagee and/or such Secured Counterparty.

Section 3.08. Substitute Mortgages. Mortgagor and Mortgagee (at the request of the Required Secured Counterparties) shall, upon their mutual agreement to do so, execute such documents as may be necessary in order to effectuate the modification hereof, including the execution of substitute mortgages, so as to create two (2) or more liens on the Mortgaged Property in such amounts as may be mutually agreed upon but in no event to exceed, in the aggregate, the Maximum Obligation Amount; in such event, Mortgagor covenants and agrees to pay the reasonable fees and expenses of Mortgagee and its counsel in connection with any such modification.

Section 3.09. No Merger of Interests. Unless expressly provided otherwise, in the event that ownership hereof and title to the fee and/or leasehold estates in the Premises encumbered hereby shall become vested in the same person or entity, this Mortgage shall not merge in said title but shall continue to be and remain a valid and subsisting lien on said estates in the Premises for the amount secured hereby.

Section 3.10. CERTAIN WAIVERS. MORTGAGOR HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW IN CONNECTION WITH ANY FORECLOSURE OR SIMILAR ACTION OR PROCEDURE BROUGHT BY MORTGAGEE OR ANY SECURED

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COUNTERPARTY ASSERTING AN EVENT OF DEFAULT HEREUNDER, ANY AND EVERY RIGHT IT MAY HAVE TO (I) INJUNCTIVE RELIEF, (II) A TRIAL BY JURY, AND (III) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. NOTHING IN THIS SECTION SHALL PREVENT OR PROHIBIT MORTGAGOR FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION AGAINST MORTGAGEE OR ANY SECURED COUNTERPARTY WITH RESPECT TO ANY ASSERTED CLAIM.

Section 3.11. Satisfaction or Assignment of Mortgage; Release. (a) Upon the earlier of (a) termination of the Facility pursuant to Section 2.05(d) of the Common Agreement, and (b) reduction of the Facility Limit to zero pursuant to Section 7.04(b) of the Common Agreement, Mortgagee shall, subject to the requirements of Section 7.04(b) of the Common Agreement, deliver a satisfaction or release of this Mortgage or, at Mortgagor’s option to be exercised in writing, an assignment hereof, in either case in proper form for recording. Mortgagor covenants and agrees to pay Mortgagee’s reasonable fees and expenses (including reasonable attorneys’ fees and expenses) in connection with any such satisfaction, release or assignment.

(b) If any of the Mortgaged Property shall be sold, transferred or otherwise disposed of by Mortgagor in a transaction permitted by the Common Agreement, then Mortgagee, at the request and sole expense of Mortgagor, subject to Section 5.03(j) of the Common Agreement, shall execute and deliver to Mortgagor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Mortgaged Property. Mortgagor shall deliver to Mortgagee, at least five (5) Business Days prior to the date of the proposed release, a written request for release identifying the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by Mortgagor stating that such transaction is in compliance with, and permitted by, the Common Agreement and the other Facility Documents.

Section 3.12. Multiple Security. If (a) the Premises shall consist of one or more parcels, whether or not contiguous and whether or not located in the same county, or (b) in addition to this Mortgage, Mortgagee shall now or hereafter hold one or more additional mortgages, liens, deeds of trust or other security (directly or indirectly) for the Guaranteed Obligations or the Directly Secured Obligations upon other property in the State in which the Premises are located (whether or not such property is owned by Mortgagor or by others), or (c) both the circumstances described in clauses (a) and (b) shall be true, then to the fullest extent permitted by law, Mortgagee may, at its election, commence or consolidate in a single foreclosure action all foreclosure proceedings against all such collateral securing the Guaranteed Obligations or Directly Secured Obligations (including the Mortgaged Property), which action may be brought or consolidated in the courts of any county in which any of such collateral is located. Mortgagor acknowledges that the right to maintain a consolidated foreclosure action is a specific inducement to the Secured Counterparties to enter into the Facility guaranteed by the Guaranty, and Mortgagor expressly and irrevocably waives any objections to the commencement or consolidation of the foreclosure proceedings in a single action and any objections to the laying of venue or based on the grounds of forum non conveniens which

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it may now or hereafter have. Mortgagor further agrees that if Mortgagee shall be prosecuting one or more foreclosure or other proceedings against a portion of the Mortgaged Property or against any collateral other than the Mortgaged Property, which collateral directly or indirectly secures the Guaranteed Obligations or the Directly Secured Obligations, or if Mortgagee shall have obtained a judgment of foreclosure and sale or similar judgment against such collateral, then, whether or not such proceedings are being maintained or judgments were obtained in or outside the State in which the Premises are located, Mortgagee may commence or continue foreclosure proceedings and exercise its other remedies granted in this Mortgage against all or any part of the Mortgaged Property, and Mortgagor, to the fullest extent permitted by law, waives any objections to the commencement or continuation of a foreclosure of this Mortgage or exercise of any other remedies hereunder based on such other proceedings or judgments, and waives any right to seek to dismiss, stay, remove, transfer or consolidate either any action under this Mortgage or such other proceedings on such basis. Neither the commencement nor continuation of proceedings to foreclose this Mortgage nor the exercise of any other rights hereunder nor the recovery of any judgment by Mortgagee in any such proceedings shall prejudice, limit or preclude Mortgagee’s right to commence or continue one or more foreclosure or other proceedings or obtain a judgment against any other collateral (either in or outside the State in which the Premises are located) which directly or indirectly secures the Guaranty, and Mortgagor, to the fullest extent permitted by law, expressly waives any objections to the commencement of, continuation of, or entry of a judgment in such other proceedings or exercise of any remedies in such proceedings based upon any action of judgment connected to this Mortgage, and Mortgagor also waives any right to seek to dismiss, stay, remove, transfer or consolidate either such other proceedings or any action under this Mortgage on such basis. It is expressly understood and agreed that to the fullest extent permitted by law, Mortgagee may, at its election, cause the sale of all collateral which is the subject of a single foreclosure action at either a single sale or at multiple sales conducted simultaneously and take such other measures as are appropriate in order to effect the agreement of the parties to dispose of and administer all collateral securing the Guaranty (directly or indirectly) in the most economical and least time-consuming manner.

Section 3.13. Governing Law, etc. This Mortgage shall be governed by and construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania, except that Mortgagor expressly acknowledges that by their terms the Guaranty and certain other Facility Documents shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflict of law.

Section 3.14. Security and Priority of Advances. This Mortgage secures, and the obligations secured hereby include, (i) all advances made by Mortgagee with respect to any of the Mortgaged Property for the payment of taxes and similar such impositions, maintenance charges or costs incurred for the protection of any of the Mortgaged Property or the lien of this Mortgage, pursuant to Section 1.05, whether made before or after a judgment for foreclosure of this Mortgage shall have been entered, and (ii) all expenses incurred by Mortgagee by reason of an Event of Default. As provided in 42 Pa. C.S.A. § 8144, this Mortgage shall constitute a lien on the Mortgaged Property from the

15

time this Mortgage is placed of record for, among other things, all such advances and expenses, plus interest thereon, regardless of the time when such advances are made or such expenses are incurred.

Section 3.15. Open-End Mortgage; Maximum Amount Secured. This Mortgage is an “open-end mortgage” as set forth in 42 Pa. Con. Stat. Ann. § 8143, and this Mortgage is given to secure the obligations of the Mortgagor under, or in respect of, the Guaranty to which Mortgagor is a party and the obligations of the Company referenced as Directly Secured Obligations, up to that amount which is equal to the amount of the aggregate maximum permitted principal obligations provided under the terms of the Guaranty and shall secure not only obligations with respect to presently existing obligations under the foregoing documents and agreements, but also any and all other obligations now owing or which may hereafter be owing by Mortgagor to the Mortgagee, however incurred, whether interest, discount or otherwise, and whether the same shall be deferred, accrued or capitalized, including future advances and re-advances, pursuant to the Guaranty, advances for the payment of taxes and assessments and municipal claims, maintenance charges, costs incurred for the protection of the property or the lien of this Mortgage, expenses incurred by Mortgagee by reason of default by Mortgagor under this Mortgage, or for any other permissible purpose, whether such advances are obligatory or are to be made at the option of Mortgagee, or otherwise, to the same extent as if such future advances were made on the date of the execution of this Mortgage. The lien of this Mortgage shall be valid as to all obligations secured hereby, including future advances, from the time of its filing for record in the recorder’s office of the county in which the property is located, and the lien of all present and future advances shall relate back to the date of this Mortgage. This Mortgage is intended to and shall be valid and have priority over all subsequent liens and encumbrances, including statutory liens, excepting solely taxes and assessments levied on the real estate, to the extent of the maximum amount secured hereby. The amount of principal obligations that may be secured by this Mortgage may increase or decrease from time to time. Notwithstanding anything in the foregoing or elsewhere in this Mortgage to the contrary, the maximum amount of outstanding principal obligations which shall be secured by this Mortgage shall not exceed $800,000,000.00, exclusive of accrued and unpaid interest and unpaid balances of advances and other extensions of credit secured by this Mortgage made for the payment of taxes, assessments, maintenance charges and costs incurred for the protection of the property within the meaning of 42 Pa. C.S.A. § 8143(f), and expenses incurred by the Mortgagee by reason of the default by the Mortgagor under the Guaranty and other costs and advances to the fullest extent permitted by the terms of 42 Pa. C.S.A. § 8144.

Section 3.16. Conflicts. In the event of any conflict between the provisions of this Mortgage and the provisions of the Common Agreement, the provisions of the Common Agreement shall prevail.

Section 3.17. No Fraudulent Transfer. Anything contained in this Mortgage to the contrary notwithstanding, the obligations of the Mortgagor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount (not in excess of the Maximum Obligation Amount) that would not render Mortgagor’s obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provision of applicable state law.

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Section 3.18. Mortgagee Exculpatory Provisions. The parties hereto hereby acknowledge and agree that the indemnity and exculpatory provisions of the Common Agreement (including without limitation Article VIII thereof) shall apply to the Mortgagee for any and all actions or inactions whatsoever of the Mortgagee under this Agreement.

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This Mortgage has been duly executed by Mortgagor, intending to be legally bound, on the date first above written.

MORTGAGOR:

PPL MONTOUR, LLC

Name:
Title:

STATE OF	)
	)	ss.:
COUNTY OF	)

On this, the     day of             , 2010, before me                    , the undersigned officer, personally appeared                     , who acknowledged himself to be the                     of                     a Delaware limited liability company, and that he as such                     , being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the general partner on behalf of the limited liability partnership by himself as                     .

In Witness Whereof, I hereunto set my hand and official seal.

Notary Public

My commission expires:

[Seal]

This instrument prepared by:

Ronald J. Reybitz, Esq.

PPL Services Corporation

Two North Ninth Street

Allentown, PA 18101

Phone: 610 / 774-2929

CERTIFICATE OF MORTGAGEE’S ADDRESS

The undersigned certifies that the address of Mortgagee is:

Wilmington Trust FSB

1100 North Market Street

Wilmington, Delaware 19890-0001

Authorized Agent of Mortgagee

SCHEDULE A

DESCRIPTION OF REAL PROPERTY

Exhibit G-1

[Letterhead of Secured Counterparty]

[Date]

Wilmington Trust FSB

1100 North Market Street

Wilmington, Delaware 19890-0001

Attention: Jim Hanley

Facsimile: 302-636-4140

Re:	Notice of Threshold Adjustment

Ladies and Gentlemen:

Reference is made to the Secured Energy Marketing and Trading Facility Common Agreement, dated as of November 1, 2010, by and among PPL EnergyPlus, LLC (the “Company”), PPL Energy Supply, LLC, as a guarantor, PPL Brunner Island, LLC, as a guarantor, PPL Montour, LLC, as a guarantor, Wilmington Trust FSB, as collateral agent (the “Collateral Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

Pursuant to Section 2.02 of the Agreement, we hereby notify you that a [Threshold Modification][Automatic Threshold Adjustment] has occurred and the modified [Counterparty Threshold][Facility Threshold] is [—], with respect to [specify Secured Counterparty] and its Secured Counterparty ISDA Agreement.

Very truly yours,

[Secured Counterparty]

By:
Name:
Title:

cc:	PPL EnergyPlus, LLC

Exhibit G-1

Exhibit G-2

[Letterhead of Company]

[Date]

Wilmington Trust FSB

1100 North Market Street

Wilmington, Delaware 19890-0001

Attention: Jim Hanley

Facsimile: 302-636-4140

Re:	Notice of Threshold Adjustment

Ladies and Gentlemen:

Reference is made to the Secured Energy Marketing and Trading Facility Common Agreement, dated as of November 1, 2010, by and among PPL EnergyPlus, LLC (the “Company”), PPL Energy Supply, LLC, as a guarantor, PPL Brunner Island, LLC, as a guarantor, PPL Montour, LLC, as a guarantor, Wilmington Trust FSB, as collateral agent (the “Collateral Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

Pursuant to Section 2.02 of the Agreement, we hereby notify you that a [Threshold Modification][Automatic Threshold Adjustment] has occurred and the modified [Counterparty Threshold][Facility Threshold] is [—], with respect to [specify Secured Counterparty] and its Secured Counterparty ISDA Agreement.

Very truly yours,

PPL EnergyPlus, LLC

By:
Name:
Title:

cc:	[Secured Counterparty]

Exhibit G-2

Exhibit H-1

[Letterhead of Secured Counterparty]

[Date]

Wilmington Trust FSB

1100 North Market Street

Wilmington, Delaware 19890-0001

Attention: Jim Hanley

Facsimile: 302-636-4140

Re:	Secured Counterparty Exposure Notification

Ladies and Gentlemen:

Reference is made to the Secured Energy Marketing and Trading Facility Common Agreement, dated as of November 1, 2010, by and among PPL EnergyPlus, LLC (the “Company”), PPL Energy Supply, LLC, as a guarantor, PPL Brunner Island, LLC, as a guarantor, PPL Montour, LLC, as a guarantor, Wilmington Trust FSB, as collateral agent (the “Collateral Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

Pursuant to Section 2.03(a) of the Agreement, we hereby notify you that (i) the Secured Counterparty Exposure with respect to [insert name of Secured Counterparty] is [—] and (ii) the amount of the Termination Payment due and owing by the Company to us under our Secured Counterparty ISDA Agreement is [—].

Very truly yours,

[Secured Counterparty]

By:
Name:
Title:

cc:	PPL EnergyPlus, LLC

Exhibit H-1

Exhibit H-2

[Letterhead of Company]

[Date]

Wilmington Trust FSB

1100 North Market Street

Wilmington, Delaware 19890-0001

Attention: Jim Hanley

Facsimile: 302-636-4140

Re:	Secured Counterparty Exposure Notification

Ladies and Gentlemen:

Reference is made to the Secured Energy Marketing and Trading Facility Common Agreement, dated as of November 1, 2010, by and among PPL EnergyPlus, LLC (the “Company”), PPL Energy Supply, LLC, as a guarantor, PPL Brunner Island, LLC, as a guarantor, PPL Montour, LLC, as a guarantor, Wilmington Trust FSB, as collateral agent (the “Collateral Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

Pursuant to Section 2.03(a) of the Agreement, we hereby notify you that (i) the Secured Counterparty Exposure with respect to [insert name of Secured Counterparty] is [—] and (ii) the amount of the Termination Payment due and owing by us to [specify Secured Counterparty] under its Secured Counterparty ISDA Agreement is [—].

Very truly yours,

PPL EnergyPlus, LLC

By:
Name:
Title:

cc:	[Secured Counterparty]

Exhibit H-2

Exhibit I-1

[Letterhead of Company/Parent/Genco]

[Date]

Wilmington Trust FSB

1100 North Market Street

Wilmington, Delaware 19890-0001

Attention: Jim Hanley

Facsimile: 302-636-4140

Re:	Notice of Secured Counterparty ISDA Agreement Event of Default

Ladies and Gentlemen:

Reference is made to the Secured Energy Marketing and Trading Facility Common Agreement, dated as of November 1, 2010, by and among PPL EnergyPlus, LLC (the “Company”), PPL Energy Supply, LLC, as a guarantor, PPL Brunner Island, LLC, as a guarantor, PPL Montour, LLC, as a guarantor, Wilmington Trust FSB, as collateral agent (the “Collateral Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

As contemplated in Section 6.05(b) and pursuant to Section [5.01(f)/5.02(g)/5.03(o)] of the Agreement, we hereby notify you that an Event of Default under (and as defined in) the Secured Counterparty ISDA Agreement, dated as of [—], 2010, between the Company and [specify Secured Counterparty] has occurred.

Very truly yours,

[Company/Parent/Genco]

By:
Name:
Title:

cc:	[Secured Counterparty]

Exhibit I-1

Exhibit I-2

[Letterhead of Secured Counterparty]

[Date]

Wilmington Trust FSB

1100 North Market Street

Wilmington, Delaware 19890-0001

Attention: Jim Hanley

Facsimile: 302-636-4140

Re:	Notice of Secured Counterparty ISDA Agreement Event of Default

Ladies and Gentlemen:

Reference is made to the Secured Energy Marketing and Trading Facility Common Agreement, dated as of November 1, 2010, by and among PPL EnergyPlus, LLC (the “Company”), PPL Energy Supply, LLC, as a guarantor, PPL Brunner Island, LLC, as a guarantor, PPL Montour, LLC, as a guarantor, Wilmington Trust FSB, as collateral agent (the “Collateral Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

Pursuant to Section 6.05(a) of the Agreement, we hereby notify you that an Event of Default (as defined in the Secured Counterparty ISDA Agreement, dated as of [—], 2010, between the Company and [specify Secured Counterparty] has occurred.

Very truly yours,

[Secured Counterparty]

By:
Name:
Title:

cc:	PPL EnergyPlus, LLC

Exhibit I-2

Exhibit I-3

[Letterhead of Wilmington Trust FSB]

[Date]

To the Addressees on Schedule 1 hereto

Re:	Trading Limitation Notice

Ladies and Gentlemen:

Reference is made to the Secured Energy Marketing and Trading Facility Common Agreement, dated as of November 1, 2010, by and among PPL EnergyPlus, LLC (the “Company”), PPL Energy Supply, LLC, as a guarantor, PPL Brunner Island, LLC, as a guarantor, PPL Montour, LLC, as a guarantor, Wilmington Trust FSB, as collateral agent (the “Collateral Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

Pursuant to Section 6.05(b) of the Agreement, the Collateral Agent hereby delivers this Trading Limitation Notice to the Company and each Secured Counterparty that the Collateral Agent has received the attached notice from a Credit Party of an Event of Default under (and as defined in) the applicable Secured Counterparty ISDA Agreement.

Very truly yours,

Wilmington Trust FSB

By:
Name:
Title:

Exhibit I-3

Schedule 1 to Exhibit I-3

PPL EnergyPlus, LLC

Two North Ninth Street

Allentown, Pennsylvania 18101-1179

Attention: Contract Administration (GENPL7)

Facsimile: (610) 774-5077

PPL Services Corporation

Two North Ninth Street

Allentown, Pennsylvania 18101 1179

Attention: Credit Services

Facsimile: (610) 774 6908

[Insert addresses of Secured Counterparties]

Schedule 1 to Exhibit I-3

Exhibit I-4

[Letterhead of Wilmington Trust FSB]

[Date]

To the Addressees on Schedule 1 hereto

Re:	Trading Limitation Notice

Ladies and Gentlemen:

Reference is made to the Secured Energy Marketing and Trading Facility Common Agreement, dated as of November 1, 2010, by and among PPL EnergyPlus, LLC (the “Company”), PPL Energy Supply, LLC, as a guarantor, PPL Brunner Island, LLC, as a guarantor, PPL Montour, LLC, as a guarantor, Wilmington Trust FSB, as collateral agent (the “Collateral Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

Pursuant to Section 6.05(b) of the Agreement, the Collateral Agent hereby delivers this Trading Limitation Notice to the Company and each Secured Counterparty that the Collateral Agent has received the attached notice from [insert applicable Secured Counterparty] of an Event of Default under (and as defined in) the Secured Counterparty ISDA Agreement referred to therein.

Very truly yours,

Wilmington Trust FSB

By:
Name:
Title:

Exhibit I-4

Schedule 1 to Exhibit I-4

PPL EnergyPlus, LLC

Two North Ninth Street

Allentown, Pennsylvania 18101-1179

Attention: Contract Administration (GENPL7)

Facsimile: (610) 774-5077

PPL Services Corporation

Two North Ninth Street

Allentown, Pennsylvania 18101 1179

Attention: Credit Services

Facsimile: (610) 774 6908

[Insert addresses of Secured Counterparties]

Schedule 1 to Exhibit I-4

Exhibit J-1

[Letterhead of Wilmington Trust FSB]

[Date]

To the Addressees on Schedule 1 hereto

Re:	Revocation of Trading Limitation Notice

Ladies and Gentlemen:

Reference is made to the Secured Energy Marketing and Trading Facility Common Agreement, dated as of November 1, 2010, by and among PPL EnergyPlus, LLC (the “Company”), PPL Energy Supply, LLC, as a guarantor, PPL Brunner Island, LLC, as a guarantor, PPL Montour, LLC, as a guarantor, Wilmington Trust FSB, as collateral agent (the “Collateral Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

Pursuant to Section 6.05(b) of the Agreement, the Collateral Agent hereby delivers this Revocation of Trading Limitation Notice to the Company and each Secured Counterparty that the Collateral Agent has received the attached Event of Default Resolution Notification from the same party that delivered the Notice of Secured Counterparty ISDA Agreement Event of Default and therefore that the Trading Limitation Notice is no longer outstanding and in effect.

Very truly yours,

Wilmington Trust FSB

By:
Name:
Title:

Exhibit J-1

Schedule 1 to Exhibit J-1

PPL EnergyPlus, LLC

Two North Ninth Street

Allentown, Pennsylvania 18101-1179

Attention: Contract Administration (GENPL7)

Facsimile: (610) 774-5077

PPL Services Corporation

Two North Ninth Street

Allentown, Pennsylvania 18101 1179

Attention: Credit Services

Facsimile: (610) 774 6908

[Insert addresses of Secured Counterparties]

Schedule 1 to Exhibit J-1

Exhibit J-2

[Letterhead of Company/Parent/Genco]

[Date]

Wilmington Trust FSB

1100 North Market Street

Wilmington, Delaware 19890-0001

Attention: Jim Hanley

Facsimile: 302-636-4140

Re:	Secured Counterparty ISDA Agreement Event of Default Resolution Notification

Ladies and Gentlemen:

Reference is made to the Secured Energy Marketing and Trading Facility Common Agreement, dated as of November 1, 2010, by and among PPL EnergyPlus, LLC (the “Company”), PPL Energy Supply, LLC, as a guarantor, PPL Brunner Island, LLC, as a guarantor, PPL Montour, LLC, as a guarantor, Wilmington Trust FSB, as collateral agent (the “Collateral Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

We hereby notify you pursuant to the last sentence of Section 6.05(b) of the Agreement that the circumstances giving rise to the Event of Default under (and as defined in) the Secured Counterparty ISDA Agreement, dated as of [—], 2010, between the Company and [specify Secured Counterparty] have been cured or otherwise resolved by the parties, and we request that you issue a Revocation of Trading Limitation Notice.

Very truly yours,

[Company/Parent/Genco]

By:
Name:
Title:

cc:	[Secured Counterparty]

Exhibit J-2

Exhibit J-3

[Letterhead of Secured Counterparty]

[Date]

Wilmington Trust FSB

1100 North Market Street

Wilmington, Delaware 19890-0001

Attention: Jim Hanley

Facsimile: 302-636-4140

Re:	Secured Counterparty ISDA Agreement Event of Default Resolution Notification

Ladies and Gentlemen:

Reference is made to the Secured Energy Marketing and Trading Facility Common Agreement, dated as of November 1, 2010, by and among PPL EnergyPlus, LLC (the “Company”), PPL Energy Supply, LLC, as a guarantor, PPL Brunner Island, LLC, as a guarantor, PPL Montour, LLC, as a guarantor, Wilmington Trust FSB, as collateral agent (the “Collateral Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

We hereby notify you pursuant to the last sentence of Section 6.05(b) of the Agreement that the circumstances giving rise to the Event of Default under (and as defined in) the Secured Counterparty ISDA Agreement, dated as of [—], 2010, between the Company and [specify Secured Counterparty] have been cured or otherwise resolved by the parties, and we request that you issue a Revocation of Trading Limitation Notice.

Very truly yours,

[Secured Counterparty]

By:
Name:
Title:

cc:	PPL EnergyPlus, LLC

Exhibit J-3

Exhibit K-1

[Letterhead of Company]

[Date]

Wilmington Trust FSB

1100 North Market Street

Wilmington, Delaware 19890-0001

Attention: Jim Hanley

Facsimile: 302-636-4140

Re:	Notice of Early Termination Date

Ladies and Gentlemen:

Reference is made to the Secured Energy Marketing and Trading Facility Common Agreement, dated as of November 1, 2010, by and among PPL EnergyPlus, LLC (the “Company”), PPL Energy Supply, LLC, as a guarantor, PPL Brunner Island, LLC, as a guarantor, PPL Montour, LLC, as a guarantor, Wilmington Trust FSB, as collateral agent (the “Collateral Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

Pursuant to Section 6.05(d) of the Agreement, we hereby notify you that [insert name of relevant Secured Counterparty] has designated an Early Termination Date with respect to the Secured Counterparty ISDA Agreement, dated as of [—], 20[—], by and between the Company and [insert name of relevant Secured Counterparty].

Very truly yours,

PPL EnergyPlus, LLC

By:
Name:
Title:

cc:	[specify Secured Counterparty]

Exhibit K-1

Exhibit K-2

[Letterhead of Secured Counterparty]

[Date]

Wilmington Trust FSB

1100 North Market Street

Wilmington, Delaware 19890-0001

Attention: Jim Hanley

Facsimile: 302-636-4140

Re:	Notice of Early Termination Date

Ladies and Gentlemen:

Reference is made to the Secured Energy Marketing and Trading Facility Common Agreement, dated as of November 1, 2010, by and among PPL EnergyPlus, LLC (the “Company”), PPL Energy Supply, LLC, as a guarantor, PPL Brunner Island, LLC, as a guarantor, PPL Montour, LLC, as a guarantor, Wilmington Trust FSB, as collateral agent (the “Collateral Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

Pursuant to Section 6.05(d) of the Agreement, we hereby notify you that we have designated an Early Termination Date with respect to the Secured Counterparty ISDA Agreement, dated as of [—], 20[—], by and between the Company and [insert name of relevant Secured Counterparty].

Very truly yours,

[Secured Counterparty]

By:
Name:
Title:

cc:	PPL EnergyPlus, LLC

Exhibit K-2

Exhibit L-1

[Letterhead of Company]

[Date]

Wilmington Trust FSB

1100 North Market Street

Wilmington, Delaware 19890-0001

Attention: Jim Hanley

Facsimile: 302-636-4140

Re:	Notice of Early Termination Date

Ladies and Gentlemen:

Reference is made to the Secured Energy Marketing and Trading Facility Common Agreement, dated as of November 1, 2010, by and among PPL EnergyPlus, LLC (the “Company”), PPL Energy Supply, LLC, as a guarantor, PPL Brunner Island, LLC, as a guarantor, PPL Montour, LLC, as a guarantor, Wilmington Trust FSB, as collateral agent (the “Collateral Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

Pursuant to Section 6.05(d) of the Agreement, we hereby notify you that an Early Termination Date has occurred with respect to the Secured Counterparty ISDA Agreement, dated as of [—], 20[—], by and between the Company and [insert name of relevant Secured Counterparty].

Very truly yours,

PPL EnergyPlus, LLC

By:
Name:
Title:

cc:	[specify Secured Counterparty]

Exhibit L-1

Exhibit L-2

[Letterhead of Secured Counterparty]

[Date]

Wilmington Trust FSB

1100 North Market Street

Wilmington, Delaware 19890-0001

Attention: Jim Hanley

Facsimile: 302-636-4140

Re:	Notice of Early Termination Date

Ladies and Gentlemen:

Reference is made to the Secured Energy Marketing and Trading Facility Common Agreement, dated as of November 1, 2010, by and among PPL EnergyPlus, LLC (the “Company”), PPL Energy Supply, LLC, as a guarantor, PPL Brunner Island, LLC, as a guarantor, PPL Montour, LLC, as a guarantor, Wilmington Trust FSB, as collateral agent (the “Collateral Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

Pursuant to Section 6.05(d) of the Agreement, we hereby notify you that an Early Termination Date has occurred with respect to the Secured Counterparty ISDA Agreement, dated as of [—], 20[—], by and between the Company and [insert name of relevant Secured Counterparty].

Very truly yours,

[Secured Counterparty]

By:
Name:
Title:

cc:	PPL EnergyPlus, LLC

Exhibit L-2

Exhibit M

[Letterhead of Wilmington Trust FSB]

[Date]

To the Addressees on Schedule 1 hereto

Re:	Notice to Secured Counterparties of Early Termination Date

Ladies and Gentlemen:

Reference is made to the Secured Energy Marketing and Trading Facility Common Agreement, dated as of November 1, 2010, by and among PPL EnergyPlus, LLC (the “Company”), PPL Energy Supply, LLC, as a guarantor, PPL Brunner Island, LLC, as a guarantor, PPL Montour, LLC, as a guarantor, Wilmington Trust FSB, as collateral agent (the “Collateral Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

Pursuant to Section 6.05(d) of the Agreement, the Collateral Agent hereby notifies you that it has received a Notice of Early Termination Date.

Very truly yours,

Wilmington Trust FSB

By:
Name:
Title:

Exhibit M-1

Schedule 1 to Exhibit M

[Insert addresses of Secured Counterparties]

Schedule 1 to Exhibit M

Exhibit N-1

[Letterhead of Company]

[Date]

Wilmington Trust FSB

1100 North Market Street

Wilmington, Delaware 19890-0001

Attention: Jim Hanley

Facsimile: 302-636-4140

Re:	Form of Vote Request

Ladies and Gentlemen:

Reference is made to the Secured Energy Marketing and Trading Facility Common Agreement, dated as of November 1, 2010, by and among PPL EnergyPlus, LLC (the “Company”), PPL Energy Supply, LLC, as a guarantor, PPL Brunner Island, LLC, as a guarantor, PPL Montour, LLC, as a guarantor, Wilmington Trust FSB, as collateral agent (the “Collateral Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

Pursuant to Section 9.03(c) of the Agreement, we hereby request that you issue a Vote Notice to the Secured Counterparties.

[Company to insert following details:

(i)	reasonably detailed description of proposed act or matter requiring vote;

(ii)	Record Date for determination of Required Secured Counterparties in connection with such proposed act or matter;

(iii)	the effective date, if applicable, of such act or matter; and

(iv)	the Due Date for delivery of solicited vote.]

Very truly yours,

PPL EnergyPlus, LLC

By:
Name:
Title:

Exhibit N-1

Exhibit N-2

[Letterhead of Secured Counterparty]

[Date]

Wilmington Trust FSB

1100 North Market Street

Wilmington, Delaware 19890-0001

Attention: Jim Hanley

Facsimile: 302-636-4140

Re:	Form of Vote Request

Ladies and Gentlemen:

Reference is made to the Secured Energy Marketing and Trading Facility Common Agreement, dated as of November 1, 2010, by and among PPL EnergyPlus, LLC (the “Company”), PPL Energy Supply, LLC, as a guarantor, PPL Brunner Island, LLC, as a guarantor, PPL Montour, LLC, as a guarantor, Wilmington Trust FSB, as collateral agent (the “Collateral Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

Pursuant to Section 9.03(c) of the Agreement, we hereby request that you issue a Vote Notice to the Company and the other Secured Counterparties.

[Secured Counterparty to insert following details:

(v)	reasonably detailed description of proposed act or matter requiring vote;

(vi)	Record Date for determination of Required Secured Counterparties in connection with such proposed act or matter;

(vii)	the effective date, if applicable, of such act or matter; and

(viii)	the Due Date for delivery of solicited vote.]

Very truly yours,

PPL EnergyPlus, LLC

By:
Name:
Title:

cc:	PPL, EnergyPlus, LLC

Exhibit N-2

Exhibit N-3

[Letterhead of Wilmington Trust FSB]

[Date]

To the Addressees on Schedule 1 hereto

Re:	Vote Notice

Ladies and Gentlemen:

Reference is made to the Secured Energy Marketing and Trading Facility Common Agreement, dated as of November 1, 2010, by and among PPL EnergyPlus, LLC (the “Company”), PPL Energy Supply, LLC, as a guarantor, PPL Brunner Island, LLC, as a guarantor, PPL Montour, LLC, as a guarantor, Wilmington Trust FSB, as collateral agent (the “Collateral Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

Pursuant to Section 9.03(c) of the Agreement, the Collateral Agent hereby delivers this Vote Notice that the Collateral Agent has received the attached Vote Request.

Very truly yours,

Wilmington Trust FSB

By:
Name:
Title:

Exhibit N-3

Schedule 1 to Exhibit N-3

PPL EnergyPlus, LLC

Two North Ninth Street

Allentown, Pennsylvania 18101-1179

Attention: Contract Administration (GENPL7)

Facsimile: (610) 774-5077

PPL Services Corporation

Two North Ninth Street

Allentown, Pennsylvania 18101 1179

Attention: Credit Services

Facsimile: (610) 774 6908

[Insert addresses of Secured Counterparties]

Schedule 1 to Exhibit N-3